UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Comerica Incorporated

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Comerica Incorporated

Proxy Statement and Notice of

2013 Annual Meeting of Shareholders

Comerica Incorporated

Comerica Bank Tower

1717 Main Street

Dallas, Texas 75201

March 12, 2013

Dear Shareholder,

It is our pleasure to invite you to attend the 2013 Annual Meeting of Shareholders of Comerica Incorporated at 9:30 a.m., Central Time, on Tuesday, April 23, 2013 at Comerica Bank Tower, 1717 Main Street, 4th Floor, Dallas, Texas 75201. Registration will begin at 8:30 a.m., Central Time. A map showing the location of the Annual Meeting is on the back cover of the accompanying proxy statement.

This year, for the first time, we are providing proxy materials to our shareholders primarily through the Internet. We are pleased to use this process, which allows our shareholders to receive proxy materials in an expedited manner, while significantly lowering the costs of our annual proxy campaign. On or about March 12, 2013, we mailed to our shareholders of record (other than those who previously requested electronic delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access this proxy statement, our annual report and additional soliciting materials online. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials in the mail (with the exception of the proxy card, which will be separately mailed on or around March 22, 2013 to shareholders of record that have not yet voted) unless you specifically request them. The Notice of Internet Availability of Proxy Materials instructs you on how to electronically access and review all of the important information contained in this proxy statement and the annual report, and it provides you with information on voting. The proxy materials available online include our 2013 proxy statement, our 2012 annual report, which summarizes Comerica’s major developments during 2012 and includes the 2012 consolidated financial statements, and additional soliciting materials.

Whether or not you plan to attend the Annual Meeting, please submit your proxy promptly so that your shares will be voted as you desire.

Sincerely,

Ralph W. Babb, Jr. Chairman and Chief Executive Officer

PROXY STATEMENT

EXECUTIVE SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

Annual Meeting of Shareholders

Time and Date	9:30 a.m., Central Time, April 23, 2013

Place	Comerica Bank Tower 1717 Main Street, 4th Floor Dallas, Texas 75201

Record Date	February 22, 2013

Mailing Date	On or around March 12, 2013

Voting	Shareholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the proposals to be voted on.

Meeting Agenda

•	Election of directors

•	Ratification of Ernst & Young LLP as independent auditors for 2013

•	Approval of the Comerica Incorporated 2006 Amended and Restated Long-Term Incentive Plan, as further amended

•	Advisory approval of the Company’s executive compensation

•	Transact other business that may properly come before the meeting

Voting Matters

	Board Vote Recommendation	Page Reference
Election of directors	FOR EACH DIRECTOR NOMINEE	65

Ratification of Ernst & Young LLP as independent auditors for 2013	FOR	78

Approval of the Comerica Incorporated 2006 Amended and Restated Long-Term Incentive Plan, as further amended	FOR	82

Advisory approval of the Company’s executive compensation	FOR	94

Board Nominees

The following table provides summary information about each director nominee. Each director nominee will be elected for a one-year term. Directors are elected by a majority of votes cast.

		Director			Committee Memberships				Other Public Company Boards
Name	Age	since	Occupation	Independent	AC	GCNC	ERC	QLCC

Ralph W. Babb, Jr.	64	2001	Chairman, President & CEO, Comerica Incorporated and Comerica Bank						Texas Instruments Inc.
Roger A. Cregg	56	2006	President & CEO, AV Homes, Inc.	X	F	X		X	AV Homes, Inc.
T. Kevin DeNicola	58	2006	Former CFO, KIOR, Inc.	X	C, F		X	C	Axiall Corporation
Jacqueline P. Kane	60	2008	SVP, Human Resources and Corporate Affairs, The Clorox Company	X		X
Richard G. Lindner	58	2008	Retired; Former SEVP & CFO, AT&T, Inc.	IFD		C	X
Alfred A. Piergallini	66	1991	Consultant, Desert Trail Consulting	X		X			Central Garden & Pet Company
Robert S. Taubman	59	2000	Chairman, President & CEO, Taubman Centers, Inc. and The Taubman Company	X			X		Sotheby’s Holdings, Inc., Taubman Centers, Inc.
Reginald M. Turner, Jr.	53	2005	Attorney, Clark Hill PLC	X	X		C	X
Nina G. Vaca	41	2008	Chairman & CEO, Pinnacle Technical Resources, Inc. and Vaca Industries Inc.	X	X		X	X	Kohl’s Corporation

AC — Audit Committee; C — Chair; ERC — Enterprise Risk Committee; F — Financial expert; GCNC — Governance, Compensation and Nominating Committee; IFD — Independent Facilitating Director; QLCC — Qualified Legal Compliance Committee

Attendance

All director nominees and all incumbent directors attended at least seventy-five percent (75%) of the aggregate number of meetings held by the Board and all the committees of the Board on which the respective directors served, except for Alfred A. Piergallini, who attended less than that number due to medical issues, from which he has fully recovered.

Corporate Governance Highlights

Comerica is very committed to sound corporate governance practices. We believe that strong corporate governance is important, and that integrity and trustworthiness are the cornerstones upon which successful companies are built. In light of this belief, over the past several years, we have implemented multiple enhancements in the corporate governance of Comerica. Specifically, we have:

•	appointed an independent Facilitating Director who participates in the process of preparing meeting agendas and schedules and presides over executive sessions of the Board of Directors;

•	adopted a majority vote standard for director elections;

•	eliminated supermajority voting requirements in our governing documents;

•	declassified our Board of Directors to allow for the annual election of all directors; and

•	prohibited transactions by employees and directors that are designed to hedge or offset any decrease in the market value of Comerica’s equity securities.

Auditors

As a matter of good corporate governance, we are asking our shareholders to ratify the selection of Ernst & Young as our independent auditors for 2013. Set forth below is summary information with respect to Ernst & Young’s fees for services provided in 2012 and 2011.

	2012	2011
Audit Fees	$1,907,708	$2,092,177
Audit-Related Fees	269,900	364,415
Tax Fees	225,045	228,508
All Other Fees	1,995	1,995

	$2,404,648	$2,687,095

One and Five-Year Total Shareholder Return

Compensation Practices Comerica Does NOT Utilize

Compensation Practices Comerica Does NOT Utilize	Description
Employment Agreements*	Employment agreements are not provided to Comerica’s executive team.

Perquisites	As of June 30, 2010, Comerica eliminated all executive officer perquisite programs.

Personal Use of Corporate Aircraft	Comerica does not allow executives to use corporate aircraft for personal travel (except in the event of an emergency such as a medical or life-threatening event, in which case the executive is required to reimburse Comerica for the full incremental cost of such use).

Change of Control Agreements

• Excise Tax Gross-Up Payments	Since 2008, Comerica has not entered into any new change of control agreements that include any provision for excise tax gross-up payments on behalf of terminated executives, and it will not include the provision in any future agreements.

• Severance Payment Rights	Since 2008, Comerica has not entered into any new change of control agreements that include any provision that effectively allows for severance payments to be made solely on account of the occurrence of a change of control event (typically referred to as “single trigger” or “modified single trigger” provisions). Additionally, Comerica will not include such provisions in any future agreements. More details can be found on pages 44-45.

*	Mr. Babb has an outstanding Supplemental Pension and Retiree Medical Agreement dated May 29, 1998. Details can be found on pages 45-46.

Executive Compensation Elements

Key Objectives
	Compensation Elements	Philosophy Statement	Attract & Retain	Reward Short-Term Performance	Reward Long-Term Performance	Align to Shareholder Interests

TARGET CASH

The mix of base salary and short-term incentives is balanced against long-term incentives to provide appropriate focus on both short and long-term results, with the goal of discouraging behavior that could give rise to excessive risk-taking.

	Base Salary	Base salary is used to compete in the market for talent and forms the foundation for our other reward vehicles.	X
	Short-Term Cash Incentives	Our short-term cash incentive program rewards annual relative performance against our 11 peer financial institutions, based on specific metrics. To achieve top funding, our performance must rank first among our peers in all metrics. If our performance ranks in the bottom quartile for a metric, no funding is provided for that metric. Individual awards are based on operational performance and achievement of strategic goals. For employees covered under Section 162(m) of the Internal Revenue Code, the individual funding calculation can only be reduced to determine the short-term incentive award.	X	X		X

LONG-TERM INCENTIVES

We use a mix of both cash and equity in our long-term incentive programs. Measuring the Company’s long-term performance over a three-year period based on financial metrics and in terms of fair market value appreciation over time reinforces behaviors that can preserve shareholder value and discourage excessive risk-taking.

	Long-Term Cash Incentives	Our long-term cash incentive program rewards three-year relative performance against our 11 peer financial institutions, based on specific metrics. To achieve a top funding, our performance must rank first among our peers in all metrics. If our performance ranks in the bottom quartile for a metric, no funding is attributable for that metric.	X		X	X
	Equity Incentives	Long-term equity incentives align management with shareholder interests and reward long-term performance. Value is created for participants when sustained performance increases stock price over several years. We primarily use two vehicles, stock options and restricted stock:	X		X	X

•   Stock Options.    Our stock options use the closing price on the date of grant for the strike price. Vesting occurs over four years, and the participant only receives a benefit when the stock price increases so that the shareholders also benefit.

•   Restricted Stock.    Restricted stock grants for the named executive officers (“NEOs”) vest in their entirety at the end of five years. They are utilized as a retention tool to incent key leadership to remain with Comerica. Their value is directly tied to the stock price and therefore aligns management with shareholder interests. Beginning in 2013, Comerica has begun the practice of granting performance restricted stock units (PRSUs) to the NEOs and key leaders instead of time-based restricted stock awards, as described below.

OTHER	Other Compensation and Benefit Programs / Retirement Benefits	Comerica offers all employees benefits programs that provide protections for health, welfare and retirement.	X

2012 Compensation Summary

Set forth below is a summary of the 2012 compensation for each named executive officer as determined under SEC rules.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Ralph W. Babb, Jr.	2012	1,210,512	0	2,761,680	1,047,682	2,120,485	3,092,215	10,000	10,242,574
Chairman of the Board,	2011	1,170,873	0	2,127,040	1,349,010	2,416,944	2,745,500	9,800	9,819,167
President and Chief Executive Officer, Comerica Incorporated and Comerica Bank	2010	2,727,452	0	1,233,540	757,680	1,986,350	2,108,247	32,180	8,845,449
Karen L. Parkhill	2012	592,692	0	473,600	181,230	669,822	0	19,604	1,936,948
Vice Chairman and Chief Financial Officer, Comerica Incorporated and Comerica Bank	2011	218,942	792,222	1,131,078	505,800	357,778	0	991,242	3,997,062
Lars C. Anderson	2012	617,692	0	503,200	189,860	802,556	0	26,250	2,139,558
Vice Chairman, Comerica Incorporated and Comerica Bank	2011	600,000	0	1,818,150	280,800	907,667	0	261,616	3,868,233
Curtis C. Farmer	2012	597,692	0	497,280	181,230	849,723	0	22,500	2,148,425
Vice Chairman,	2011	571,393	0	410,550	257,400	912,635	0	22,050	2,174,028
Comerica Incorporated and Comerica Bank	2010	937,042	0	411,180	258,720	346,000	0	30,952	1,983,894
Jon W. Bilstrom	2012	540,423	0	429,200	163,970	536,039	299,567	10,000	1,979,199
Executive Vice President and Secretary, Comerica Incorporated and Comerica Bank

For more information, see the narrative and notes accompanying the 2012 Summary Compensation Table set forth on pages 47-50.

2012 Realized Pay

Named Executive Officer	Salary ($)(1)	2012 Annual Incentive Award (AMI)(2) ($)	2010 – 2012 Long-Term Incentive Award (LMI)(2) ($)	Stock Option Exercises ($)(3)	Restricted Stock Vestings ($)(3)	Employer Contributions under 401(k) Savings Plan, Retirement Account Plan and/or ESPP(4)	Total ($)
Ralph W. Babb, Jr.	1,210,512	1,215,000	905,485	—	885,000	10,000	4,225,997
Karen L. Parkhill	592,692	490,000	179,822	—	N/A	19,604	1,282,118
Lars C. Anderson	617,692	527,000	275,556	—	N/A	26,250	1,446,498
Curtis C. Farmer	597,692	492,000	357,723	—	N/A	22,500	1,469,915
Jon W. Bilstrom	540,423	353,600	182,439	—	177,000	10,000	1,263,462

(1)	Reflects base salary paid in 2012.

(2)	Amounts reflect the annual cash award earned for the 2012 performance period and the long-term cash award earned for the 2010-2012 performance period. Both awards were paid on February 15, 2013.

(3)	Amounts reflect the income the NEOs received in 2012 from stock option exercises and/or restricted stock vestings.

(4)	Employer contributions under the Retirement Account Plan vest after three years of service.

For more information, see the “Compensation Philosophy” section on pages 23-26.

2013 Executive Compensation Plan Design Changes

Comerica’s Governance, Compensation and Governance Committee reviews executive compensation programs to ensure they remain consistent with the Company’s long-term goals, evolving governance, market practices and shareholder feedback. The following changes have been made for 2013:

•

Included a Performance Metric on Long-Term Incentives – Beginning in 2013, Comerica has begun the practice of granting performance restricted stock units (PRSUs) to the NEOs and key leaders instead of time-based restricted stock awards. The PRSUs will fully cliff vest at the end of three years if Comerica maintains the Tier 1 Capital Threshold defined by the Federal Reserve for well capitalized banks each year during the performance period. Any year Comerica falls below the threshold, 15% of the target award will be forfeited, with a maximum reduction of 45% of the target award. It is intended that the performance provision will apply to grants in successive years, typically causing more than one grant to be impacted if the performance threshold is not met. Accrued dividend equivalents are paid out annually in cash and will be subject to the same 15% reduction if the Tier 1 Capital Threshold is not achieved for that year. Granting performance restricted stock units to our NEOs and key leaders further aligns management with the interest of shareholders over the long-term and allows target awards to be negatively adjusted for risk.

•

Rebalanced the Mix of Equity Awards – To further discourage inappropriate risk-taking, the mix of equity awards granted to the NEOs and key leaders in 2013 was rebalanced so that 90% of the value was provided in performance restricted stock units and 10% of the value was provided in stock options.

•

Instituted a Holding Period for Stock Ownership Guidelines – To strengthen our program, a holding period was adopted for 2013 which requires individuals not meeting the target share ownership level within a five-year time frame to hold 50% of all after-tax shares remaining from restricted stock vestings and 50% of all after-tax/after-exercise price shares remaining from stock option exercises.

For more information, see “Looking Forward – 2013 Executive Compensation Plan Design Changes” on pages 41-42.

COMERICA INCORPORATED

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

APRIL 23, 2013

Date:	April 23, 2013

Time:	9:30 a.m., Central Time

Place:	Comerica Bank Tower 1717 Main Street, 4th Floor Dallas, Texas 75201

We invite you to attend the Comerica Incorporated Annual Meeting of Shareholders for the following purposes:

1.	To elect nine directors nominated by the Board of Directors for one-year terms expiring in 2014 or upon the election and qualification of their successors;

2.	To ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2013;

3.	To approve the Comerica Incorporated 2006 Amended and Restated Long-Term Incentive Plan, as further amended;

4.	To approve a non-binding, advisory proposal approving executive compensation; and

5.	To transact any other business that is properly submitted before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

The record date for the Annual Meeting is February 22, 2013 (the “Record Date”). Only shareholders of record at the close of business on the Record Date can vote at the Annual Meeting. Action may be taken at the Annual Meeting on any of the foregoing proposals on the date specified above or any date or dates to which the Annual Meeting may be adjourned or postponed.

Under rules adopted by the Securities and Exchange Commission, we are furnishing proxy materials to our shareholders primarily via the Internet this year, instead of mailing printed copies of the proxy statement and annual report. Shareholders of record have been mailed a Notice of Internet Availability of Proxy Materials on or around March 12, 2013, which provides them with instructions on how to vote and how to electronically access the proxy materials on the Internet. It also provides them with instructions on how to request paper copies of these materials, should they so desire. In addition, on or around March 22, 2013, Comerica will mail a proxy card to its shareholders of record that have not yet voted, along with a second copy of the Notice of Internet Availability of Proxy Materials. Shareholders of record who previously enrolled in a program to receive electronic versions of the proxy materials will receive an email notice with details on how to access those materials and how to vote.

Comerica will have a list of shareholders who can vote at the Annual Meeting available for inspection by shareholders at the Annual Meeting and, for 10 days prior to the Annual Meeting, during regular business hours at the offices of the Comerica Corporate Legal Department, Comerica Bank Tower, 1717 Main Street, Dallas, Texas 75201.

If you plan to attend the Annual Meeting but are not a shareholder of record because you hold your shares in street name, please bring evidence of your beneficial ownership of your shares with you to the Annual Meeting. See the “Questions and Answers” section of the proxy statement for a discussion of the difference between a shareholder of record and a street name holder.

Whether or not you plan to attend the Annual Meeting and whether you own a few or many shares of stock, the Board of Directors urges you to vote promptly. Registered holders may vote through the Internet, by telephone or, once you receive a printed proxy card in the mail, by completing, dating, signing and returning the proxy card so that your shares may be represented at the Annual Meeting. “Street name” holders must vote their shares in the manner prescribed by their brokerage firm, bank or other nominee. You will find instructions for voting in the “Questions and Answers” section of the proxy statement.

By Order of the Board of Directors,

Jon W. Bilstrom Executive Vice President — Governance, Regulatory Relations and Legal Affairs, and Corporate Secretary

March 12, 2013

Comerica Incorporated

Comerica Bank Tower

1717 Main Street

Dallas, Texas 75201

2013 PROXY STATEMENT

QUESTIONS AND ANSWERS

What is a proxy?

A proxy is your authorization for someone else to vote for you in the way that you want to vote. When you complete and submit a proxy card or use the automated telephone voting system or the Internet voting system, you are submitting a proxy. The Board of Directors of Comerica Incorporated (“Comerica” or the “Company”) is soliciting this proxy. All references in this proxy statement to “you” will mean you, the shareholder, and to “yours” will mean the shareholder’s or shareholders’, as appropriate.

What is a proxy statement?

A proxy statement is a document the United States Securities and Exchange Commission (“SEC”) requires to explain the matters on which you are asked to vote on by proxy and to disclose certain related information. This proxy statement was first made available to the shareholders on or about March 12, 2013.

Why am I receiving my proxy materials electronically instead of receiving paper copies through the mail?

Under rules adopted by the SEC, we are furnishing proxy materials to our shareholders primarily via the Internet this year, instead of mailing printed copies of the proxy statement and annual report. In addition to reducing the amount of paper used in producing these materials, this method lowers the costs associated with mailing the proxy materials to shareholders.

On or about March 12, 2013, we mailed to our shareholders of record (other than those who previously requested electronic delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access this proxy statement and our annual report online. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials in the mail (with the exception of the proxy card, which will be separately mailed on or around March 22, 2013 to shareholders of record that have not yet voted). The Notice of Internet Availability of Proxy Materials instructs you on how to electronically access and review all of the important information contained in this proxy statement and the annual report, and it provides you with information on voting.

If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a paper copy of our proxy materials, follow the instructions contained in the Notice of Internet Availability of Proxy Materials about how you may request to receive your materials in printed form on a one-time or ongoing basis.

Where is this year’s proxy statement available electronically?

As described in the Notice of Internet Availability of Proxy Materials, you may view this proxy statement, as well as the 2012 annual report and additional soliciting materials, electronically by going to www.ematerials.com/cma and clicking on the document you wish to view.

Who can vote?

Only record holders of Comerica’s common stock at the close of business on February 22, 2013, the Record Date, can vote at the Annual Meeting. Each shareholder of record has one vote, for each share of common stock owned, on each matter presented for a vote at the Annual Meeting.

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank or other nominee, then the brokerage firm, bank or other nominee is considered to be the shareholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the brokerage firm, bank or other nominee how to vote their shares. See “How can I vote?” below.

How can I vote?

If you are a shareholder of record as of the Record Date (as opposed to a street name holder), you will be able to vote in four ways: in person, by proxy card, by telephone, or by the Internet. On or about March 12, 2013, we mailed to our shareholders of record (other than those who previously requested electronic delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy materials and how to submit their proxy via the Internet. In addition, on or about March 22, 2013, we will mail a printed version of the proxy card, along with a second copy of the Notice of Internet Availability of Proxy Materials, to such shareholders of record, if they have not yet voted. Generally, shareholders of record will need information on the Notice of Internet Availability of Proxy Materials or the proxy card to vote. If you previously enrolled in a program to receive electronic versions of Comerica’s annual report and proxy statement instead of receiving printed versions, you will receive an email notice that will provide you with the information you will need to access the proxy materials and vote.

To vote in person, you will need to attend the Annual Meeting to cast your vote. To vote by proxy card, complete, sign, date and return the proxy card in the return envelope provided with your proxy card. To vote by using the automated telephone voting system or the Internet voting system, the instructions for shareholders of record are as follows:

TO VOTE BY TELEPHONE: 1-800-560-1965

•	Use any touch-tone telephone to vote your proxy.

•	Have your proxy card or Notice of Internet Availability of Proxy Materials and the last four digits of your Social Security Number or Tax Identification Number available when you call.

•	Follow the simple instructions the system provides you.

•

You may dial this toll free number at your convenience, 24 hours a day, 7 days a week. The deadline for telephone voting is 11:59 p.m. (Central Time), April 22, 2013. For shares held in Comerica’s employee benefit plans, the deadline is 11:59 p.m. (Central Time), April 21, 2013.

(OR)

TO VOTE BY THE INTERNET:             http://www.ematerials.com/cma

•	Use the Internet to vote your proxy.

•	Have your proxy card or Notice of Internet Availability of Proxy Materials and the last four digits of your Social Security Number or Tax Identification Number available when you access the website.

•	Follow the simple instructions to obtain your records and create an electronic ballot.

•

You may log on to this Internet site at your convenience, 24 hours a day, 7 days a week. The deadline for Internet voting is 11:59 p.m. (Central Time), April 22, 2013. For shares held in Comerica’s employee benefit plans, the deadline is 11:59 p.m. (Central Time), April 21, 2013.

If you submit a proxy to Comerica before the Annual Meeting, whether by proxy card, by telephone or by Internet, the persons named as proxies will vote your shares as you direct. If no instructions are specified, the proxy will be voted for nine directors nominated by the Board of Directors; for the ratification of the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2013; for the approval of the Comerica Incorporated 2006 Amended and Restated Long-Term Incentive Plan, as further amended; and for the non-binding, advisory proposal to approve executive compensation.

You may revoke a proxy at any time before the proxy is exercised by:

(1)	delivering written notice of revocation to the Corporate Secretary of Comerica at the Corporate Legal Department, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201;

(2)	submitting another properly completed proxy card that is later dated;

(3)	voting by telephone at a subsequent time;

(4)	voting by the Internet at a subsequent time; or

(5)	voting in person at the Annual Meeting.

If you hold your shares in “street name,” you must vote your shares in the manner prescribed by your brokerage firm, bank or other nominee. Your brokerage firm, bank or other nominee should have enclosed or otherwise provided a voting instruction card for you to use in directing the brokerage firm, bank or other nominee how to vote your shares. If you hold your shares in street name and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from your broker and present it at the Annual Meeting.

What is a quorum?

There were 187,392,892 shares of Comerica’s common stock issued and outstanding on the Record Date. A majority of the issued and outstanding shares, 93,696,447 shares, present or represented by proxy at the meeting, constitutes a quorum. A quorum must exist to conduct business at the Annual Meeting.

What vote is required?

Directors:    If a quorum exists, the nominees for director receiving a majority of the votes cast (i.e., the number of shares voted “for” a director nominee exceeds the number of votes cast “against” that nominee) will be elected as directors. Votes cast will include only votes cast with respect to shares present in person or represented by proxy at the meeting and entitled to vote and will exclude abstentions. Therefore, shares not present at the meeting, broker non-votes (described below) and shares voting “abstain” have no effect on the election of directors. If the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at the meeting.

Other Proposals:    If a quorum exists, the proposals: (i) to ratify the appointment of Ernst & Young LLP as independent auditors, (ii) to approve the Comerica Incorporated 2006 Amended and Restated Long-Term Incentive Plan, as further amended, and (iii) to approve a non-binding, advisory proposal to approve executive compensation must receive the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal in question. Therefore, abstentions will have the same effect as voting against the applicable proposal. Broker non-votes will not be counted as eligible to vote on the applicable proposal and, therefore, will have no effect on the outcome of the voting on that proposal.

If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote under the rules of the stock exchange or other organization of which it is a member. In this situation, a “broker non-vote” occurs.

Comerica will vote properly completed proxies it receives prior to the Annual Meeting in the way you direct. If you do not specify instructions, the shares represented by those properly completed proxies will be voted (i) to elect the nine directors nominated by the Board of Directors; (ii) to ratify the appointment of Ernst & Young LLP as independent auditors; (iii) to approve the Comerica Incorporated 2006 Amended and Restated Long-Term Incentive Plan, as further amended; and (iv) to approve the non-binding, advisory proposal to approve executive compensation. No other matters are currently scheduled to be acted upon at the Annual Meeting.

An independent third party, Wells Fargo Bank, N.A., will act as the inspector of the Annual Meeting and the tabulator of votes.

Who pays for the costs of the Annual Meeting?

Comerica pays the cost of preparing and printing the proxy statement and soliciting proxies. Comerica will solicit proxies primarily by mail, but may also solicit proxies personally and by telephone, the Internet, facsimile or other means. Comerica will use the services of Georgeson Inc., a proxy solicitation firm, at a cost of $10,000 plus out-of-pocket expenses and fees for any special services. Officers and regular employees of Comerica and its subsidiaries may also solicit proxies, but they will not receive additional compensation for soliciting proxies. Comerica also will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding solicitation materials to beneficial owners of Comerica’s common stock.

How does the Board select nominees for the Board?

In identifying potential candidates for nomination as directors, the Governance, Compensation and Nominating Committee considers the specific qualities and skills of potential directors. Criteria for assessing nominees include a potential nominee’s ability to represent the interests of Comerica’s four core constituencies: its shareholders, its customers, the communities it serves and its employees. Minimum qualifications for a director nominee are experience in those areas that the Board determines are necessary and appropriate to meet the needs of Comerica, including leadership positions in public companies, small or middle market businesses, or not-for-profit, professional or educational organizations.

For those proposed director nominees who meet the minimum qualifications, the Governance, Compensation and Nominating Committee then assesses the proposed nominee’s specific qualifications, evaluates his or her independence, and considers other factors, including skills, geographic location, considerations of diversity, standards of integrity, memberships on other boards (with a special focus on director interlocks), and ability and willingness to commit to serving on the Board for an extended period of time and to dedicate adequate time and attention to the affairs of Comerica as necessary to properly discharge his or her duties.

The Governance, Compensation and Nominating Committee will consider director nominees proposed by shareholders, as well as other shareholder proposals, provided such proposals comply with Comerica’s applicable procedures as described below. More information regarding the selection of director nominees is included below under “Proposal I Submitted for Your Vote — Election of Directors.”

When are shareholder proposals for the 2014 Annual Meeting due?

To be considered for inclusion in next year’s proxy statement, all shareholder proposals must comply with applicable laws and regulations, including SEC Rule 14a-8, as well as Comerica’s bylaws, and must be submitted in writing to the Corporate Secretary, Comerica Incorporated, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201, and received by November 12, 2013.

Under Comerica’s bylaws, shareholders of Comerica must provide advance notice to Comerica if they wish to propose items of business at an Annual Meeting of Comerica’s shareholders. For the 2014 Annual Meeting of

Shareholders, notice must be received by Comerica’s Corporate Secretary no later than the close of business on January 23, 2014 and no earlier than the close of business on December 24, 2013. If, however, Comerica moves the Annual Meeting of Shareholders to a date that is more than 30 days before or more than 60 days after the date which is the one-year anniversary of this year’s Annual Meeting date (i.e., April 23, 2014), Comerica’s Corporate Secretary must receive your notice no earlier than the close of business on the 120th day prior to the new Annual Meeting date and no later than the close of business on the later of the 90th day prior to the new Annual Meeting date or the 10th day following the day on which Comerica first made a public announcement of the new Annual Meeting date.

Comerica’s bylaws contain additional requirements for shareholder proposals. A copy of Comerica’s bylaws can be obtained by making a written request to the Corporate Secretary.

How can shareholders nominate persons for election as directors at the 2014 Annual Meeting?

All shareholder nominations of persons for election as directors at the 2014 Annual Meeting of Shareholders must comply with applicable laws and regulations, as well as Comerica’s bylaws, and must be submitted in writing to the Corporate Secretary, Comerica Incorporated, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201.

Under Comerica’s bylaws, shareholders of Comerica must provide advance notice to Comerica’s Corporate Secretary if they wish to nominate persons for election as directors at an Annual Meeting of Comerica’s Shareholders. For the 2014 Annual Meeting of Shareholders, written notice must be received by Comerica’s Corporate Secretary no later than the close of business on January 23, 2014 and no earlier than the close of business on December 24, 2013.

If, however, Comerica moves the Annual Meeting of Shareholders to a date that is more than 30 days before or more than 60 days after the date which is the one-year anniversary of this year’s Annual Meeting date (i.e., April 23, 2014), or if a special meeting of shareholders is called for the purpose of electing directors, Comerica’s Corporate Secretary must receive your notice no earlier than the close of business on the 120th day prior to the meeting date and no later than the close of business on the later of the 90th day prior to the meeting date or the 10th day following the day on which Comerica first made a public announcement of the meeting date (and, in the case of a special meeting, of the nominees proposed by the Board of Directors to be elected at such meeting).

If Comerica increases the number of directors to be elected to the Board at the Annual Meeting and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the immediately preceding year’s Annual Meeting, then Comerica will consider your notice timely (but only with respect to nominees for any new positions created by such increase) if Comerica’s Corporate Secretary receives your notice no later than the close of business on the 10th day following the day on which Comerica first makes the public announcement of the increase in the number of directors.

In addition, Article III, Section 12 of the bylaws requires a nominee for election or re-election as a director of Comerica to complete and deliver to the Corporate Secretary (in accordance with the time periods described above, in the case of director nominations by shareholders) a written questionnaire prepared by Comerica with respect to the background and qualification of the person and, if applicable, the background of any other person or entity on whose behalf the nomination is being made.

A nominee also must make certain representations and agree that he or she (A) will abide by the requirements of Article III, Section 13 of the bylaws (concerning, among other things, the required tendering of a resignation by a director who does not receive a majority of votes cast in an uncontested election), (B) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how, if elected as a director of Comerica, he or she will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to Comerica or (2) any Voting Commitment that could limit or interfere with his or her ability to comply, if elected as a director of Comerica, with his or her fiduciary duties under applicable law, (C) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than Comerica with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed, and (D) in his or her individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of Comerica, and would comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of Comerica.

You may receive a copy of Comerica’s bylaws specifying the advance notice and additional requirements for shareholder nominations by making a written request to the Corporate Secretary.

How many of Comerica’s directors are independent?

Comerica’s Board of Directors has determined that 8 of Comerica’s 9 current directors, or 88.9%, are independent. For a discussion of the Board of Directors’ basis for this determination, see the section of this proxy statement entitled “Director Independence and Transactions of Directors with Comerica.”

Does Comerica have a Code of Ethics?

Yes, Comerica has a Code of Business Conduct and Ethics for Employees, which applies to employees and agents of Comerica and its subsidiaries and affiliates, as well as a Code of Business Conduct and Ethics for Members of the Board of Directors. Comerica also has a Senior Financial Officer Code of Ethics that applies to the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Treasurer. The Code of Business Conduct and Ethics for Employees, the Code of Business Conduct and Ethics for Members of the Board of Directors and the Senior Financial Officer Code of Ethics are available on Comerica’s website at www.comerica.com. Copies of such codes can also be obtained in print by making a written request to the Corporate Secretary.

A copy of Comerica’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission, may be obtained without charge upon written request to the Corporate Secretary, Comerica Incorporated, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on April 23, 2013.

The proxy statement, annual report to security holders and additional soliciting materials are available at www.ematerials.com/cma.

SECURITY OWNERSHIP OF MANAGEMENT

The following table contains information about the number of shares of Comerica’s common stock beneficially owned by Comerica’s incumbent directors and director nominees, the persons named in the 2012 Summary Compensation Table presented in this proxy statement (the “named executive officers” or “NEOs”) and all incumbent directors and executive officers as a group. The number of shares each individual beneficially owns includes shares over which the person has or shares voting or investment power as of February 22, 2013 and also any shares that the individual can acquire by April 23, 2013 (60 days after the Record Date), through the exercise of any stock option or other right. Unless indicated otherwise, each individual has sole investment and voting power (or shares those powers with his or her spouse or other family members) with respect to the shares listed in the table.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Lars C. Anderson	120,361	(1)	*
Ralph W. Babb, Jr.	1,489,816	(2)(3)	*
Jon W. Bilstrom	273,930	(2)(4)	*
Roger A. Cregg	19,959	(5)(6)(7)	*
T. Kevin DeNicola	18,198	(5)(6)	*
Curtis C. Farmer	86,697	(8)	*
Jacqueline P. Kane	14,187	(5)(6)(9)	*
Richard G. Lindner	25,492	(5)(6)	*
Karen L. Parkhill	89,592	(10)	*
Alfred A. Piergallini	70,396	(5)(6)(11)	*
Robert S. Taubman	33,999	(5)(6)(11)	*
Reginald M. Turner, Jr.	18,440	(5)(6)(12)	*
Nina G. Vaca (Ximena G. Humrichouse)	12,726	(5)(6)	*
Directors and executive officers as a group (22 people)	3,403,316	(13)(14)	1.8%

Footnotes:

*	Represents holdings of less than one percent of Comerica’s common stock.

(1)

Includes 43,500 shares of restricted stock of Comerica subject to future vesting conditions (“restricted stock”) and options to purchase 32,500 shares of common stock of Comerica that are or will be exercisable as of April 23, 2013, which Comerica granted to Mr. Anderson under Comerica’s Long-Term Incentive Plan. Also includes 36,111 restricted stock units and 8,250 performance restricted stock units, over which Mr. Anderson does not have voting or investment power. The restricted stock units vest in three equal installments on January 25, 2015, January 25, 2017 and January 25, 2019, and are settled in stock on March 4, 2021. The performance restricted stock units fully cliff vest at the end of three years if Comerica maintains the Tier 1 Capital Threshold defined by the Federal Reserve for well capitalized banks each year during the performance period, and are settled in stock. Any year Comerica falls below the Tier 1 Capital ratio threshold, 15% of the performance restricted stock unit’s target award will be forfeited, with a maximum reduction of 45% of the target award. Only the portion of performance restricted stock units not subject to forfeiture based on performance conditions are included in this table.

(2)

Includes the following number of shares deemed invested, on behalf of the respective executives, in Comerica common stock under deferred compensation plans: Mr. Babb, 39,407 shares and Mr. Bilstrom, 5,207 shares.

(3)

Includes 283,200 shares of restricted stock and options to purchase 897,350 shares of common stock of Comerica that are or will be exercisable as of April 23, 2013, which Comerica granted to Mr. Babb under Comerica’s Long-Term Incentive Plan. Also includes 51,535 performance restricted stock units granted to Mr. Babb under Comerica’s Long-Term Incentive Plan, over which Mr. Babb does not have voting or investment power. The performance restricted stock units fully cliff vest at the end of three years if Comerica maintains the Tier 1 Capital Threshold defined by the Federal Reserve for well capitalized banks each year during the performance period, and are settled in stock. Any year Comerica falls below the Tier 1 Capital ratio threshold, 15% of the performance restricted stock unit’s target award will be forfeited, with a maximum reduction of 45% of the target award. Only the portion of performance restricted stock units not subject to forfeiture based on performance conditions are included in this table. Additionally includes 117,432 shares held jointly with his spouse.

(4)

Includes 51,368 shares of restricted stock and options to purchase 169,300 shares of common stock of Comerica that are or will be exercisable as of April 23, 2013, which Comerica granted to Mr. Bilstrom under Comerica’s Long-Term Incentive Plan. Also includes 7,150 performance restricted stock units granted to Mr. Bilstrom under Comerica’s Long-Term Incentive Plan, over which Mr. Bilstrom does not have voting or investment power. The performance restricted stock units fully cliff vest at the end of three years if Comerica maintains the Tier 1 Capital Threshold defined by the Federal Reserve for well capitalized banks each year during the performance period, and are settled in stock. Any year Comerica falls below the Tier 1 Capital ratio threshold, 15% of the performance restricted stock unit’s target award will be forfeited, with a maximum reduction of 45% of the target award. Only the portion of performance restricted stock units not subject to forfeiture based on performance conditions are included in this table. Also includes 2,000 shares held by his spouse and 1,500 shares held indirectly by Jon W. Bilstrom Agency.

(5)

Includes restricted stock units, over which directors do not have voting or investment power, as follows: 14,497 restricted stock units for each non-employee director except for Roger A. Cregg and T. Kevin DeNicola, who each hold 11,810 restricted stock units, Reginald M. Turner, Jr., who holds 14,080 restricted stock units, Richard G. Lindner, who holds 10,533 restricted stock units and Jacqueline P. Kane and Nina G. Vaca, who each hold 8,432 restricted stock units. These restricted stock units vest one year after the date of the award, with such vesting contingent upon the participant’s continued service as a director of Comerica for a period of one year after the date of the award. They will be settled in common stock one year after the respective director’s service as a director of Comerica terminates.

(6)

Includes the following number of shares deemed invested, on behalf of the respective non-employee directors, in Comerica common stock under a deferred compensation plan: Roger A. Cregg, 3,149 shares; T. Kevin DeNicola, 6,388 shares; Jacqueline P. Kane, 3,681 shares; Richard G. Lindner, 14,959 shares; Alfred A. Piergallini, 4,672 shares; Robert S. Taubman, 3,551 shares; Reginald M. Turner, Jr., 1,360 shares; and Nina G. Vaca, 4,294 shares.

(7)	Includes 5,000 shares in an account held jointly with his spouse.

(8)

Includes 56,947 shares of restricted stock and options to purchase 21,500 shares of common stock of Comerica that are or will be exercisable as of April 23, 2013, which Comerica granted to Mr. Farmer under Comerica’s Long-Term Incentive Plan. Also includes 8,250 performance restricted stock units granted to Mr. Farmer under Comerica’s Long-Term Incentive Plan, over which Mr. Farmer does not have voting or investment power. The performance restricted stock units fully cliff vest at the end of three years if Comerica maintains the Tier 1 Capital Threshold defined by the Federal Reserve for well capitalized banks each year during the performance period, and are settled in stock. Any year Comerica falls below the Tier 1 Capital ratio threshold, 15% of the performance restricted stock unit’s target award will be forfeited, with a maximum reduction of 45% of the target award. Only the portion of performance restricted stock units not subject to forfeiture based on performance conditions are included in this table.

(9)	Includes 2,074 shares held by The Steven and Jacqueline Kane Trust U/A dtd 12/20/2010.

(10)

Includes 26,000 shares of restricted stock and options to purchase 20,250 shares of common stock of Comerica that are or will be exercisable as of April 23, 2013, which Comerica granted to Ms. Parkhill under Comerica’s Long-Term Incentive Plan. Also includes 35,092 restricted stock units and 8,250 performance restricted stock units, over which Ms. Parkhill does not have voting or investment power. The restricted stock units vest in three equal installments on August 31, 2014, August 31, 2015 and August 31, 2016 and are settled in stock on August 31, 2016. The performance restricted stock units fully cliff vest at the end of three years if Comerica maintains the Tier 1 Capital Threshold defined by the Federal Reserve for well capitalized banks each year during the performance period, and are settled in stock. Any year Comerica falls below the Tier 1 Capital ratio threshold, 15% of the performance restricted stock unit’s target award will be forfeited, with a maximum reduction of 45% of the target award. Only the portion of performance restricted stock units not subject to forfeiture based on performance conditions are included in this table.

(11)

Includes options to purchase 5,000 shares of common stock of Comerica that are or will be exercisable as of April 23, 2013. Comerica granted these options under Comerica’s Stock Option Plan for Non-Employee Directors.

(12)	Includes 3,000 shares held by the Reginald M. Turner, Jr. Trust.

(13)

Includes 707,698 shares of restricted stock and options to purchase 1,857,993 shares of Comerica’s common stock that are exercisable by February 22, 2013 or will become exercisable by April 23, 2013, all of which are beneficially owned by incumbent directors, nominees and executive officers as a group. Comerica granted the options under Comerica’s long-term incentive plans and Comerica’s Stock Option Plan for Non-Employee Directors. The number shown also includes 200,898 restricted stock units (including performance restricted stock units) held by executive officers as a group and 94,090 restricted stock units held by incumbent directors and nominees as a group; in each case, the officer or director does not have voting or investment power over such restricted stock units. 103,001 shares are deemed invested, on behalf of the directors and executives, in Comerica common stock under deferred compensation plans; the officer or director does not have voting power over such shares. The number additionally includes 129,517 shares of Comerica’s common stock for which the directors, nominees and executive officers share voting and investment power, or which are held by spouses of such persons. As well, the number includes warrants to purchase 1,000 shares of common stock of Comerica. The number shown does not include any shares that are pledged.

(14)	As of February 22, 2013, consists of 8 non-employee directors and 14 current executive officers, one of whom is an employee director.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (“Exchange Act”) requires that Comerica’s directors, executive officers and persons who own more than ten percent of a registered class of Comerica’s equity securities file reports of stock ownership and any subsequent changes in stock ownership with the SEC and the New York Stock Exchange not later than specified deadlines. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons, Comerica believes that, during the year ended December 31, 2012, each of its executive officers, directors and greater than ten percent shareholders complied with all such applicable filing requirements.

EXECUTIVE OFFICERS

The following table provides information about Comerica’s current executive officers. The Board has determined that the current officers who are in charge of principal business units, divisions or functions and officers of Comerica or its subsidiaries who perform significant policy making functions for Comerica are (1) the members of the Management Policy Committee and (2) the Chief Accounting Officer. The current members of the Management Policy Committee are the Chairman, President and Chief Executive Officer (Mr. Babb), the Vice Chairman, Business Bank (Mr. Anderson), the Executive Vice President, Governance, Regulatory Relations and Legal Affairs and Corporate Secretary (Mr. Bilstrom), the Executive Vice President, Chief Human Resources Officer (Ms. Burkhart), the Executive Vice President, General Auditor (Mr. Duprey) (non-voting member), the Vice Chairman, Wealth Management and Retail Bank (Mr. Farmer), the Executive Vice President of Comerica Incorporated and President of Comerica Bank-Texas Market (Mr. Faubion), the Executive Vice President of Comerica Incorporated and the President and Chief Executive Officer of Comerica Bank-Western Market (Mr. Fulton), the Executive Vice President and Chief Credit Officer (Mr. Killian), the Executive Vice President, Planning, Forecasting, Analysis and Enterprise Risk (Mr. Michalak), the Executive Vice President and Chief Information Officer (Mr. Obermeyer), the Vice Chairman and Chief Financial Officer (Ms. Parkhill), and the Executive Vice President of Comerica Incorporated and the President of Comerica Bank-Michigan Market (Mr. Ogden). The Chief Accounting Officer is Ms. Carr.

Name	Age as of March 12, 2013	Principal Occupation and Business Experience During Past 5 Years(1)	Executive Officer
Ralph W. Babb, Jr.	64

President and Chief Executive Officer (since January 2002), Chairman (since October 2002), Chief Financial Officer (June 1995 to April 2002) and Vice Chairman (March 1999 to January 2002), Comerica Incorporated and Comerica Bank.

			1995-Present

Lars C. Anderson	52

Vice Chairman (since December 2010), Comerica Incorporated and Comerica Bank; Executive Vice President (October 2010 to November 2010), Group Banking Executive (August 2010 to November 2010), Group President, Georgia and Texas (August 2009 to August 2010), Group President, Georgia and Alabama (2003 to August 2009) and Regional President (2001 to October 2010), BB&T Corporation (financial services company).

			2010-Present

Jon W. Bilstrom	66

Executive Vice President (since January 2003) and Corporate Secretary (since June 2003), Comerica Incorporated; Executive Vice President (since May 2003) and Secretary (since June 2003), Comerica Bank.

			2003-Present

Megan D. Burkhart	41

Executive Vice President, Chief Human Resources Officer (since January 2010) and Senior Vice President and Director of Compensation (February 2007 to January 2010), Comerica Incorporated and Comerica Bank.

			2010-Present

Name	Age as of March 12, 2013	Principal Occupation and Business Experience During Past 5 Years(1)	Executive Officer
Muneera S. Carr	44

Chief Accounting Officer (since July 2010), Executive Vice President (since February 2013) and Senior Vice President (February 2010 to February 2013), Comerica Incorporated and Comerica Bank; Senior Vice President, Head of Accounting Policy (June 2009 to January 2010), Suntrust Banks, Inc. (financial services company); and Professional Accounting Fellow (June 2007 to June 2009), Securities and Exchange Commission Office of Chief Accountant (federal securities regulatory agency).

			2010-Present

David E. Duprey	55	Executive Vice President, General Auditor (since March 2006), Comerica Incorporated and Comerica Bank.	2006-Present

Curtis C. Farmer	50

Vice Chairman (since May 2011) and Executive Vice President (October 2008 to May 2011), Comerica Incorporated and Comerica Bank; Executive Vice President and Wealth Management Director (October 2005 to October 2008), Wachovia Corporation (financial services company).

			2008-Present

J. Patrick Faubion	59

Executive Vice President (since August 2010), Comerica Incorporated; President — Texas Market (since July 2010), Executive Vice President (January 2010 to July 2010) and Executive Vice President — Texas Market (July 2003 to January 2010), Comerica Bank.

			2010-Present

J. Michael Fulton	63	Executive Vice President (since May 2002 and April 1997 to May 2000), Comerica Incorporated; President and Chief Executive Officer — Western Market (since July 2003), Comerica Bank.	1994-2001; 2003-Present

John M. Killian	60	Executive Vice President and Chief Credit Officer (February 2010 to present) and Executive Vice President, Credit Policy (October 2002 to January 2010), Comerica Incorporated and Comerica Bank.	2010-Present

Name	Age as of March 12, 2013	Principal Occupation and Business Experience During Past 5 Years(1)	Executive Officer
Michael H. Michalak	55

Executive Vice President (since November 2007) and Treasurer (July 2011 to November 2011), Comerica Incorporated; Executive Vice President (since November 2007) and Treasurer (July 2011 to November 2011), Comerica Bank.

			2003-Present

Paul R. Obermeyer	55	Executive Vice President (since September 2010) and Chief Information Officer (since November 2010), Comerica Incorporated; Executive Vice President (since September 2005), Comerica Bank.	2010-Present

Thomas D. Ogden	64	Executive Vice President (since March 2007), Comerica Incorporated and President — Michigan Market (since March 2007), Comerica Bank.	1999-2001; 2007-Present

Karen L. Parkhill	47	Vice Chairman (since August 2011) and Chief Financial Officer (since November 2011), Comerica Incorporated and Comerica Bank; Managing Director and Chief Financial Officer, Commercial Banking Business (September 2007 to March 2011), J.P. Morgan Chase & Co. (financial services company).	August 2011-Present

Footnotes:

(1)	References to Comerica and Comerica Bank (the primary banking subsidiary of Comerica) include their predecessors, where applicable.

COMPENSATION OF EXECUTIVE OFFICERS

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

The Company has demonstrated its endurance in this challenging economic cycle by staying on course and not veering from its relationship banking strategy. Despite a low-rate environment and uncertainty over our nation’s fiscal future, the Company remained focused on increasing shareholder returns by successfully navigating its way to increased profitability in 2012, with strong loan growth and record deposits. Significant accomplishments during 2012 include the following:

•

Returned 79% of earnings to shareholders through dividends and Comerica’s share repurchase program. Comerica acquired 10.1 million shares for $304 million during 2012 and announced dividend increases of 50% in April 2012 and 13% in January 2013.

•	Generated net income of $521 million in 2012 compared to $393 million in 2011, a 33% increase.

•	Increased book value to $36.87 per share, a 6% increase from 2011.

•	Boosted revenue to $2.5 billion, a $101 million, or 4%, increase compared to 2011.

•

Improved credit quality, as net charge-offs and provision for credit losses declined 48% and 45%, respectively, when compared to 2011. Nonperforming loans as a percentage of total loans decreased to 1.17% at year-end 2012 from 2.08% at year-end 2011.

•	Decreased noninterest expenses by $14 million, or 1%, compared to 2011, and reduced headcount by almost 5% over the same period.

•	Achieved record deposits of $52.2 billion at year-end 2012 and grew average total deposits by 13%, or $5.8 billion, relative to 2011.

•	Grew period-end loans by 8%, or $3.4 billion, relative to 2011.

•	Increased period-end total assets to $65 billion, a $4 billion, or 7%, increase relative to 2011.

•	Maintained a solid capital position; remained above regulatory capital standards for well capitalized banks.

•

Experienced positive total shareholder return (“TSR”), which includes share price appreciation and dividends paid on the Company’s common stock, for both the one-year and three-year periods ended December 31, 2012 of 19.7% and 6.6%, respectively, and outperformed our peer average for five-year TSR.

2012 Relative Performance Snapshot

For purposes of these charts, peer average is the average of the relevant metric for Comerica’s peer group. The peer group is listed in the “Short-Term Incentives” section of this proxy statement on page 34.

With respect to the tangible common equity ratio, see Annex A for a reconciliation of generally accepted accounting principles (“GAAP”) and non-GAAP measures presented.

Compensation Philosophy

Comerica’s executive compensation programs are structured to align the interests of our executives with the interests of our shareholders. They are designed to attract, retain and motivate superior executive talent, provide a competitive advantage within the banking industry and create a framework that delivers pay commensurate with financial results over the short and long-term. Our executive compensation programs and principles are based on a strong pay for performance philosophy and a commitment to balanced performance metrics and sound governance and risk management.

Strong Pay for Performance Philosophy

The table below, which outlines the 2012 realized compensation for our NEOs, illustrates the pay for performance nature of our executive compensation programs:

2012 Realized Compensation Table

Named Executive Officer	Salary ($)(1)	2012 Annual Incentive Award (AMI)(2) ($)	2010 – 2012 Long-Term Incentive Award (LMI)(2) ($)	Stock Option Exercises ($)(3)	Restricted Stock Vestings ($)(3)	Employer Contributions under 401(k) Savings Plan, Retirement Account Plan(4) and/or ESPP	Total ($)
Ralph W. Babb, Jr.	1,210,512	1,215,000	905,485	—	885,000	10,000	4,225,997
Karen L. Parkhill	592,692	490,000	179,822	—	N/A	19,604	1,282,118
Lars C. Anderson	617,692	527,000	275,556	—	N/A	26,250	1,446,498
Curtis C. Farmer	597,692	492,000	357,723	—	N/A	22,500	1,469,915
Jon W. Bilstrom	540,423	353,600	182,439	—	177,000	10,000	1,263,462

(1)	Reflects base salary paid in 2012.

(2)	Amounts reflect the annual cash award earned for the 2012 performance period and the long-term cash award earned for the 2010-2012 performance period. Both awards were paid on February 15, 2013.

(3)	Amounts reflect the income the NEOs received in 2012 from stock option exercises and/or restricted stock vestings.

(4)	Employer contributions under the Retirement Account Plan vest after three years of service.

The realized compensation table above differs from the Summary Compensation Table required by the SEC, which can be found beginning on page 47, and it is not a substitute for that information. The principal difference between the table above and the Summary Compensation Table is that the table above represents the compensation that each NEO either actually received in 2012 (e.g., restricted stock vesting, salary and employer contributions under the 401(k) savings plan, Retirement Account Plan and/or the Employee Stock Purchase Plan) or has actually received with respect to performance periods that ended in 2012 (e.g., the applicable annual and long-term cash incentive awards under the Company’s Management Incentive Plan (the “MIP”)). By contrast, the Summary Compensation Table includes not only compensation elements actually paid to the NEOs in or with respect to 2012 (such as 2012 salary and cash incentives paid for performance periods that ended in 2012), but also (1) 2012 equity grants that provide a future incentive opportunity based on Comerica’s performance, but which do not vest for several years and which, when realized, may differ in value from the amounts shown in the Summary Compensation Table, and (2) retirement values that will fluctuate each year based on market conditions and which are ordinary accruals under the Company’s existing plans and arrangements and are not determined by the Committee on an annual basis as part of the incentive compensation decision-making process.

Our NEOs’ realized pay is aligned with performance. Realized cash from the MIP (both short-term and long-term) is down 10% year over year. Comerica’s relative rankings compared to our peers for adjusted earnings per share (“EPS”) growth and adjusted return on common equity (“ROCE”) performance have declined from 2011 on a one-year and three-year basis. Absolute performance has been strong, as our three-year adjusted EPS growth increased from 72.2% for 2011 to 132.4% for 2012. Both one-year and three-year adjusted ROCE performance increased from 6.9% and 2.4%, respectively, for 2011 to 7.8% and 5.8%, respectively, for 2012. See “Short-Term Incentives” for a discussion of our peer group. In addition, see Annex A for a reconciliation of non-GAAP and GAAP measures presented.

Realized equity value (e.g., value derived from restricted stock that vested and stock options that were exercised) is down 34% when compared to 2011, for applicable NEOs. This value is based on the difference in income the NEOs received due to any stock option exercises or restricted stock that vested during 2012 versus 2011. Our NEO restricted stock cliff vests on the fifth anniversary of the date of grant. The restricted stock that vested in 2012 was granted in 2007 with a fair market value of $58.98 per share; however, the realized fair market value of those shares upon vesting in 2012 was $29.50, a 50% decline. In addition, as of December 31, 2012, approximately 75% of our NEOs’ outstanding stock option awards were underwater (i.e., the options had exercise prices above the stock’s then-current market value), and in 2012, none of our NEOs recognized value from stock option exercises. By tying most of the compensation for our NEOs to both relative performance and absolute stock price performance, our programs self-adjust to align pay with results.

Comerica diligently managed credit quality throughout the economic downturn, resulting in lower credit losses than many of our peers. As a result, we had adjusted EPS growth and adjusted ROCE performance in the top half of our peer group in 2010 and 2011. Some of our peers that were slower to emerge from the downturn benefitted from balance sheets that were less sensitive to the low rate environment and from year-over-year improvements in their financial results, due to factors such as higher levels of previous credit losses. We analyze our adjusted EPS performance compared to our peers for the MIP based on calculated growth. In some cases, the ratios of our peers indicated higher growth for them that was primarily a result of lower prior period performance, as opposed to strong adjusted EPS on an absolute basis in the current period. Additionally, during 2012, some of our peers’ results included positive impacts from downsizing their balance sheets with asset sales. Although the change in relative ranking is understandable due to these factors, we believe that it is appropriate and important to provide compensation that reflects performance. In absolute terms, our stock price averaged $30.34 for 2012, resulting in TSR of 19.7%. The 2013 Annual Management Incentive Program (“AMI”) and Long-Term Management Incentive Program (“LMI”) payouts show this directly. More information about these metrics and our cash incentive program can be found under the “Cash Incentives” section below. In addition, see Annex A for a reconciliation of non-GAAP and GAAP measures presented.

Commitment to Sound Governance

Some of our executive compensation-related governance policies include:

•

Stock Ownership Guidelines — Senior officers are expected to hold a multiple of salary in Comerica stock pursuant to our stock ownership guidelines. This practice aligns the interests of our senior officers with those of our shareholders and promotes good corporate citizenship. This program was reviewed and updated for 2013 to include a holding period to help ensure compliance going forward. More details regarding the guidelines can be found on page 41.

•	No Repricing — Comerica’s Long-Term Incentive Plan expressly prohibits the repricing of any outstanding stock option without shareholder approval, reinforcing our pay for performance philosophy.

•

Clawback — In September 2010, our Board adopted a policy related to the recoupment of compensation in response to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and shareholder feedback. The recoupment policy provides that in the event we are required to prepare an accounting restatement of our financial statements due to material noncompliance with any financial reporting requirement under the securities laws, the Board will require reimbursement or forfeiture of certain incentive based compensation received by any current or former executive officer during the three-year period preceding the date on which the accounting restatement is required. The clawback pertains to any excess income derived by the executive officer based on materially inaccurate accounting statements. This recoupment policy applies in addition to the clawback provision of the Sarbanes Oxley Act of 2002 and the clawback provisions of our shareholder approved Long-Term Incentive Plan, which provide that the Committee has the express right to cancel an option or restricted stock grant if the Committee determines in good faith that the recipient has engaged in conduct harmful to Comerica, such as having: (i) committed a felony; (ii) committed fraud; (iii) embezzled; (iv) disclosed confidential information or trade secrets; (v) been terminated for cause; (vi) engaged in any activity in competition with our business or the business of any of our subsidiaries or affiliates; or (vii) engaged in conduct that adversely affected Comerica.

•

No Pledging or Hedging — Comerica has adopted a policy prohibiting transactions by employees and directors that are designed to hedge or offset any decrease in the market value of Comerica’s equity securities. Employees and directors are also prohibited from holding Comerica’s securities in a margin account or pledging Comerica’s securities as collateral for a loan.

We maintain executive compensation practices that support our compensation philosophy and make changes as appropriate based on market conditions, regulatory changes and shareholder feedback. As a result, there are several compensation practices Comerica does NOT utilize.

Compensation Practices Comerica Does NOT Utilize	Description
Employment Agreements*	Employment agreements are not provided to Comerica’s executive team.

Perquisites	As of June 30, 2010, Comerica eliminated all executive officer perquisite programs.

Personal Use of Corporate Aircraft	Comerica does not allow executives to use corporate aircraft for personal travel (except in the event of an emergency such as a medical or life-threatening event, in which case the executive is required to reimburse Comerica for the full incremental cost of such use).
Change of Control Agreements
• Excise Tax Gross-Up Payments	Since 2008, Comerica has not entered into any new change of control agreements that include any provision for excise tax gross-up payments, and it will not include the provision in any future agreements.

• Severance Payment Rights	Since 2008, Comerica has not entered into any new change of control agreements that include any provision that effectively allows for severance payments to be made solely on account of the occurrence of a change of control event (typically referred to as “single trigger” or “modified single trigger” provisions). Additionally, Comerica will not include such provisions in any future agreements. More details can be found on pages 44-46.

*	Mr. Babb has an outstanding Supplemental Pension and Retiree Medical Agreement dated May 29, 1998. Details can be found on pages 45-46.

2012 “Say-on-Pay” Vote

At the 2012 Annual Meeting of Shareholders held on April 24, 2012, over 93% of the shares voted were in support of compensation paid to our NEOs as disclosed in the 2012 proxy statement.

Based on the results of the 2012 Annual Meeting and conversations the Company had with shareholders, the Governance, Compensation and Nominating Committee (the “Committee”) and the Board concluded that the compensation paid to Mr. Babb and the other NEOs, as well as Comerica’s overall pay practices, enjoy strong shareholder support. Accordingly, the Committee continued to apply the same principles and philosophy it has used in prior years in determining executive compensation and will continue to consider shareholder feedback, as well as evolving executive compensation practices and the regulatory environment in the future when determining executive compensation.

Compensation Policies and Practices that Affect Risk Management

Since 2011, Comerica, similar to other large banking organizations, has been subject to a continuing review of incentive compensation policies and practices by representatives of the Federal Reserve Board, the Federal Reserve Bank of Dallas and the Texas Department of Banking. As part of that review, we have undertaken a thorough analysis of all the incentive compensation programs throughout the organization, the individuals covered by each plan and the risks inherent in each plan’s design and implementation. We use incentive compensation plans as part of their total reward package for a significant number of employees in addition to our executive officers. In this section, we describe some of our policies regarding use and management of incentive compensation plans, and how we manage risks arising from the use of incentive compensation.

How We Consider Risk When Structuring Incentive Compensation Programs

•

Our Philosophy.    Some risk-taking is an inherent part of operating a business. However, we strive to embed a culture of risk management throughout Comerica. Our compensation programs are designed to encourage management of risk and discourage inappropriate risk-taking by utilizing a diverse portfolio of incentive compensation programs and risk balancing mechanisms for our executives and other senior employees that is expected to reward the desired behavior and results.

•

Our Programs.    To appropriately allocate risk, we use incentives differently, based on job type. For example, our NEOs and senior officers participate in the Management Incentive Plan (“MIP”). These are employees with broader, Company-wide and/or strategic responsibilities. Accordingly, award funding is based on corporate performance (adjusted EPS growth and adjusted ROCE, as defined below). Other employees participate in incentive plans designed to support the business objectives of the line of business in which they reside, such as commission plans that are used to create a strong sales culture.

How We Identify Potential Risks Arising from Incentive Compensation

•

Through Board Review.    The Committee annually reviews the structure and components of our compensation arrangements, the material potential sources of risk in our business lines and compensation arrangements, and various policies and practices of Comerica that mitigate this risk. Within this framework, the Committee discusses the parameters of acceptable and excessive risk-taking and the general business goals and concerns of the Company, including the need to attract, retain and motivate top tier talent. In particular, the Committee focuses on the risks associated with the design of each plan, particularly higher risk incentive plans, the mitigation factors that exist for each plan, additional factors that could be considered and an overall risk assessment with respect to the plans. The risks with regard to employee compensation plans are assessed based on the plan design features and financial impact (i.e., the potential award size) of each plan. Plan design features that could increase risk, if not for the presence of mitigating factors, have been identified as follows: uncapped sales commissions, plans with significant maximum payouts, and plans without a link to corporate performance or business line results. All of our plans have links to corporate or business line results that allow for funding to be adjusted downward, and our governance procedures ensure awards are reviewed for appropriateness before they are distributed.

•

Through Third-Party Review.    Comerica’s management has engaged Towers Watson, a nationally known consulting firm, to assist Comerica with its assessment of compensation plans. This assessment was intended to help Comerica provide disclosures in compliance with SEC requirements to identify any risk-taking incentives that may have a material adverse effect on the Company. Towers Watson’s report (reviewed and accepted by Comerica’s risk management leadership) indicated that there did not appear to be any element of Comerica’s compensation program that would increase the likelihood of executive officers being rewarded for taking unnecessary or excessive risks, nor, based on their review, was there any evidence that the plans encouraged behavior that might lead to taking excessive business risks. Hewitt, the Committee’s independent executive compensation consultant, also reviewed the report and agreed with the conclusions.

How We Manage Potential Risks Arising from Incentive Compensation

•

By using internal controls to mitigate business risk.    Internal controls include the following: a clear separation of operation and production/origination roles; having employees in different roles work in concert with one another so that one individual cannot take risky actions independently, and a robust internal audit process to provide oversight.

•

By identifying “risk-taking” employees throughout the organization.    Using the principles articulated in the Federal Reserve’s Guidance on Sound Incentive Compensation Policies, Comerica created a systematic methodology to review our entire population based on their job function and specifically considered the inherent risk associated with each position to identify our risk-taking employees. Clear identification of the “risk takers” allows Comerica to ensure their compensation arrangements do not encourage excessive risk-taking.

•

By using risk balancing mechanisms when developing incentive plans and allocating awards.    Several different types of risk balancing mechanisms are employed when designing our incentive compensation plans. The type of mechanism is tailored to the tail risk associated with the objectives of the incentive plan. Some examples of these mechanisms include: clawbacks, performance vesting of compensation, payment deferrals, multi-year performance periods, discretionary judgments, holdbacks and cancellation provisions at the individual and plan level. Overall incentive plan funding calculations are based on business results. The allocation of the resulting incentive pools to specific executives, on the other hand, is based on each such executive’s individual performance, pursuant to manager recommendations made in accordance with our Discretion Policy. The Discretion Policy was adopted in 2012 and outlines consistent, methodical and transparent guidelines that incorporate the evaluation of risk behaviors for the use of discretion in determining awards for risk-taking employees.

•

By maintaining a strong governance process to manage employee compensation plans.    We have a Business Unit Incentive Oversight Committee (“BUIOC”) comprised of executives who each year review and approve incentive plans. The BUIOC was established by the Committee. Members of the BUIOC are prohibited from voting on a proposed plan if they oversee groups impacted by that plan. For 2013, the Committee approved the creation of a second oversight group, the Incentive Discretion Committee (“IDC”). The IDC is responsible for reviewing incentive awards and/or award components for risk-taking employees that are based on management discretion. The IDC retains the final authority to revise proposed incentive compensation awards to help ensure appropriate risk balance is achieved; however, it does not have such authority over incentive awards for the NEOs and certain other senior corporate executives, since their awards are directly reviewed and approved by the Committee.

•	By subjecting incentive compensation to a recoupment (clawback) policy. This policy was implemented in 2010 and is explained more fully on page 25.

•

By using performance measures that include or adjust for risk.    Under the MIP, we use performance metrics that are closely correlated to shareholder return. These implicitly include an important risk focus. Under other incentive plans, we incorporate risk adjustment tools (such as profitability measures, risk ratings, probability of default, etc.), in addition to performance against strategic goals in determining award amounts. All plans allow for the cancellation or reduction of funding for unforeseen events that impact the business line’s or Company’s results, notwithstanding positive formulaic results to the contrary.

Based on the factors identified above, we have determined that risks arising from Comerica’s employee compensation plans are not reasonably likely to have a material adverse effect on Comerica. Further, it is both the Committee’s and management’s intent to continue to evolve our processes going forward by monitoring regulations and best practices for sound incentive compensation.

Roles of the Governance, Compensation and Nominating Committee, Compensation Consultants and Management

The Committee is comprised solely of independent directors and is responsible for determining the compensation of our NEOs, who are the CEO, the CFO and the three other most highly compensated current executive officers. The Committee receives assistance from two sources during its evaluation process: (1) Aon Hewitt (“Hewitt”), the Committee’s independent consulting firm; and (2) our internal compensation staff, led by our Executive Vice President of Human Resources.

Hewitt has been retained by and reports directly to the Committee. It has not been separately retained by the Company to provide any services for management. Hewitt, at the Committee’s request, regularly provides the Committee with independent advice on current trends in compensation design, including an analysis of the compensation of the NEOs at each of our peers (which peers are listed in the “Short-Term Incentives” section on page 34), the pros and cons of particular forms of compensation in relation to our business strategy and compensation philosophy, compensation levels, the appropriate mix of compensation, and emerging compensation practices, including risk balancing mechanisms, not only within the banking industry but across all U.S. business sectors.

Hewitt additionally advises the Committee on CEO compensation. In providing advice, Hewitt relies on its knowledge of Comerica’s business, financial performance and compensation programs and its independent research and analysis. Hewitt does not separately meet with the CEO or discuss with the CEO any aspect of his compensation.

For the remaining NEOs and the rest of the leadership team, the CEO provides compensation recommendations to the Committee for its consideration and approval. These recommendations are developed in consultation with the Executive Vice President of Human Resources and are based on our operational performance, individual performance, competitive market practices, internal equity, risk behaviors and alignment with shareholder interests. While Hewitt does not provide specific recommendations on officer compensation, it does act in an advisory capacity to the Committee by providing suggested compensation ranges and market practice insight. Hewitt was paid $65,887 in fees for its services to the Committee in 2012.

The Committee considered the independence of Hewitt, based on factors prescribed by the SEC. These included:

•	Whether Hewitt provides other services to the Company;

•	The amount of fees Hewitt received from Comerica, as a percentage of the total revenue of Hewitt;

•	The policies and procedures of Hewitt that are designed to prevent conflicts of interest;

•	Whether there are any business or personal relationships of the primary representative with any member of the Committee;

•	Whether the primary representative owns any stock of the Company; and

•	Whether there are any business or personal relationships of the primary representative or Hewitt with an executive officer of the Company.

The Committee considered that certain affiliates of Hewitt engaged in the insurance brokerage business have acted as insurance brokers for Comerica’s casualty insurance program and received aggregate fees of $449,700 from Comerica in 2012. In addition, in 2012, Comerica received non-customized market survey data from another affiliate of Hewitt at a total of $23,750. Hewitt was not involved in providing any of these services or products. In addition, none of these affiliates provided any advice to the Committee. In each case, management determined to engage the relevant affiliate, and the engagement was not presented to the Committee for approval, though the Committee was informed of it.

During the analysis, Hewitt’s primary representative to the Committee indicated that fees paid annually to Hewitt by Comerica are far less than 1% of Hewitt’s annual consolidated total revenue. He also discussed with the Committee various policies developed by Hewitt to safeguard the independence of the compensation advice it provides; indicated that he has no personal or business relationship with Committee members or executive officers at the Company; indicated that he is not aware of any personal or business relationship between the Company’s executive officers and Hewitt; and indicated that neither he nor his immediate family members own any Company shares.

Following its assessment, the Committee determined that Hewitt is independent and that its work did not raise any conflicts of interest.

Comerica’s management from time to time engages the services of Towers Watson (“TW”) to perform benefits administration services, consisting of health and welfare administration, pension and retirement administration, actuarial services and benefits-related website services. TW additionally assists management with assessing the risk of Comerica’s incentive plans. In 2012, TW completed an in-depth review of Comerica’s incentive compensation plans as part of a risk assessment performed to comply with the Federal Reserve’s Guidance on Sound Incentive Compensation Policies. Occasionally, TW provides compensation-related market analyses, either for select groups within the organization or for key business unit incentive plans. TW was paid $104,816 in fees for compensation services to Comerica’s management in 2012 (including $68,070 for the risk assessment) and $3,452,247 in fees for additional benefits administration services. In its Annual Report on Form 10-K for the fiscal year ended June 30, 2012, TW disclosed that no single client accounted for more than 1% of its consolidated revenue for any of its most recent three fiscal years. Using the same SEC factors used in the evaluation of Hewitt, the Committee determined that the work of TW did not present a conflict of interest.

Benchmarking

Hewitt generates a compensation analysis for the Committee based on our peer group’s proxy data (more detail on the peer group is provided in the “Short-Term Incentives” section on pages 33-36). Over the last few years, peer data has been volatile as the federal government’s regulations under the Troubled Asset Relief Program (“TARP”) impact the compensation practices at companies receiving TARP assistance. Recognizing that TARP continued to impact several of our peers in 2012, and may have had a greater or lesser effect than the impact on Comerica, that peers may be bigger or smaller than Comerica, that Comerica’s CEO is more tenured than the average of our peers, and that officer positions listed in the proxy vary from company to company, Hewitt’s data is used only as a general indicator of compensation trends and pay levels and is not used to set specific compensation targets for the CEO or the other NEOs. The Committee reviews individual and Company performance, historical compensation, as well as the scope of each position, to determine total compensation for the NEOs. We strive to be at the median of the marketplace on all elements of total compensation and expect variable compensation to increase or decrease relative to the median based on performance. Once total compensation targets are established, they are reviewed in relation to the market data to ensure they are both appropriate and competitive. In 2012, the Committee reviewed total compensation targets and determined they were appropriate in light of competitive practices and consistent with market data. No changes to compensation, accordingly, were made based on this review. Additionally, annually, Comerica purchases several published compensation surveys to evaluate compensation for our broader executive group and other staff positions.

2012 Compensation Elements

Key Objectives
	Compensation Elements	Philosophy Statement	Attract & Retain	Reward Short-Term Performance	Reward Long-Term Performance	Align to Shareholder Interests

TARGET CASH

The mix of base salary and short-term incentives is balanced against long-term incentives to provide appropriate focus on both short and long-term results, with the goal of discouraging behavior that could give rise to excessive risk-taking.

	Base Salary	Base salary is used to compete in the market for talent and forms the foundation for our other reward vehicles.	X
Short-Term Cash Incentives (“STIs”)

Our short-term cash incentive program rewards annual relative performance against our 11 peer financial institutions, based on specific metrics. To achieve top funding, our performance must rank first among our peers in all metrics. If our performance ranks in the bottom quartile for a metric, no funding is provided for that metric. Individual awards are based on operational performance and achievement of strategic goals. For the employees covered under Section 162(m) of the Internal Revenue Code, individual funding calculations can only be reduced to determine the short-term incentive award.

			X	X		X

LONG-TERM
INCENTIVES (“LTIs”)

We use a mix of both cash and equity in our long-term incentive programs. Measuring the Company’s long-term performance over a three-year period based on financial metrics and in terms of fair market value appreciation over time reinforces behaviors that can preserve shareholder value and discourage excessive risk-taking.

Long-Term Cash Incentives

Our long-term cash incentive program rewards three-year relative performance against our 11 peer financial institutions, based on specific metrics. To achieve top funding, our performance must rank first among our peers in all metrics. If our performance ranks in the bottom quartile for a metric, no funding is attributable for that metric.

			X		X	X
	Equity Incentives	Long-term equity incentives align management with shareholder interests and reward long-term performance. Value is created for participants when sustained performance increases stock price over several years. We primarily use two vehicles, stock options and restricted stock:	X		X	X

•    Stock Options.    Our stock options use the closing price on the date of grant for the strike price. Vesting occurs over four years, and the participant only receives a benefit when the stock price increases so that the shareholders also benefit.

•    Restricted Stock.    Restricted stock grants for the NEOs vest in their entirety at the end of five years. They are utilized as a retention tool to incent key leadership to remain with Comerica. Their value is directly tied to the stock price and therefore aligns management with shareholder interests. Beginning in 2013, Comerica has begun the practice of granting performance restricted stock units (PRSUs) to the NEOs and key leaders instead of time-based restricted stock awards, as described below under the section entitled “Looking Forward — 2013 Executive Compensation Plan Design Changes”.

OTHER	Other Compensation and Benefit Programs / Retirement Benefits	Comerica offers all employees benefits programs that provide protections for health, welfare and retirement.	X

Supporting our pay for performance philosophy, variable compensation plans account for the majority of compensation. This effectively makes compensation contingent on our performance. To ensure we have balanced performance metrics and sound governance, we utilize a mix of cash and equity compensation with varying time horizons to reward sustained performance and allow future compensation to accurately reflect the outcomes of management decisions.

As shown in the charts below, base salary comprised only 18% of the CEO’s 2012 compensation opportunity and only 30% of the other NEOs’ 2012 compensation opportunity. The following charts illustrate the target compensation opportunity mix of the CEO and our other active NEOs for each compensation element except the “Other Compensation and Benefit Programs / Retirement Benefits” listed in the “2012 Compensation Elements” chart above. These percentages represent target levels approved for 2012. Equity award values in the charts below reflect the grant date fair market value of the awards granted at the beginning of 2012. Those equity awards were granted based on individual and Company performance during 2011.

2012 Compensation Opportunity Mix

Compensation Elements

Base Salary

Base salaries for the NEOs are typically reviewed in the first quarter during the annual performance review process. Adjustments, if any, are made based on individual performance and market competitiveness while maintaining fixed cost at an appropriate level. On occasion, factors such as promotions, changes in job duties, performance and market competitiveness may support an adjustment outside of the annual performance review. The CEO makes recommendations to the Committee for salary adjustments for his leadership team. The Committee independently establishes the base salary for the CEO.

Cash Incentives

The MIP is a cash incentive program that provides awards to the NEOs and other key employees based on the achievement of performance goals established annually by the Committee. To reinforce the importance of both short and long-term results, the MIP is made up of two separate programs: the AMI, which measures Comerica’s one-year adjusted EPS growth and one-year adjusted ROCE performance relative to its peers (see the “Short-Term Incentives” section on pages 33-36 for more information), and the LMI, which measures Comerica’s three-year adjusted EPS growth and three-year adjusted ROCE performance relative to its peers (see the “Long-Term Incentives” section on pages 36-41 for more information).

Adjusted EPS growth and adjusted ROCE were chosen as performance criteria for the MIP because they are two of the most commonly used metrics by investors and analysts to evaluate a bank’s performance. In addition, unlike other metrics that may be calculated differently, adjusted EPS growth and adjusted ROCE have a generally prescribed formula, allowing these metrics to be easily validated and compared to Comerica’s peers. Comerica believes the use of measures that are well understood, transparent and based on the audited financial results of Comerica, are the foundation of a responsible incentive program that rewards performance without encouraging participants to take excessive risk.

In computing and comparing Comerica’s one-year and three-year adjusted EPS growth and adjusted ROCE performance to that of its peers, Comerica’s annual performance is measured on a calendar year basis, while for its peers, the annual performance measurement period comprises the first three quarters of the calendar year plus the fourth quarter of the prior calendar year. The difference in measurement periods between Comerica and its peers is necessitated by the timing of publicly available peer data required for the calculations. EPS is calculated based on net income available to common shareholders, and ROCE is calculated based on net income less preferred stock dividends. For both Comerica and its peers, the after-tax impact of any adjustments related to a change in accounting principle, merger/acquisition charges, and restructuring charges incurred during the year, if applicable, are added back to reported net income to determine adjusted EPS and adjusted ROCE. To determine the adjusted EPS growth and adjusted ROCE performance over a three-year period, the one-year computations described earlier are averaged over the three-year timeframe.

See Annex A for a reconciliation of non-GAAP and GAAP measures presented.

Short-Term Incentives

Comerica has had a strong recovery since 2009. Throughout that period, we performed well on a relative basis to our peers. CEO AMI incentive compensation reflects the Company’s performance, as can be seen in the chart below.

Chart Notes

•	In 2009, the incentive compensation paid to the CEO under the MIP was reduced to $0.

•	The 2010 award was reduced, as Comerica was under TARP until March 17, 2010. The triangle symbol represents the award the CEO would have received in 2010 if his award had not been adjusted for TARP.

•

Comerica was not under TARP for any of 2011. As such, Mr. Babb’s short-term cash incentive was not adjusted. To accurately compare our year-over-year performance versus pay, the dashed line above reflects a decline of 23% year-over-year if Mr. Babb’s 2010 payment had not been adjusted for TARP.

•	See “Cash Incentives” for a description of how we calculate adjusted EPS growth and adjusted ROCE, as well as Annex A for a reconciliation of non-GAAP and GAAP measures presented.

Short-Term Cash Incentive Program

As described above, the AMI measures Comerica’s one-year adjusted EPS growth and one-year adjusted ROCE performance relative to peers. These performance criteria are applicable to the CEO and the other NEOs for purposes of overall AMI funding, which is based solely on corporate financial performance. With respect to the allocation of the resulting incentive pools to specific NEOs, on the other hand, the Committee reserves the right to reduce the calculated awards to account for individual performance or other operating considerations.

2012 AMI Program Structure

Metric	Measurement Period	Performance Goal
Short-Term Incentive
Annual Adjusted EPS Growth	2012	Relative Rank
Annual Adjusted Return on Common Equity (Adjusted ROCE)	2012	Relative Rank

As can be seen in the chart above, the AMI measures Comerica’s relative adjusted ROCE and adjusted EPS growth compared to a peer group over one year (short-term). (See the “Cash Incentives” section for additional discussion on the performance metrics and how the AMI is calculated.) In selecting our peers (listed below), the Committee reviewed the top 50 U.S. financial institutions based on asset size using a variety of financial metrics (assets, revenue, net income and market capitalization), business models, geographic locations and competition for talent. Using these criteria, the Committee determined that the peer group was appropriate for both the 2012 AMI and the 2012 LMI.

Based on key performance measures, adjusted EPS growth and adjusted ROCE, Comerica ranked 8th for both among our peers. The chart below details the funding for the AMI.

2012 AMI Program Results

Comerica One-Year Adjusted EPS Growth	18.7%
Comerica One-Year Adjusted ROCE Performance	7.8%

	One-Year Adjusted EPS(1)(2) Growth Ranking	One-Year Adjusted ROCE(1)(2) Performance Ranking
Comerica	8	8

BB&T Corporation	4	4
BOK Financial Corp.	7	1
Fifth Third Bancorp	5	2
First Horizon National Corp.	12	12
Huntington Bancshares Inc.	6	3
KeyCorp	10	6
M&T Bank Corp.	9	5
Regions Financial Corp.	11	11
SunTrust Banks, Inc.	2	7
Synovus Financial Corp.	3	9
Zions Bancorporation	1	10

(1)	Comerica’s assets were $65.4 billion compared to our peers which had a median asset size of $83.0 billion at December 31, 2012.

(2)	See “Cash Incentives” above for a description of how we calculate adjusted EPS growth and adjusted ROCE, as well as Annex A for a reconciliation of non-GAAP and GAAP measures presented.

2012 Funding Calculation

Funding under the AMI for each metric is the product of base salary, AMI target incentive opportunity and the funding percentage.

Target and Maximum Incentive Opportunity

NEO	Target	Maximum
Mr. Babb	100%	200%
Ms. Parkhill	90%	180%
Mr. Anderson	90%	180%
Mr. Farmer	90%	180%
Mr. Bilstrom	65%	130%

2012 Annual Funding Percentages for Adjusted EPS Growth and Adjusted ROCE Performance

Relative Rank	Funding
1	100%
2	95%
3	90%
4	85%
5	80%
6	70%
7	60%
8	50%
9	40%
10	0%
11	0%
12	0%

To ensure appropriate alignment between pay and performance, Comerica’s target incentive opportunity percentages and funding opportunities (detailed in the above charts) are developed in reference to market pay levels so that generally at various levels of performance relative to peers, the pay delivered is consistent with that level of performance (e.g., median pay for median performance). Maintaining this alignment with the market helps to ensure that our executives’ pay directly reflects our performance.

The following chart illustrates how the funding percentage of the AMI is calculated using Comerica’s 2012 performance.

2012 AMI Program Payout Calculation

Metric	Rank	Funding
Annual Adjusted EPS Growth	8	50%
Annual Adjusted ROCE Performance	8	50%
Annual Total		100%

Assuming an NEO had a base salary of $500,000 and a Target Incentive Opportunity of 65% of annual base salary, the incentive funding would be calculated as described below.

	Base Salary		Target Incentive Opportunity		Funding Percentage
Annual Portion	$ 500,000	X	65%	X	100%	=	$325,000

The Committee reserves the right to reduce the calculated awards to account for individual performance or other operating considerations, and has used this discretion to adjust awards downward in prior years. In 2012, the Committee added an absolute metric to the MIP which requires the Committee to review overall plan funding (both the annual and three-year components) in the event Comerica experiences an annual loss to determine if negative discretion should be applied. Inclusion of an absolute metric helps to mitigate the potential risks of measuring only relative performance. Additionally, the Committee cannot increase the calculated funding for employees covered under Section 162(m) of the Internal Revenue Code, nor can it increase overall MIP funding.

2012 AMI Program Awards

NEOs	Annual Award
Mr. Babb	$1,215,000
Ms. Parkhill	$490,000
Mr. Anderson	$527,000
Mr. Farmer	$492,000
Mr. Bilstrom	$353,600

Several factors were considered in determining the 2012 individual awards for each of the NEOs. Such factors included Comerica’s relative and absolute performance, market competitive total compensation, current and prior compensation levels, and each NEO’s individual performance. Performance goal scorecards are utilized to help evaluate individual performance and determine each NEO’s award. The scorecards are established at the beginning of the year and help to ensure alignment of Comerica’s leadership team. Areas of scorecard focus include strategic initiatives, business results, financial results, leadership and risk management (more detail is provided in the “Roles of the Governance, Compensation and Nominating Committee, Compensation Consultants and Management” section listed above). After the Committee conducted its review and evaluated total compensation for each NEO, then it approved the 2012 awards in the above table.

In 2013, Comerica’s independent accountants, at the request of the Committee, issued a report applying certain agreed-upon procedures to assist the Committee in determining that the computations for the incentive awards issued for periods ended December 31, 2012 were made in conformity with the MIP. The report addressed Comerica’s 2012 rankings in relation to the peer group for the annual and three-year performance periods, using the measurement components set by the Committee. In order to facilitate making the peer comparison computations in a timely manner, Comerica’s results are measured over calendar year-end periods, whereas peer data is taken from periods ending in the third calendar quarter. For example, Comerica’s performance for the annual performance period that began on January 1, 2012 and ended on December 31, 2012 would be compared against our peers’ performance for the four quarters that began on October 1, 2011 and ended on September 30, 2012.

Long-Term Incentives

The chart below shows Comerica’s annual adjusted EPS and TSR growth relative to CEO realized stock value from prior equity awards made under our long-term equity incentive program. Following exceptionally high periods of adjusted EPS growth in 2010 and 2011, adjusted EPS growth slowed in 2012 to 19%, and TSR increased in 2012 to 20%. During this time, CEO realizable stock value reflected alignment with long-term shareholder interests, as shown below.

Chart Notes

•

Realized stock value reflects the income Mr. Babb received each year from restricted stock vesting or stock option exercises. Restricted stock cliff vests five years after grant and stock options remain exercisable for ten years after grant.

•

Mr. Babb’s 2011 realized value reflects restricted stock that vested on February 15, 2011 with a fair market value at the time of $39.74 per share. He still holds the shares (other than those he netted to cover taxes upon the vesting). The value of such shares, based on our December 30, 2012 stock price, is $30.34 per share, representing a 24% decline in value from the fair market value on the date of vesting.

•	See “Cash Incentives” above for a description of how we calculate adjusted EPS growth, as well as Annex A for a reconciliation of non-GAAP and GAAP measures presented.

Long-Term Cash Incentive Program

Comerica’s long-term portion of the MIP, the LMI, measures Comerica’s relative adjusted EPS growth and adjusted ROCE performance over a three-year period. (See the “Cash Incentives” section for a discussion of the performance metrics and how the LMI is calculated.)

In response to shareholder feedback, the Committee previously re-evaluated the practice of using the same metrics (adjusted EPS growth and adjusted ROCE) in both the AMI and the LMI. Following its re-evaluation, the Committee continued to find that utilizing the same metrics in both our long-term and short-term programs ensures that short-term management decisions are not encouraged at the expense of longer-term performance. Rather, the Committee is incenting sustained performance of the Company in these areas over multiple years. This balanced focus on short and long-term results, in combination with our long-term equity program, discourages the management team from taking undue risks.

The performance criteria applicable to the CEO and the other NEOs for purposes of overall LMI funding are determined solely on corporate financial performance. With respect to the allocation of the resulting incentive pools to specific NEOs, however, the Committee reserves the right to reduce the calculated awards to account for individual performance or other operating considerations.

2012 LMI Program Structure

Metric	Measurement Period	Performance Goal
Long-Term Incentive
Three-Year Adjusted EPS Growth	2010-2012	Relative Rank
Three-Year Adjusted ROCE Performance	2010-2012	Relative Rank

For the measurement period 2010 to 2012, Comerica ranked 5th for both adjusted EPS growth and adjusted ROCE performance relative to our peers and performed above the median. The chart below details the funding for the LMI.

2012 LMI Program Results

Comerica Three-Year Adjusted EPS Growth	132.4%
Comerica Three-Year Adjusted ROCE Performance	5.8%

	Three-Year Adjusted EPS(1) Growth Ranking	Three-Year Adjusted ROCE(1) Performance Ranking
Comerica	5	5

BB&T Corporation	11	3
BOK Financial Corp.	12	1
Fifth Third Bancorp	2	4
First Horizon National Corp.	9	9
Huntington Bancshares Inc.	6	7
KeyCorp	3	6
M&T Bank Corp.	10	2
Regions Financial Corp.	8	11
SunTrust Banks, Inc.	4	8
Synovus Financial Corp.	7	12
Zions Bancorporation	1	10

(1)	See “Cash Incentives” above for a description of how we calculate adjusted EPS growth and adjusted ROCE, as well as Annex A for a reconciliation of non-GAAP and GAAP measures presented.

2012 Funding Calculation

Funding under the LMI for each metric is the product of base salary, LMI target incentive opportunity and the funding percentage.

Target and Maximum Incentive Opportunity

NEO	Target	Maximum
Mr. Babb	50%	100%
Ms. Parkhill	40%	80%
Mr. Anderson	40%	80%
Mr. Farmer	40%	80%
Mr. Bilstrom	22.5%	45%

2012 Long-Term Funding Percentages for Adjusted EPS Growth and Adjusted ROCE Performance

Relative Rank	Funding
1	100%
2	95%
3	90%
4	85%
5	80%
6	70%
7	60%
8	50%
9	40%
10	0%
11	0%
12	0%

The following chart illustrates how the payout percentage of the LMI is calculated using Comerica’s 2012 performance.

2012 LMI Program Payout Calculation

Metric	Rank	Funding
Three-Year Adjusted EPS Growth	5	80%
Three-Year Adjusted ROCE Performance	5	80%
Three-Year Total		160%

Assuming an NEO had a base salary of $500,000 and a Target Incentive opportunity of 22.5% of annual base salary, the funding would be calculated as described below.

	Base Salary		Target Incentive Opportunity		Funding Percentage
Three-Year Portion	$500,000	X	22.5%	X	160%	=	$180,000

2012 LMI Program Awards

NEOs	2010-2012 Award
Mr. Babb(1)	$905,485
Ms. Parkhill(2)	$179,822
Mr. Anderson(2)	$275,556
Mr. Farmer(1)	$357,723
Mr. Bilstrom(1)	$182,439

(1)	Total funding is prorated, where applicable, to exclude impermissible amounts attributable to the time Comerica was a participant in TARP during the performance period.

(2)	Total funding reflects proration based on the period of time Mr. Anderson and Ms. Parkhill have been employed by Comerica.

All of the NEOs’ incentive awards were calculated in this manner and then prorated, where applicable, to comply with TARP regulations due to our participation in TARP until March 17, 2010. Awards were also prorated in the event the NEO was not employed by Comerica during the entire performance period.

Long-Term Equity Incentive Program

Comerica believes granting both stock options and restricted stock best allows us to motivate and retain our NEOs. Stock options align management with shareholder interests by providing value when the stock price increases. Restricted shares help to build long-term value that is realized with continued employment, reinforce our share ownership guidelines, and align management with shareholder interests, since the value increases or decreases based on Comerica’s stock performance.

In determining the pool of shares available to grant each year, the Committee considers the following factors:

•	Comerica’s current and past performance compared to its business plans and strategic initiatives;

•	Industry compensation trends with respect to long-term equity incentive compensation (considering both total monetary value and the percentage of base salary);

•	The total number of shares available for grant under our long-term incentive plans and expected plan life;

•	Analysis of Comerica’s share usage rate, or burn rate, compared with the burn rates of other similarly situated companies; and

•	The cost of the program to Comerica.

In determining individual award values, the Committee considers Comerica’s performance and the individual performance of each NEO, such as:

•	Comerica’s current and past performance (and, as applicable, the current and past performance of any relevant business unit) compared to the applicable business plans and strategic initiatives;

•	Results related to specific individual responsibilities and risk behaviors;

•	Competitiveness of equity values, expressed both as monetary value and as a percentage of each NEO’s base salary, compared to market data;

•	The NEO’s role in the organization and the retention value of current equity ownership; and

•	The NEO’s future potential to contribute to Comerica’s sustained performance.

The CEO recommends the award levels for the other NEOs, and the Committee makes the final award determination for all NEOs. The award considerations are not based on a formula, but are viewed as part of the NEO’s total compensation opportunity, as described above under “Benchmarking” and “2012 Compensation Opportunity Mix.”

2012 Equity Award Grants

Generally, as described below under “Stock Granting Policy,” stock-based grants are made at the first regularly scheduled meeting of the Committee each calendar year. The targeted mix of stock options to restricted stock historically has been 40% stock options and 60% restricted stock. The target mix was shifted in 2012 to 30% stock options and 70% restricted stock. This change in value mix allowed us to continue our practice of responsibly managing our shares available for grant and providing awards where participant value and Company cost are generally equivalent. Utilizing both stock options and restricted stock allows us to balance between rewarding participants for mid-range and long-term performance. Stock options can provide realizable compensation over their duration (they typically vest over four years and expire after ten years), while restricted stock provides strong retentive value, with 100% of the shares normally vesting at the end of five years for NEOs.

Stock Characteristics

Stock Options — We grant non-qualified stock options that vest 25% per year over four years and have a term of ten years. The exercise price is based on the closing price of Comerica’s stock price on the date of grant.

Restricted Stock — We grant restricted shares that cliff vest five years from the date of grant for the NEOs. This is more stringent than market practice, which is typically three to four years. Participants receive quarterly cash dividends during the vesting period. For grants made in 2013, the NEOs no longer received restricted stock, but instead received performance restricted stock units. For more information on this change, see the section titled “Looking Forward – 2013 Executive Compensation Plan Design Changes” on pages 41-42.

Restricted Stock Units — From time to time, we may grant restricted stock units to executive officers. Among other factors, restricted stock units differ from restricted stock in that they typically represent an unsecured promise by the employer to grant a set number of shares of stock to the employee upon the completion of a vesting schedule, contingent on meeting certain conditions. Restricted stock units do not have voting rights. In 2011, we granted restricted stock units to Ms. Parkhill and Mr. Anderson in conjunction with starting employment with Comerica. Restricted stock units not subject to performance measures have a minimum vesting period of three years.

Going forward, we continue to make changes as appropriate. For example, the mix of equity awards provided in 2013 to the NEOs and key leaders was further rebalanced so that 10% of the value was provided in stock options and 90% of the value was provided in performance restricted stock units (instead of restricted stock). See “Looking Forward — 2013 Executive Compensation Plan Design Changes” on pages 41-42 for more information.

Stock Granting Policy

Comerica’s stock-based grants are governed by the Stock Granting Policy. In general, the policy states that annual stock-based grants to eligible employees will be made once per year during the first regularly scheduled meeting of the Committee in a calendar year. This meeting typically takes place toward the end of January.

The Stock Granting Policy also governs the granting of off-cycle awards. Off-cycle awards include such things as grants to new hires and grants for retention purposes or special recognition. With respect to grants made to newly hired employees, the grant date is typically determined based on their start date with the Company. Generally, individuals who start employment during the first half of the month will receive their grant on the last day of that month, and individuals who start employment during the last half of the month will receive their grant on the 15th day of the subsequent month. In all cases, the grant date will be adjusted if the prescribed date is not a trading day for the NYSE. The exercise price of stock options is the closing price of Comerica’s stock on the grant date. Other off-cycle awards are normally approved at a regularly scheduled meeting of the Committee, and the grant date is the date of the Committee meeting. Additionally, the CEO may make off-cycle option grants to existing employees who are not executive officers for promotions and for retention purposes. Such option grants are made on the same schedule as off-cycle grants approved by the Committee and may not exceed 5,000 shares per individual per calendar year.

Stock Ownership Guidelines

In order to pursue our executive compensation philosophy of aligning the interests of our senior officers with those of the shareholders, we have stock ownership guidelines that encourage senior officers, including all of the active NEOs, to own a significant number of shares of Comerica’s common stock. The stock ownership guidelines are a multiple of the senior officer’s annual base salary. Comerica encourages its senior officers to achieve the targeted stock ownership levels within five years of being promoted or named to the applicable senior officer position. For purposes of the stock ownership guidelines, stock ownership includes:

•	Unvested shares of restricted stock or restricted stock units;

•	All shares owned by the senior officer;

•	Shares held in trust where the senior officer retains beneficial ownership; and

•	Any shares accumulated through employee benefit plans, such as deemed investments in Comerica common stock under a deferred compensation plan.

There are approximately 114 senior officers subject to stock ownership guidelines, including the active NEOs. As of December 31, 2012, all active NEOs who had held their current title for at least five years had met their respective stock ownership guideline levels.

Officer Stock Ownership Guidelines

Level	Multiple of Annual Salary	Approximate Value	Years to Attain
Chairman and Chief Executive Officer	5.0 times	$6.1MM	5 Years
Vice Chairman	3.0 times	$1.8MM	5 Years
Executive Vice President (Salary Grades BE3 and BE4)	3.0 times	$1.1MM	5 Years
Senior Vice President (Salary Grade BE2)	2.0 times	$0.4MM	5 Years

Looking Forward — 2013 Executive Compensation Plan Design Changes

Throughout 2012, the Committee continued to refine Comerica’s executive compensation programs consistent with the Company’s long-term goals, evolving governance, market practices, Federal Reserve guidelines and shareholder feedback. An analysis of such programs was conducted during the last twelve months. As a result of that analysis, we have determined the following:

•

Revalidated the MIP Peer Group:  The peer group will be maintained for 2013. The top 50 U.S. financial institutions based on asset size were reviewed using a variety of financial metrics (assets, revenue, net income, and market capitalization), business models, geographic locations and competition for talent. Using these criteria, the Committee decided the 2012 peer group was appropriate for 2013 for both the AMI and the LMI. Comerica’s asset size totaled approximately $65.4 billion as compared with the peer group, which had a median asset size of $83.0 billion at December 31, 2012.

•

Included a Performance Metric on Long-Term Incentives:  To align with performance and respond to evolving regulatory feedback, performance restricted stock units were utilized for equity awards made to the NEOs and other key leaders within Comerica in the first part of 2013 based on 2012 performance. The PRSUs will fully cliff vest at the end of three years if Comerica maintains the Tier 1 Capital Threshold defined by the Federal Reserve for well capitalized banks each year during the performance period. If Comerica’s annual Tier 1 Capital ratio is below the required threshold for any one year, 15% of the target award will be forfeited, with a maximum reduction of 45% of the target award. As we intend for the performance provision to apply to grants in successive years, missing the performance threshold in any one year will impact more than one grant. Dividend equivalents accumulate and will be paid out in cash annually. The dividend equivalents will be subject to the same 15% reduction if the Tier 1 Capital Threshold is not achieved for that year. Additionally, using three-year cliff vesting for the PRSUs aligns with Comerica’s risk horizon and supports our approach of using varying time horizons for variable compensation elements to align with performance over both the short and long-term. Going forward, we plan to grant PRSUs to NEOs rather than continuing to grant time vesting restricted stock. (Historically, we granted restricted stock to our NEOs, which cliff vested at the end of five years.)

The PRSUs enhance our prior restricted stock program as they: (1) allow us to continue to retain and motivate our NEOs, since they provide long-term value, generally conditioned upon continued employment and the achievement of Company objectives; (2) support our share ownership guidelines; (3) align with our pay for performance philosophy and with shareholder interests, since our Tier 1 Capital ratio is a significant operating metric and the value of the award increases or decreases based on Comerica’s stock performance; and (4) discourage excessive risk-taking, since only a portion of the award is subject to forfeiture if performance criteria are not met. In order to further reduce risk-taking incentives for financial institutions, recent feedback from regulatory agencies suggests an increasing preference for financial institutions to grant a higher percentage of full value share grants than stock option grants when making long-term incentive awards. The mix of awards for the NEOs was adjusted to align with this guidance. Awards made in January of 2013 provided 90% of the value in PRSUs and 10% of the value in stock options.

•

Instituted a Holding Policy for Stock Ownership Guidelines:  In 2012, we undertook a detailed review of our stock ownership guidelines that have been in place for several years. Part of the analysis included external benchmarking against results of a published stock ownership survey. Comerica’s ownership guidelines are generally aligned with the market; however, to strengthen our program, a holding period was adopted. If an individual does not meet the stock ownership guidelines within five years of being promoted or named to the applicable senior officer position, the individual will be required to hold 50% of all after-tax shares from restricted stock/units that vest or stock options that are exercised from or after January 1, 2013. This new holding policy encourages participants to meet the guideline, but allows participants flexibility to monetize a portion of their stock. Benchmarking also indicated that Comerica’s stock ownership guidelines cover more individuals than is typical compared to other organizations by including our officers at a BE2 salary grade (certain senior vice presidents). Because Comerica’s BE2 officers have a significant leadership role within the organization, we determined that eliminating the guideline altogether was not appropriate to ensure continued alignment with shareholders. However, to be more in line with market practices for individuals at the BE2 salary level, the multiple of salary was adjusted from 2X salary to 1X salary, effective January 1, 2013. This adjustment, coupled with the adoption of a holding period, makes the stock ownership guidelines more balanced for participants.

2013 Officer Stock Ownership Guidelines

Level	Multiple of Annual Salary	Approximate Value	Years to Attain
Chairman and Chief Executive Officer	5.0 times	$6.1MM	5 Years
Vice Chairman	3.0 times	$1.8MM	5 Years
Executive Vice President (Salary Grades BE3 and BE4)	3.0 times	$1.1MM	5 Years
Senior Vice President (Salary Grade BE2)	1.0 times	$0.2MM	5 Years

Other Compensation and Benefit Programs

Comerica offers all employees benefit programs that provide protection for health, welfare and retirement. These programs are typical at most companies and include healthcare, life insurance, disability, dental, and vision, as well as an employee stock purchase program and other programs described below under “Retirement Benefits.” A deferred compensation program is also provided for highly compensated individuals, including each of the NEOs, and is described in detail below under “Employee Deferred Compensation Plans.”

Employee Stock Purchase Plan

Comerica offers employees an Employee Stock Purchase Plan (“ESPP”), which provides participating employees a convenient and affordable way to purchase shares of Comerica common stock without being charged a brokerage fee. Comerica provides a 15% quarterly match on contributions the employee made during that same quarter, provided the employee does not make any withdrawals during the quarter. The ESPP also provides a 5% annual retention match on eligible contributions made during the first of the prior two plan-year periods if the employee has not taken any withdrawals from his or her ESPP account during the two-year period and is still an employee at the end of the two-year period. This encourages stock ownership, which supports our compensation philosophy of aligning the interests of Comerica’s employees with those of its shareholders. For further details on ESPP matching contributions made to NEOs during 2012, please see the 2012 Summary Compensation Table.

Relocation Assistance

Comerica’s relocation policy provides benefits to many employees at various levels within the organization when they are asked by the Company to relocate or as an inducement to join the Company. Such benefits include: pre-commitment visits, miscellaneous expense allowances, tax assistance, home sale assistance, closing costs on home sale and home purchase, home buyout assistance, home sale incentives of up to $100,000 of employee losses on the sale of homes, home finding trips, household goods shipping, temporary living expenses, duplicate housing expenses and final trip expenses, as applicable. Home buyout assistance is offered if an employee is unable to sell his or her home after marketing the home for 90 days. Home buyout costs are typically based on the average of two independent appraisals; however, in the event the lower appraisal is more than 5% less than the higher appraisal, a third independent appraisal is obtained and the purchase price is based on the average of the two closest appraisals. All relocation benefits provided under the policy are subject to a clawback if the employee terminates voluntarily or is terminated for cause within a specified amount of time after receiving the benefits. The policy was amended in August of 2011 to require an employee to return 100% of relocation costs if the employee terminates voluntarily or is terminated for cause in the first year following relocation, 50% of relocation costs if the employee terminates voluntarily or is terminated for cause in the second year following relocation and 25% of relocation costs if the employee terminates voluntarily or is terminated for cause in the third year following relocation. Previously, the policy required repayment if an employee terminated in the first year following relocation, with repayment prorated based on service during that time period. None of the NEOs received relocation assistance in 2012.

Retirement Benefits

Comerica provides retirement benefits to attract and retain employees and to provide avenues for employees to save money for their retirement.

Pension Plan

Comerica sponsors a tax-qualified defined benefit retirement plan (the “defined benefit plan”) that provides a retirement benefit based on an eligible employee’s years of service and final average monthly pay. Final average monthly pay is a participant’s highest aggregate monthly compensation for 60 consecutive calendar months within the last 120 calendar months before the earlier of retirement or separation from service, divided by 60. Employees hired on or after January 1, 2007 are not eligible to participate in this plan, but are eligible to participate in the Retirement Account Plan discussed below.

For those employees who participate in the defined benefit plan, Comerica also sponsors a Benefit Equalization Plan (the “SERP”) to restore benefits that are capped by Internal Revenue Service (“IRS”) limits imposed on annual compensation and annual benefit amounts under the defined benefit plan.

401(k) Plan

Comerica also maintains a 401(k) savings plan for all employees. The 401(k) plan provides a 100% match on salary deferrals up to the first 4% of a participant’s qualified earnings, as allowed under the IRS annual compensation limit. The match vests immediately for all 401(k) participants, and the matching criteria are the same for all employees, including the NEOs.

Retirement Account Plan

Employees hired on or after January 1, 2007 are not eligible to participate in Comerica’s defined benefit plan but are eligible for a Company allocation pursuant to the Retirement Account Plan after attaining age 21 and completing one year of service. To receive an annual Company allocation (which typically occurs in the first quarter of the year), the participant must have completed at least 1,000 hours of service during the prior calendar year. The allocation varies based on the sum of the participant’s age and years of service and is based on a percentage of base salary:

Age+ Service Points	Company Allocation
Less than 40	3.0%
40-49	4.0%
50-59	5.0%
60-69	6.0%
70-79	7.0%
80 or more	8.0%

The maximum annual compensation of any participant that Comerica can consider in computing an allocation under the Retirement Account Plan for 2012 was $250,000. Company contributions are 100% vested after 3 years of service or at age 65 or upon death while an employee. Payment of vested accounts may be made in a lump sum, periodic or partial distributions. No in-service distributions or loans are allowed from Comerica contribution accounts. Mr. Farmer, Mr. Anderson and Ms. Parkhill are current participants in the Retirement Account Plan.

Perquisites

Effective June 30, 2010, Comerica eliminated all of its perquisite programs. Comerica determined it was no longer necessary to provide the NEOs with perquisites as part of a competitive compensation and benefits package. With the acquisition of Sterling Bancshares, Inc., we will fulfill certain outstanding obligations concerning perquisites for legacy employees of Sterling (none of whom are NEOs), but do not intend to continue the programs going forward.

Comerica has historically prohibited, and continues to prohibit, the use of corporate aircraft for personal use by executive officers, including the NEOs (except in the event of an emergency such as a medical or life-threatening event, in which case the executive is required to reimburse Comerica for the full incremental cost of such use).

Employment Contracts and Severance or Change of Control Agreements

Change of Control Agreements

We maintain change of control agreements with all of our active NEOs. Change of control agreements are customary in the banking industry and among our peers and aid us in attracting and retaining executives. The goal of these agreements is to make an executive neutral to any change of control by reducing personal uncertainty. In addition, they help to encourage continuity in management throughout the completion of a transaction.

If a change of control of Comerica occurs, each active NEO will have a right to continued employment for a period of 30 months from the date of the change of control (the “Employment Period”).

If the executive dies or becomes disabled during the Employment Period, the executive or his or her beneficiary will receive accrued obligations, including salary, pro rata bonus, deferred compensation and vacation pay, and death or disability benefits.

If Comerica terminates the executive’s employment for a reason other than cause or disability or the executive terminates for good reason during the Employment Period, the agreement provides the following severance benefits (“Change of Control Benefits”):

•	any unpaid base salary through the date of termination;

•

a proportionate bonus based upon the highest annual bonus he or she earned during any of the last three fiscal years prior to the change of control or during the most recently completed fiscal year following the change of control (“highest annual bonus”);

•

an amount equal to three times the sum of the executive’s annual base salary plus the executive’s highest annual bonus earned during any of the last three fiscal years prior to the change of control or during the most recently completed fiscal year;

•

a payment equal to the excess of: (a) the retirement benefits he or she would receive under Comerica’s defined benefit pension and excess plans or Retirement Account Plan, as applicable, if he or she continued to be employed for three years after the date his or her employment was terminated, over (b) the retirement benefits he or she actually accrued under the plans as of the date of termination;

•

provision of health, accident, disability and life insurance benefits for three years after the executive’s employment terminates, unless he or she becomes eligible to receive comparable benefits during the three-year period; and

•	outplacement services.

These amounts would be paid in a lump sum with the exception of the health, accident, disability and life insurance benefits and the payment of outplacement services, which would be paid as the expenses were incurred. All payments would be made by Comerica or the surviving entity.

Change of control agreements entered into in 2008 and before included an excise tax benefit and a window period feature. Accordingly, Mr. Babb, Mr. Farmer and Mr. Bilstrom would also receive the Change of Control Benefits if they resigned for any reason within the 30 days after the one-year anniversary of the change of control. Additionally, if any payment or benefit to such executives under the agreement or otherwise were subject to the excise tax under Section 4999 of the Internal Revenue Code, the executive would receive an additional payment in an amount sufficient to make the executive whole for any such excise tax. However, if such payments (excluding additional amounts payable due to the excise tax) did not exceed 110% of the greatest amount that could be paid without giving rise to the excise tax, no additional payments would be made with respect to the excise tax, and the payments otherwise due to the executive would be reduced to an amount necessary to prevent the application of the excise tax. Change of control agreements entered into after 2008 provide that payments and benefits will be reduced to the amount necessary to prevent the application of the excise tax if such reduction would result in the executive retaining a greater amount on a net after-tax basis than if they were not reduced.

Comerica has not entered into any new agreements since 2008 that include the excise tax benefit and window period provisions. Furthermore, Comerica will not include these provisions in new agreements going forward.

Supplemental Pension and Retiree Medical Agreement with Ralph W. Babb, Jr.

On May 29, 1998, Comerica entered into a Supplemental Pension and Retiree Medical Agreement with Mr. Babb, which is designed to make him whole with respect to pension benefits that he lost when he left his prior employer to come to Comerica. The agreement was entered into pursuant to an understanding reached when Mr. Babb was hired. This supplemental pension provides Mr. Babb a benefit equal to the amount to which he would have been entitled under Comerica’s Pension Plan had he been employed by Comerica since October 1978

(an additional 17 years of service), less amounts received by him under both Comerica’s Pension Plan and the defined benefit pension plans of his prior employer. In addition, Comerica will provide Mr. Babb and his spouse with retiree medical and accidental insurance coverage for his and her lifetime on a basis no less favorable than such benefits were provided to them as of the date of the agreement. For additional information on Mr. Babb’s supplemental pension arrangements, please see the table below entitled, “Pension Benefits at Fiscal Year-End 2012.”

Deductibility of Executive Compensation

Comerica’s executive compensation programs are designed to maximize the deductibility of executive compensation under the Internal Revenue Code. However, the Committee reserves the right in the exercise of its business judgment to establish appropriate compensation levels for executive officers that may exceed the limits on tax deductibility established under Section 162(m) of the Internal Revenue Code or not satisfy the performance-based award exception under Section 162(m), and therefore would not be deductible.

Participation in the TARP Capital Purchase Program imposed additional limitations under Section 162(m) of the Internal Revenue Code. During the TARP period, the Company’s deduction for annual compensation for the Section 162(m) “covered executives” was limited to $500,000 and the “performance-based exception” of Section 162(m) was not available. As a result, certain portions of our executive officers’ compensation attributable to services during our TARP participation period (November 13, 2008 to March 17, 2010) may not be deductible when paid. Such additional deductibility limitations ceased with respect to compensation earned after the Company’s redemption on March 17, 2010 of the preferred stock issued under the TARP Capital Purchase Program.

The aggregate nondeductible portion of cash compensation paid or earned with respect to 2012 performance and of any value received in 2012 from prior equity awards is estimated to be approximately $1.3 million. The primary component of this nondeductible compensation is the value of restricted stock awards granted in prior years that vested in 2012. At a 35% federal tax rate, the aggregate cost to the Company associated with the inability to deduct this compensation in 2012 is approximately $840,000, or approximately $0.0045 per share outstanding as of December 31, 2012.

GOVERNANCE, COMPENSATION AND NOMINATING COMMITTEE REPORT

The Governance, Compensation and Nominating Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on that review and those discussions, it recommended to the Board of Directors that the foregoing Compensation Discussion and Analysis be included in Comerica’s proxy statement.

The Governance, Compensation and Nominating Committee

Richard G. Lindner, Chairman

Roger A. Cregg

Jacqueline P. Kane

Alfred A. Piergallini

February 26, 2013

The following table summarizes the compensation of our NEOs: the Chief Executive Officer of Comerica, the Chief Financial Officer of Comerica, and the three other most highly compensated executive officers of Comerica who were serving at the end of the fiscal year ended December 31, 2012.

2012 SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards (3)(4) ($)	Option Awards (5) ($)	Non-Equity Incentive Plan Compensation (6) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (7) ($)	All Other Compensation (8)(9) ($)	Total (b) ($)
Ralph W. Babb, Jr.	2012	1,210,512	0	2,761,680	1,047,682	2,120,485	3,092,215	10,000	10,242,574
Chairman of the Board, President and Chief Executive Officer, Comerica Incorporated and Comerica Bank	2011 2010	1,170,873 2,727,452	0 0	2,127,040 1,233,540	1,349,010 757,680	2,416,944 1,986,350	2,745,500 2,108,247	9,800 32,180	9,819,167 8,845,449
Karen L. Parkhill	2012	592,692	0	473,600	181,230	669,822	0	19,604	1,936,948
Vice Chairman and Chief Financial Officer, Comerica Incorporated and Comerica Bank	2011	218,942	792,222	1,131,078	505,800	357,778	0	991,242	3,997,062
Lars C. Anderson	2012	617,692	0	503,200	189,860	802,556	0	26,250	2,139,558
Vice Chairman, Comerica Incorporated and Comerica Bank	2011	600,000	0	1,818,150	280,800	907,667	0	261,616	3,868,233
Curtis C. Farmer	2012	597,692	0	497,280	181,230	849,723	0	22,500	2,148,425
Vice Chairman, Comerica Incorporated and Comerica Bank	2011 2010	571,393 937,042	0 0	410,550 411,180	257,400 258,720	912,635 346,000	0	22,050 30,952	2,174,028 1,983,894
Jon W. Bilstrom	2012	540,423	0	429,200	163,970	536,039	299,567	10,000	1,979,199
Executive Vice President and Secretary, Comerica Incorporated and Comerica Bank

Footnotes:

(a)	Current position held by the NEO as of March 12, 2013.

(b)

Total compensation in the above table includes several current and future forms of compensation. While it is valuable to understand all the components, generally total compensation consists of base salary, performance-based cash incentives and equity awards. The chart below provides CEO total compensation relative to Comerica’s performance.

See “Cash Incentives” above for a description of how we calculate adjusted EPS growth, as well as Annex A for a reconciliation of non-GAAP and GAAP measures presented.

(1)

The salary amount for 2010 includes the target value (the amount of salary paid in salary stock) on the date of grant. Salary stock was granted in 2010 to provide key executives an appropriate compensation opportunity within the TARP framework that was also aligned with shareholder interests. Units of salary stock were granted each pay period. The number of units granted was based on the target value divided by the closing price of Comerica common stock on the NYSE on each date of grant. The following table shows the applicable NEOs’ regular salary, the pre-tax value of the salary stock payment to applicable NEOs, such NEOs’ total salary and the settlement date value of the salary stock delivered to such NEOs:

NEO	2010 Regular Salary	Salary Stock Value	2010 Total Salary	Salary Stock Payment
Mr. Babb	$1,098,285	$1,629,167	$2,727,452	$1,676,584
Mr. Farmer	$527,354	$409,688	$937,042	$422,121

Use of salary stock was discontinued in mid-January 2011. The payout value of the salary stock was based on Comerica’s closing stock price on February 4, 2011 ($38.60), and includes salary stock earned during the first pay period of 2011. The salary stock was settled on February 18, 2011.

(2)

As an incentive for Ms. Parkhill to join Comerica, she was provided with a $500,000 signing bonus and a guaranteed incentive payment. The difference between the amount received under the MIP and Ms. Parkhill’s guaranteed incentive amount is included in this column along with her signing bonus.

(3)

This column represents the aggregate grant date fair value of restricted stock and restricted stock units granted to each of the NEOs in accordance with Accounting Standards Codification (ASC) 718 and Item 402 of Regulation S-K. For additional information on the assumptions used in determining fair value for share-based compensation, refer to Notes 1 and 16 in the Consolidated Financial Statements in Comerica’s Annual Report on Form 10-K for the year ended December 31, 2012. See the “2012 Grants of Plan-Based Awards” table below for information on awards made in 2012.

Both Ms. Parkhill and Mr. Anderson received a restricted stock unit grant when joining Comerica. Ms. Parkhill was granted 34,200 restricted stock units that vest in thirds in years 3, 4 and 5 from the date of grant. All units will be distributed as shares on the 5th anniversary of the date of grant.

Mr. Anderson was granted 35,000 restricted stock units to help offset any loss of pension benefits he may have accrued with his former employer. The units vest in thirds in years 4, 6 and 8 from the date of grant. All units will be distributed in shares when Mr. Anderson reaches the age of 60.

For both awards, dividend equivalents are accumulated over the vesting period and are converted into additional restricted stock units based on the fair market value of Comerica’s stock price on the date of the relevant dividend payment.

(4)	Grants of restricted stock include the right to receive cash dividends. Dividend amounts paid to the NEOs are listed below.

NEO	2012 Dividend	2011 Dividend	2010 Dividend
Mr. Babb	$152,270	$99,020	$42,275
Ms. Parkhill	$11,400	$1,000	N/A
Mr. Anderson	$20,050	$7,950	N/A
Mr. Farmer	$26,794	$15,009	$4,354
Mr. Bilstrom	$33,334

Ms. Parkhill and Mr. Anderson were also paid dividend equivalents on their outstanding restricted stock units of $3,420 and $10,529, respectively, for 2011 and $17,286 and $17,788, respectively, for 2012.

(5)

This column represents the aggregate grant date fair value of stock options granted to the NEOs in accordance with ASC 718 and Item 402 of Regulation S-K. The amounts reflect the fair market value at the date of grant for these awards based on a binomial lattice valuation. See the “2012 Grants of Plan-Based Awards” table below for information on awards made in 2012. The binomial value assigned to an option as of each grant date is as follows:

Option Value
2010	$12.32
2011	$11.70
2012	$8.63

Due to Ms. Parkhill’s hire date, her grant was done separately in 2011, making her binomial value $8.43. For additional information on the valuation assumptions used in determining fair value for share-based compensation, refer to Notes 1 and 16 in the Consolidated Financial Statements in Comerica’s Annual Report on Form 10-K for the year ended December 31, 2012.

(6)

Amounts in this column represent incentive awards, if any, under Comerica’s MIP based on Comerica’s adjusted ROCE and adjusted EPS growth performance for the relevant one-year and three-year performance periods, prorated to exclude any impermissible amounts attributable to the time Comerica was a participant in TARP during the measurement period. Awards were also prorated in the event the NEO was not employed by Comerica during the entire performance period.

If eligible, participants can elect to defer all or a portion of the one-year and three-year performance awards. The deemed investment choices for the deferral are either an investment fund where the participant elects the deemed investments or Comerica common stock.

A break-down of the AMI and LMI earned in 2012 and paid in February 2013 under the MIP are set forth in the table below with respect to each of the NEOs:

2012 Management Incentive Plan Awards

NEO	AMI Award	LMI Award	Total Award
Mr. Babb(a)	$1,215,000	$905,485	$2,120,485
Ms. Parkhill(b)	$490,000	$179,822	$669,822
Mr. Anderson(b)	$527,000	$275,556	$802,556
Mr. Farmer(a)	$492,000	$357,723	$849,723
Mr. Bilstrom(a)	$353,600	$182,439	$536,039

(a)    The LMI award and total award reflect required proration, where applicable, to exclude impermissible amounts attributable to the time Comerica was a participant in TARP.

(b)    The LMI award and total award reflect proration based on the period of time Ms. Parkhill and Mr. Anderson were employed by Comerica.

(7)

This column represents the aggregate change in the actuarial present value of the individual’s accumulated benefit under the qualified pension plan and SERP. Since Ms. Parkhill, Mr. Anderson and Mr. Farmer were hired after January 1, 2007, they are not eligible to participate in the qualified pension plan or the SERP. See “Pension Benefits at Fiscal Year-End 2012” for more information. The years of service credited to Mr. Babb under the SERP include the 17 years of service that Comerica agreed to provide Mr. Babb upon commencing his employment with Comerica.

Comerica has not provided above-market or preferential earnings on any nonqualified deferred compensation and, accordingly, no such amounts are reflected in the column.

(8)	2012 amounts for each of the NEOs include a matching contribution under Comerica’s 401(k) savings plan and/or Retirement Account Plan, and ESPP program as follows:

NEO	401(k) Match	Retirement Account Plan	ESPP Match
Ralph W. Babb, Jr.	$10,000	N/A	N/A
Karen L. Parkhill	$9,604	$10,000	N/A
Lars C. Anderson	$10,000	$12,500	$3,750
Curtis C. Farmer	$10,000	$12,500	N/A
Jon W. Bilstrom	$10,000	N/A	N/A

(9)

To induce Ms. Parkhill and Mr. Anderson to accept employment offers with Comerica, both officers were provided relocation benefits in 2011 pursuant to Comerica’s relocation policy. Ms. Parkhill’s relocation expenses totaled $985,412. Pursuant to the home buyout program under the relocation policy and based on independent appraisals and market analysis, Comerica purchased Ms. Parkhill’s home and ultimately resold the home in December 2011. A difference of $675,000 between the buyout value at which Comerica purchased the home and the ultimate sale price has been included in Ms. Parkhill’s “All Other Compensation,” along with other transaction costs, including tax assistance of $24,377 and $77,338 in taxes as part of the sales contract. Mr. Anderson’s relocation expenses totaled $249,599, including tax assistance of $24,294. See page 43 for more information on the relocation policy.

The following table provides information on grants of awards to NEOs in the fiscal year ended December 31, 2012 under Comerica’s plans, as well as potential payouts for each of the NEOs under the AMI and LMI for the annual performance period covering 2012 and the three-year performance period covering 2010-2012. Where applicable, the estimated future payout values are prorated for the time Comerica was a participant in TARP during the performance period. For more information on our equity compensation plans, see the “Long-Term Incentives” section of the “Compensation Discussion and Analysis.”

2012 GRANTS OF PLAN-BASED AWARDS

		Date Award Approved		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securitites Underlying Options(4)	Exercise of Base Price of Option Awards ($/Sh)(5)	Grant Date Fair Value of Stock and Option Awards(6)
	Award Type		Grant Date	Threshold ($)	Target ($)	Maximum(2) ($)
Ralph W. Babb, Jr.	Cash Incentive			0	1,780,928	3,561,857
	Restricted Stock	01/24/2012	01/24/2012				93,300			2,761,680
	Options	01/24/2012	01/24/2012					121,400	29.60	1,047,682
Karen L. Parkhill	Cash Incentive			0	647,889	1,295,778
	Restricted Stock	01/24/2012	01/24/2012				16,000			473,600
	Options	01/24/2012	01/24/2012					21,000	29.60	181,230
Lars C. Anderson	Cash Incentive			0	730,222	1,460,445
	Restricted Stock	01/24/2012	01/24/2012				17,000			503,200
	Options	01/24/2012	01/24/2012					22,000	29.60	189,860
Curtis C. Farmer	Cash Incentive			0	763,577	1,527,154
	Restricted Stock	01/24/2012	01/24/2012				16,800			497,280
	Options	01/24/2012	01/24/2012					21,000	29.60	181,230
Jon W. Bilstrom	Cash Incentive			0	467,624	935,248
	Restricted Stock	01/24/2012	01/24/2012				14,500			429,200
	Options	01/24/2012	01/24/2012					19,000	29.60	163,970

Footnotes:

(1)

These columns reflect the potential payments for each of the NEOs under the AMI and the LMI for the annual performance period covering 2012 and the three-year performance period covering 2010-2012. Where applicable, the values are prorated (1) to exclude impermissible amounts attributable to the time Comerica was a participant in TARP during the performance period or (2) to prorate amounts based on the period of time Mr. Anderson and Ms. Parkhill were employed by Comerica. Refer to the “Cash Incentives”, “Short-Term Incentives” and “Long-Term Incentives” portions of the “Compensation Discussion and Analysis” section above for additional information. Because there is the possibility of no incentive funding if Comerica does not meet its performance objectives, the threshold is deemed to be zero. Incentives earned under the AMI and the LMI for the one-year and three-year performance periods in 2012 and 2010-2012 are shown in the Non-Equity Incentive Compensation Plan column of the 2012 Summary Compensation Table.

(2)

As described in the “Compensation Discussion and Analysis” section above, the maximum stated for each NEO under the MIP represents the maximum amount that could be funded for each NEO based upon the achievement of the performance criteria, the NEO’s officer level and the NEO’s base salary, prorated, where applicable, due to the restrictions imposed on Comerica as a participant in TARP and based on the period of time the officer was employed by Comerica during the performance period.

(3)

Reflected in this column are the restricted shares granted to NEOs in January of 2012. Unless an award is forfeited prior to vesting, restricted stock awards are subject to 5 year cliff vesting. Refer to the “2012 Equity Award Grants” portion of the “Compensation Discussion and Analysis” section above for more information on restricted stock awards.

(4)	This column shows the number of stock options granted to the NEOs in January of 2012, as applicable. Option awards generally have a 10-year term and become exercisable annually in 25% increments.

(5)	The closing price of Comerica’s common stock per share on January 24, 2012.

(6)	This column represents the fair value (at grant date) of stock options and restricted stock awards granted to applicable NEOs in 2012.

The restricted stock is calculated using the closing stock price on the date of grant.

The stock option grant value is based on a binomial lattice valuation. The binomial value assigned to the option grant date in January of 2012 was $8.63.

The following table provides information on stock option, restricted stock and restricted stock unit grants awarded under the Long-Term Incentive Plan for each NEO that were outstanding as of the end of the fiscal year ended December 31, 2012. The market value of the stock awards is based on the closing market price of Comerica’s common stock on December 31, 2012 of $30.34 per share. For more information on our equity compensation plans, see the “Long-Term Incentives” section of the “Compensation Discussion and Analysis.”

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2012

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)

Ralph W. Babb, Jr.	0	121,400	(1)	29.60	1/24/2022	93,300	(7)	2,830,722
	28,825	86,475	(2)	39.10	1/25/2021	54,400	(8)	1,650,496
	30,750	30,750	(3)	39.16	7/27/2020	31,500	(9)	955,710
	62,700	20,900	(4)	17.32	1/27/2019	104,000	(10)	3,155,360
	100,000	0		37.45	1/22/2018	34,000	(11)	1,031,560
	100,000	0		58.98	1/23/2017
	100,000	0		56.47	2/15/2016
	175,000	0		54.99	4/21/2015
	150,000	0		52.50	4/16/2014
	70,000	0		40.32	4/17/2013
Karen L. Parkhill	0	21,000	(1)	29.60	1/24/2022	16,000	(7)	485,440
	15,000	45,000	(5)	25.59	8/31/2021	10,000	(12)	303,400
						34,924	(13)	1,059,594
Lars C. Anderson	0	22,000	(1)	29.60	1/24/2022	17,000	(7)	515,780
	6,000	18,000	(2)	39.10	1/25/2021	11,500	(8)	348,910
	15,000	15,000	(6)	42.24	12/31/2020	35,939	(14)	1,090,389
						15,000	(15)	455,100
Curtis C. Farmer	0	21,000	(1)	29.60	1/24/2022	16,800	(7)	509,712
	5,500	16,500	(2)	39.10	1/25/2021	10,500	(8)	318,570
	10,500	10,500	(3)	39.16	7/27/2020	10,500	(9)	318,570
	4,575	4,575	(4)	17.32	1/27/2019	10,100	(10)	306,434
	12,500	0		21.95	11/14/2018	3,047	(16)	92,446
						6,000	(17)	182,040
Jon W. Bilstrom	0	19,000	(1)	29.60	1/24/2022	14,500	(7)	439,930
	5,000	15,000	(2)	39.10	1/25/2021	9,500	(8)	288,230
	9,250	9,250	(3)	39.16	7/27/2020	9,500	(9)	288,230
	15,225	5,075	(4)	17.32	1/27/2019	11,200	(10)	339,808
	25,000	0		37.45	1/22/2018	17,000	(11)	515,780
	25,000	0		58.98	1/23/2017	6,668	(16)	202,307
	25,000	0		56.47	2/15/2016
	25,000	0		54.99	4/21/2015
	25,000	0		52.50	4/16/2014
	20,000	0		44.91	1/02/2013

Footnotes:

(1)	Options vest annually in 25% increments with vesting dates of 1/24/2013, 1/24/2014, 1/24/2015 and 1/24/2016.

(2)	Options vest annually in 25% increments with vesting dates of 1/25/2012, 1/25/2013, 1/25/2014 and 1/25/2015.

(3)	Options vest annually in 25% increments with vesting dates of 7/27/2011, 7/27/2012, 7/27/2013 and 7/27/2014.

(4)	Options vest annually in 25% increments with vesting dates of 1/27/2010, 1/27/2011, 1/27/2012 and 1/27/2013.

(5)	Options vest annually in 25% increments with vesting dates of 8/31/2012, 8/31/2013, 8/31/2014 and 8/31/2015.

(6)	Options vest annually in 25% increments with vesting dates of 12/31/2011, 12/31/2012, 12/31/2013 and 12/31/2014.

(7)	These shares of restricted stock vest on January 24, 2017.

(8)	These shares of restricted stock vest on January 25, 2016.

(9)	These shares of restricted stock vest on July 27, 2015.

(10)

These shares of restricted stock vest on January 27, 2014. They include 58,000 shares granted to Mr. Babb in lieu of the cash payment that he would have otherwise received under the MIP for the one-year period ending December 31, 2008.

(11)	These shares of restricted stock vest on January 22, 2013.

(12)	These shares of restricted stock vest on August 31, 2016.

(13)

These restricted stock units vest on 8/31/2014, 8/31/2015 and 8/31/2016. Award will be settled in shares August 31, 2016. Total includes the original grant of 34,200 units and dividend equivalents of 724 units at December 31, 2012. For more information, see footnote (3) of the 2012 Summary Compensation Table.

(14)

These restricted stock units vest on 1/25/2015, 1/25/2017 and 1/25/2019. Award will be settled in shares March 4, 2021. Total includes the original grant of 35,000 units and dividend equivalents of 939 units at December 31, 2012. For more information, see footnote (3) of the 2012 Summary Compensation Table.

(15)	These shares of restricted stock vest on December 31, 2015.

(16)	These shares of restricted stock vest on November 17, 2014.

(17)	These shares of restricted stock vest on November 14, 2013.

The following table provides information concerning the exercise of stock options and the vesting of restricted stock during the fiscal year ended December 31, 2012 for each of the NEOs. For more information on our equity compensation plans, see the “Long-Term Incentives” section of the “Compensation Discussion and Analysis.”

2012 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Ralph W. Babb, Jr.(1)	0	0	30,000	885,000
Karen L. Parkhill	0	0	0	0
Lars C. Anderson	0	0	0	0
Curtis C. Farmer	0	0	0	0
Jon W. Bilstrom(2)	0	0	6,000	177,000

Footnotes:

(1)	Upon the lapse of restrictions, 30,000 restricted shares vested with a closing market price of $29.50 on January 23, 2012.

(2)	Upon the lapse of restrictions, 6,000 restricted shares vested with a closing market price of $29.50 on January 23, 2012.

The following table gives information with respect to each plan that provides for payments or other benefits at, following, or in connection with retirement, including, without limitation, tax-qualified defined benefit plans and supplemental executive retirement plans, but excluding tax-qualified defined contribution plans and nonqualified defined contribution plans. In the table below, the Comerica Incorporated Retirement Plan is referred to as the “Pension Plan”, and the supplemental executive retirement plan, or Benefit Equalization Plan, is referred to as the “SERP”. Since Ms. Parkhill, Mr. Anderson and Mr. Farmer were hired after January 1, 2007, they are not eligible to participate in the Pension Plan or the SERP. For more information, see the “Retirement Benefits” section of the “Compensation Discussion and Analysis.”

PENSION BENEFITS AT FISCAL YEAR-END 2012(1)

Name	Plan Name	Number of Years Credited Service (#)(2)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
	Pension Plan	16.58	1,538,440	0
Ralph W. Babb, Jr.	SERP	34.58	17,155,342	0

	Total Pension Value		18,693,782	0
	Pension Plan	8.92	384,062	0
Jon W. Bilstrom	SERP	8.92	1,268,799	0

	Total Pension Value		1,652,861	0

Footnotes:

(1)

This table shows the actuarial present value of accumulated benefits payable to the applicable NEOs, based on the final average monthly compensation and the number of years of service credited at December 31, 2012. The actuarial assumptions used to determine the present values are consistent with those used in Comerica’s financial statements, except that, as required by SEC regulations, the assumed retirement age is the normal Pension Plan retirement age of 65 or the executive’s current age, if later. For these purposes, the actuarial assumptions under both plans include a discount rate of 4.20%; post-retirement mortality projections from the RP2000 Combined Healthy Mortality Table for males and females projected to 2020 using Scale AA; no assumed pre-retirement mortality; and that payments are projected to commence at the greater of participant age 65 and current age for active participants in the form of a single life annuity.

(2)

The years of service credited to Mr. Babb under the SERP include 17 years of service that Comerica contractually agreed to provide Mr. Babb at the time he was hired to equalize the effect of his departure from his previous employer. Using the same actuarial assumptions as set forth in footnote 1, the 17 years of service are valued at $10,158,698.

The Pension Plan is a tax-qualified defined benefit pension plan and a consolidation of the former Manufacturers National Corporation Pension Plan, the Comerica Incorporated Retirement Plan and pension plans of other companies acquired by Comerica. The Pension Plan in general covers salaried employees who are age 21 and have at least one year of service. New employees hired on or after January 1, 2007 are not eligible to participate in the Pension Plan.

The Pension Plan provides the following types of benefits:

•	Normal retirement. Normal retirement age under the Pension Plan is 65. Of the NEOs, Mr. Bilstrom is currently eligible for retirement.

•

Early retirement. Early retirement age under the Pension Plan is 55. A participant with 10 years of service may retire at early retirement age, or thereafter, and receive payment of his or her accrued benefit, reduced by an early retirement reduction factor for commencement prior to normal retirement age. Of the NEOs, Mr. Babb is currently eligible for early retirement.

•

Vested separated retirement. After five years of service with Comerica, an eligible employee is vested in the Pension Plan. Such an employee receives a vested separated retirement benefit at the time of voluntary termination even if such employee is not eligible for retirement, reduced by a vested separated retirement factor for commencement prior to normal retirement age. None of the NEOs is currently eligible for a vested separated retirement benefit.

•

Disability. After attainment of age 50 and fifteen years of service with Comerica, an eligible employee would receive a benefit in the event of disability. Of the NEOs, Mr. Babb currently has satisfied the service requirements for disability benefits.

•

Death. If an eligible employee who has earned a vested accrued benefit dies prior to electing an optional form of benefit, the eligible employee’s surviving spouse, if any, would receive the same benefit that would be payable if the eligible employee had separated from service on the date of death and elected an immediate joint and 50% survivor annuity as of the date of death or at the earliest retirement age, if later. Of the NEOs, Mr. Babb and Mr. Bilstrom have earned a death benefit.

A participant may not receive multiple levels of benefits under the Pension Plan.

A participant who retires under the Pension Plan receives a pension comprised of two parts. The first part is the pension based on the service the participant accrued under one of the aforementioned plans on the day prior to the January 1, 1994 merger of those plans into the Pension Plan. The second part is the sum of (i) nine-tenths of one percent times the participant’s final average monthly compensation, times the participant’s years of benefit service since January 1, 1994 (total service not to exceed 35); plus (ii) seven tenths of one percent times the participant’s final average monthly compensation in excess of the participant’s covered compensation (the average of the taxable wage bases in effect for each calendar year during the 35-year period ending on the last day of the calendar year in which the participant attains Social Security Retirement Age), times the participant’s years of benefit service since January 1, 1994 (total service not exceeding 30).

Final average monthly compensation is a participant’s aggregate monthly compensation for the 60 consecutive calendar months that fall within the 120 calendar months preceding the participant’s retirement or separation from service prior to retirement, which results in the highest aggregate monthly compensation, divided by 60. Compensation under the Pension Plan is defined as wages, salary (including salary awarded in the form of phantom salary stock units) and any other amounts received for personal service actually rendered in the course of the employee’s employment with the employer, to the extent such amounts are includible in gross income, plus incentives earned under the management incentive program, inclusive of awards earned under the MIP that the Committee determines will be paid under Comerica’s Long-Term Incentive Plan in lieu of a cash incentive.

The Pension Plan also provides a benefit feature intended to help retiring employees purchase additional health care insurance. This is a level benefit to all employees that is not based on compensation but is based on “points”. “Points” are the participant’s age plus service at termination or retirement not exceeding 100 points. This benefit provides $1.50 per “point” payable monthly commencing on the participant’s normal retirement date. Participants eligible to retire early under the Pension Plan who have also attained age 60 with 10 years of service or who have accumulated 80 points on or after age 55, are entitled to a benefit equal to $3.00 per point payable monthly commencing on their early retirement date and ending on their normal retirement date. For example, a participant retiring at age 60 and with 20 years of service, would receive a monthly payment of $240 until his or her normal retirement date, and a monthly benefit of $120 thereafter. Those vested employees not meeting the age 60 and 10 years of service or 80 point criteria would receive a flat $1.50 per point monthly benefit commencing on his or her normal retirement date.

In past years, there was some flexibility provided in the IRS regulations to include an additional benefit in the Pension Plan that would otherwise be payable from the Benefit Equalization Plan. Accordingly, certain participants in the Pension Plan are entitled to receive an annual benefit that is the greater of (a) their normal retirement benefit calculated regularly, and (b) their normal retirement benefit calculated applying the 2005 compensation limit for earnings after 2005, but adding a stated additional amount. The NEOs who were eligible for the additional benefit under the Pension Plan at December 31, 2012 are: Mr. Babb, with an additional annual benefit at age 65 of $78,852. The 2012 limit under the Internal Revenue Code on the maximum annual pension that any participant, including any NEO, may receive under a tax-qualified defined benefit plan is $200,000. The maximum annual compensation of any participant that Comerica can consider in computing a pension under a qualified plan is $250,000.

A participant who is unmarried at the time of retirement generally receives a pension in the form of a single life annuity, the annual amount of which is listed in the “Pension Benefits at Fiscal Year-End 2011” table above. A participant who is married at the time of retirement generally receives a pension in the form of a joint and 50% survivor annuity, the amount of which is actuarially equivalent to the single life annuity.

The amounts set forth in the table above are not subject to deduction for Social Security or other offset amounts. The pension benefit formula under each of these plans is designed so that the pension benefits payable are integrated with the Social Security taxable wage base.

In addition to the Pension Plan, Comerica maintains the SERP, which is a consolidation of the nonqualified retirement plans previously maintained by Comerica and Manufacturers National Corporation. The SERP makes up the portion of the retirement benefits lost by participants in the Pension Plan due to limits under the Internal Revenue Code on tax-qualified retirement plans that cap annual compensation which can be taken into account in determining pension benefits, cap the annual benefit that can be paid to any participant and set restrictions when a plan is top-heavy. The SERP includes the amount of certain deferrals that are not included within the compensation definition in the Pension Plan. The SERP benefits are calculated in the form of a 100% joint and survivor annuity if a participant is married, and in the form of a life annuity if a participant is not married when payments commence.

The SERP also provides the supplemental pension to Mr. Babb that is described in the May 29, 1998 Supplemental Pension and Retiree Medical Agreement between Comerica and Mr. Babb, referenced on pages 45-46 under “Employment Contracts and Severance or Change of Control Agreements” of the “Compensation Discussion and Analysis” portion of the proxy statement, which serves to equalize the effect that the departure from his prior employer had on Mr. Babb’s pension.

The following table provides information on the nonqualified deferred compensation of the NEOs with respect to the fiscal year ended December 31, 2012. The plans under which these deferrals were made are described in the section entitled “Employee Deferred Compensation Plans” below.

2012 NONQUALIFIED DEFERRED COMPENSATION

Name	Plan Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)	Aggregate Earnings (Loss) in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(2)
Ralph W. Babb, Jr.	Deferred Compensation Plan	0	0	0	0	0
	Common Stock Deferred Incentive Award Plan	0	0	194,546	0	1,189,867

	Total Deferred Compensation Balance	0	0	194,546	0	1,189,867
Karen L. Parkhill	Deferred Compensation Plan	0	0	0	0	0
	Common Stock Deferred Incentive Award Plan	0	0	0	0	0

	Total Deferred Compensation Balance	0	0	0	0	0
Lars C. Anderson	Deferred Compensation Plan	105,933	0	3,706	0	109,639
	Common Stock Deferred Incentive Award Plan	0	0	0	0	0

	Total Deferred Compensation Balance	105,933	0	0	0	109,639
Curtis C. Farmer	Deferred Compensation Plan	0	0	0	0	0
	Common Stock Deferred Incentive Award Plan	0	0	0	0	0

	Total Deferred Compensation Balance	0	0	0	0	0
Jon W. Bilstrom	Deferred Compensation Plan	0	0	25,867	0	158,158
	Common Stock Deferred Incentive Award Plan	0	0	25,707	0	157,224

	Total Deferred Compensation Balance	0	0	51,574	0	315,382

Footnotes:

(1)	Amounts in this column, if any, represent compensation deferred in the 2012 fiscal year.

(2)

Amounts in this column, if any, represent the total compensation deferred by each NEO, together with earnings net of any losses attributed to each of them in accordance with their investment elections in the hypothetical investments offered. These investments are similar to those offered under Comerica’s Preferred Savings (401(k)) Plan. The deferral contributions made in years prior to 2012 represent base salary or incentives earned under the MIP. Those amounts were included in the Summary Compensation Table in prior years with respect to the NEOs at those times.

Employee Deferred Compensation Plans. Comerica maintains two deferred compensation plans for eligible employees of Comerica and its subsidiaries: the 1999 Comerica Incorporated Amended and Restated Common Stock Deferred Incentive Award Plan (the “Employee Common Stock Deferral Plan”) and the 1999 Comerica Incorporated Amended and Restated Deferred Compensation Plan (the “Employee Investment Fund Deferral Plan”). Under the Employee Common Stock Deferral Plan, eligible employees may defer up to 100% of their incentive awards into units that are functionally equivalent to shares of Comerica common stock. Dividend payments are converted to an equivalent unit value and credited to the employee’s account. Generally, the deferred compensation under the Employee Common Stock Deferral Plan is payable in shares of Comerica’s common stock following termination of service as an employee, over the period elected by the employee, except in the case of termination due to death or separation of service prior to retirement, in which case the deferred compensation is payable in shares of Comerica’s common stock in a single lump sum distribution within ninety days.

Similarly, under the Employee Investment Fund Deferral Plan, eligible employees may defer a portion of their compensation, including up to 60% of salary, and up to 100% of bonus and incentive awards, into units that are functionally equivalent to shares of mutual funds offered under the Employee Investment Fund Deferral Plan. As of 1999, Comerica stock was no longer an investment choice under the Employee Investment Fund Deferral Plan. Any dividend payments are converted to an equivalent unit value and credited to the employee’s account. Generally, the deferred compensation under the Employee Investment Fund Deferral Plan is payable in cash following termination of service as an employee, over the period elected by the employee, except in the case of termination due to death or separation of service prior to retirement, in which case the deferred compensation is payable in cash in a single lump sum distribution within ninety days.

Additionally, upon Comerica’s acquisition of Sterling, Comerica assumed the Sterling Bancshares, Inc. Deferred Compensation Plan (as Amended and Restated). None of the NEOs participate in this plan.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

AT FISCAL YEAR-END 2012

Ralph W. Babb, Jr.

Benefits and Payments Upon Separation	Early Retirement (1)		For Cause Termination	Change of Control Termination(2)		Disability		Death
Cash Compensation
Base salary/severance	—		—	$10,895,832		$73,088	(3)	—
MIP	$2,120,485	(4)	—	$2,120,485		$2,120,485		$2,120,485
Equity Compensation
Stock Options	—	(5)	—	$361,954	(6)	—	(7)	—	(7)
Restricted Stock	$9,623,848	(8)	—	$9,623,848	(6)	$9,623,848		$9,623,848
Benefits & Other Payments
Deferred Compensation(9)	$1,189,867		$1,189,867	$1,189,867		$1,189,867		$1,189,867
Pension Plan/SERP(10)	$19,089,321		$19,089,321	$24,511,700	(11)	$20,270,212		$17,299,018
Retirement Account Plan(12)	N/A		N/A	N/A		N/A		N/A
Life Insurance(13)	—		—	$312,660		$6,902		$2,000,000
Medical Insurance Premiums(14)	$288,768		$288,768	$288,768		$288,768		$156,090
Outplacement Assistance	—		—	$8,910	(15)	—		—
Tax Assistance	—		—	$8,865,438		—		—
Total	$32,312,289		$20,567,956	$58,179,462		$33,573,170		$32,389,308

(1)

As Mr. Babb is eligible for early retirement (at least 55 years of age with at least 10 years of service), it is assumed for purposes of this table that instead of a voluntary termination or an involuntary not for cause termination, Mr. Babb would have retired early if he had terminated as of December 31, 2012.

(2)	Please see “Change of Control Agreements” on pages 44-45 for a description of Mr. Babb’s change of control agreement; assumes both change of control and termination occur on December 31, 2012.

(3)	Equals the amount of the monthly disability benefit payable until age 65 based on Mr. Babb’s election to purchase long-term disability coverage with respect to his bonus amounts.

(4)

Subject to the approval of the Committee, if Mr. Babb had retired on December 31, 2012, he would have been eligible to receive a share of any applicable incentive payment provided pursuant to the MIP which is payable in the year 2013 with respect to the one-year and three-year performance periods ended December 31, 2012, in accordance with the terms of the MIP. The amount of the payment, if any, would have been prorated and/or adjusted to exclude any incentive amount attributable to any period during which Comerica was a participant in TARP, to the extent required by the rules and regulations applicable to TARP recipients.

(5)

If Mr. Babb had retired on December 31, 2012, no acceleration of stock options would have occurred; however, the options would continue to vest on the terms in effect prior to retirement (with the exception of grants made in the year of retirement, which would be cancelled), and vested options would continue to be exercisable until their expiration date.

(6)

Represents the value of the acceleration of all unvested, in-the-money equity awards upon a change of control pursuant to Comerica’s equity compensation plans based on Comerica’s closing stock price as of December 31, 2012.

(7)

In the event of a termination due to death or disability, no acceleration of stock options would occur; however, any exercisable options would continue to be exercisable for the earlier of the option term or one year (in the case of death) or the earlier of the option term or three years (in the case of disability).

(8)

Assumes that all unvested restricted stock was accelerated. The Committee may, in its discretion, as it has elected to do previously, accelerate an executive’s restricted stock upon the executive’s early retirement. Normally, the Committee would only consider making that determination if the NEO was at least age 55 and the NEO signed a non-solicit and non-compete agreement.

(9)	Represents the value of Mr. Babb’s deferred compensation plan account and assumes he has elected a lump-sum payment.

(10)

Equal to the present value of the highest benefit available under the Comerica Pension Plan and SERP. For more information on benefit levels under such plans, see pages 53-55. For these purposes, the actuarial assumptions under both plans include a discount rate of 4.20%; post-retirement mortality projections from the RP2000 Combined Healthy Mortality Table for males and females projected to 2020 using Scale AA; and no assumed pre-retirement mortality. Payments are projected to commence at age 65 in the form of a single life annuity assuming a 100% joint and survivor option upon death.

(11)

Also includes the present value of an additional change of control benefit under the Comerica Pension Plan and SERP. Assumptions to calculate this amount are based on assumptions prescribed by the Pension Protection Act (PPA) as a minimum present value for calculating lump sums paid by the Pension Plan. The interest rates used were based on the PPA 3 segment yield curve using a November look back month: 0.97% for the first 5 years, 3.5% for years 5-20 and 4.6% for years after 20. Mortality projections were based on the RR2008-85 Mortality Table for 2013. Payments are projected to commence at age 65 in the form of a lump sum, with an additional three years applied to reduce the interest deferral period.

(12)	Mr. Babb is not eligible to participate in the Retirement Account Plan.

(13)

For “Change of Control Termination,” reflects value of life insurance premiums and calculates such life insurance premiums based upon portability and conversion options in the contract at December 31, 2012. For “Disability,” includes 29 months of Company-paid basic life insurance premiums and assumes that life insurance premiums will remain at December 31, 2012 levels. For “Death,” includes proceeds of life insurance, of which any amount up to $2 million would be paid by Comerica’s life insurance provider.

(14)

Includes the present value of Mr. Babb’s retiree medical benefits for him and his spouse, as provided for Mr. Babb in his Supplemental Pension and Retiree Medical Agreement described in the “Employment Contracts and Severance or Change of Control Agreements” section. Key assumptions used to value Mr. Babb’s retiree medical benefits included a discount rate of 3.81%, mortality projections based on the RP2000 Combined Healthy Mortality Table for males and females projected to 2020 with Scale AA, assumptions of annual per capita costs based on Comerica’s claims experience, assumptions of annual trend rates for future healthcare and prescription drug cost increases of 8% in 2013, grading down to 5% in year 2033 and beyond and that the annual amount of the Medicare Part D subsidy would be 20% of the prescription drug claim cost.

(15)	Assumes Mr. Babb has elected to use Comerica’s standard outplacement provider and represents negotiated rate.

Karen L. Parkhill

Benefits and Payments Upon Separation	Voluntary Resignation	Early Retirement (1)	Involuntary Not for Cause Termination(2)		For Cause Termination	Change of Control Termination(3)		Disability		Death
Cash Compensation
Base salary/severance	—	N/A	$595,000		—	$3,735,000		$17,889	(11)	—
MIP	—	N/A	—		—	$715,322		$715,322		$715,322
Equity Compensation
Stock Options	—	N/A	—		—	$229,290	(4)	—	(5)	—	(5)
Restricted Stock/Restricted Stock Units	—	N/A	—		—	$1,848,434	(4)	$1,848,434		$1,848,434
Benefits & Other Payments
Deferred Compensation	N/A	N/A	N/A		N/A	N/A		N/A		N/A
Pension Plan/SERP(6)	N/A	N/A	N/A		N/A	N/A		N/A		N/A
Retirement Account Plan(7)	—	N/A	—		—	$48,250		—		$10,000
Life Insurance(8)	—	N/A	—		—	$67,961		$4,107		$1,190,000
Medical Insurance Premiums(9)	—	N/A	$2,453		—	$34,871		$23,710		$2,906
Outplacement Assistance	—	N/A	$8,910	(10)	—	$8,910	(10)	—		—
Tax Assistance	—	N/A	—		—	—		—		—
Total	—	N/A	$606,363		—	$6,688,038		$2,609,462		$3,766,662

(1)	Ms. Parkhill is not eligible for retirement or early retirement under Comerica’s plans.

(2)	Includes amounts payable under Comerica’s standard severance plan available for all salaried employees.

(3)

Please see “Change of Control Agreements” on pages 44-45 for a description of Ms. Parkhill’s change of control agreement; assumes both change of control and termination occur on December 31, 2012. For “Retirement Account Plan,” $48,250 would be paid outside of the Retirement Account Plan pursuant to Ms. Parkhill’s change of control agreement.

(4)

Represents the value of the acceleration of all unvested, in-the-money equity awards upon a change of control pursuant to Comerica’s equity compensation plans based on Comerica’s closing stock price as of December 31, 2012.

(5)

In the event of a termination due to death or disability, no acceleration of stock options would occur; however, any exercisable options would continue to be exercisable for the earlier of the option term or one year (in the case of death) or the earlier of the option term or three years (in the case of disability).

(6)	Since Ms. Parkhill was hired after January 1, 2007, she is not eligible to participate in the qualified pension plan or the SERP.

(7)	Ms. Parkhill became an eligible participant of the Retirement Account Plan in 2012 and will be eligible to receive a contribution in 2013.

(8)

For “Change of Control Termination,” reflects value of life insurance premiums and calculates such life insurance premiums based upon portability and conversion options in the contract at December 31, 2012. For “Disability,” includes 29 months of Company-paid basic life insurance premiums and assumes that life insurance premiums will remain at December 31, 2012 levels. For “Death,” includes proceeds of life insurance, of which any amount up to $2 million would be paid by Comerica’s life insurance provider.

(9)

Assumes that medical, dental and vision insurance premiums will remain at December 31, 2012 levels; for “Disability,” includes 29 months of Company-paid medical coverage based on Ms. Parkhill’s 2012 election to participate in Comerica’s medical plan coverage and for “Death,” includes 3 months of COBRA for family members based on Ms. Parkhill’s 2012 election to participate in Comerica’s medical plan coverage.

(10)	Assumes Ms. Parkhill has elected to use Comerica’s standard outplacement provider and represents negotiated rate.

(11)	Equals the amount of the monthly disability benefit payable until age 65 based on Ms. Parkhill’s election to purchase long-term disability coverage with respect to her bonus amounts.

Lars C. Anderson

Benefits and Payments Upon Separation	Voluntary Resignation	Early Retirement (1)	Involuntary Not for Cause Termination(2)		For Cause Termination	Change of Control Termination(3)		Disability		Death
Cash Compensation
Base salary/severance	—	N/A	$620,000		—	$4,583,001		—		—
MIP	—	N/A	—		—	$833,556		$833,556		$833,556
Equity Compensation
Stock Options	—	N/A	—		—	$16,280	(4)	—	(5)	—	(5)
Restricted Stock/Restricted Stock Units	—	N/A	—		—	$2,410,179	(4)	$2,410,179		$2,410,179
Benefits & Other Payments
Deferred Compensation(6)	$109,639	N/A	$109,639		$109,639	$109,639		$109,639		$109,639
Pension Plan/SERP(7)	N/A	N/A	N/A		N/A	N/A		N/A		N/A
Retirement Account Plan	—	N/A	—		—	$63,488		—		$25,238
Life Insurance(8)	—	N/A	—		—	$92,093		$3,779		$1,241,000
Medical Insurance Premiums(9)	—	N/A	$3,872		—	$52,398		$37,427		$4,367
Outplacement Assistance	—	N/A	$8,910	(10)	—	$8,910	(10)	—		—
Tax Assistance	—	N/A	—		—	—		—		—
Total	$109,639	N/A	$742,421		$109,639	$8,169,544		$3,394,580		$4,623,979

(1)	Mr. Anderson is not eligible for retirement or early retirement under Comerica’s plans.

(2)	Includes amounts payable under Comerica’s standard severance plan available for all salaried employees.

(3)

Please see “Change of Control Agreements” on pages 44-45 for a description of Mr. Anderson’s change of control agreement; assumes both change of control and termination occur on December 31, 2012. For “Retirement Account Plan,” $63,488 would be paid outside of the Retirement Account Plan pursuant to Mr. Anderson’s change of control agreement.

(4)

Represents the value of the acceleration of all unvested equity awards upon a change of control pursuant to Comerica’s equity compensation plans based on Comerica’s closing stock price as of December 31, 2012.

(5)

In the event of a termination due to death or disability, no acceleration of stock options would occur; however, any exercisable options would continue to be exercisable for the earlier of the option term or one year (in the case of death) or the earlier of the option term or three years (in the case of disability).

(6)	Represents the value of Mr. Anderson’s deferred compensation plan account and assumes he has elected a lump-sum payment.

(7)	Since Mr. Anderson was hired after January 1, 2007, he is not eligible to participate in the qualified pension plan or the SERP.

(8)

For “Change of Control Termination,” reflects value of life insurance premiums and calculates such life insurance premiums based upon portability and conversion options in the contract at December 31, 2012. For “Disability,” includes 29 months of Company-paid basic life insurance premiums and assumes that life insurance premiums will remain at December 31, 2012 levels. For “Death,” includes proceeds of life insurance, of which any amount up to $2 million would be paid by Comerica’s life insurance provider.

(9)

Assumes that medical, dental and vision insurance premiums will remain at December 31, 2012 levels; for “Disability,” includes 29 months of Company-paid medical coverage based on Mr. Anderson’s 2012 election to participate in Comerica’s medical plan coverage and for “Death,” includes 3 months of COBRA for family members based on Mr. Anderson’s 2012 election to participate in Comerica’s medical plan coverage.

(10)	Assumes Mr. Anderson has elected to use Comerica’s standard outplacement provider and represents negotiated rate.

Curtis C. Farmer

Benefits and Payments Upon Separation	Voluntary Resignation	Early Retirement (1)	Involuntary Not for Cause Termination(2)		For Cause Termination	Change of Control Termination(3)		Disability		Death
Cash Compensation
Base salary/severance	—	N/A	$600,000		—	$4,537,908		$23,367	(4)	—
MIP	—	N/A	—		—	$897,723		$897,723		$897,723
Equity Compensation
Stock Options	—	N/A	—		—	$75,107	(5)	—	(6)	—	(6)
Restricted Stock	—	N/A	—		—	$1,727,772	(5)	$1,727,772		$1,727,772
Benefits & Other Payments
Deferred Compensation	N/A	N/A	N/A		N/A	N/A		N/A		N/A
Pension Plan/SERP(7)	N/A	N/A	N/A		N/A	N/A		N/A		N/A
Retirement Account Plan	$50,829	N/A	$50,829		$50,829	$89,079		$50,829		$50,829
Life Insurance(8)	—	N/A	—		—	$84,014		$4,145		$1,201,000
Medical Insurance Premiums(9)	—	N/A	$3,872		—	$52,398		$37,427		$4,367
Outplacement Assistance	—	N/A	$8,910	(10)	—	$8,910	(10)	—		—
Tax Assistance	—	N/A	—		—	$2,447,163		—		—
Total	$50,829	N/A	$663,611		$50,829	$9,920,074		$2,741,263		$3,881,691

(1)	Mr. Farmer is not eligible for retirement or early retirement under Comerica’s plans.

(2)	Includes amounts payable under Comerica’s standard severance plan available for all salaried employees.

(3)

Please see “Change of Control Agreements” on pages 44-45 for a description of Mr. Farmer’s change of control agreement; assumes both change of control and termination occur on December 31, 2012. For “Retirement Account Plan,” $38,250 would be paid outside of the Retirement Account Plan pursuant to Mr. Farmer’s change of control agreement.

(4)	Equals the amount of the monthly disability benefit payable until age 65 based on Mr. Farmer’s election to purchase long-term disability coverage with respect to his bonus amounts.

(5)

Represents the value of the acceleration of all unvested equity awards upon a change of control pursuant to Comerica’s equity compensation plans based on Comerica’s closing stock price as of December 31, 2012.

(6)

In the event of a termination due to death or disability, no acceleration of stock options would occur; however, any exercisable options would continue to be exercisable for the earlier of the option term or one year (in the case of death) or the earlier of the option term or three years (in the case of disability).

(7)	Since Mr. Farmer was hired after January 1, 2007, he is not eligible to participate in the qualified pension plan or the SERP.

(8)

For “Change of Control Termination,” reflects value of life insurance premiums and calculates such life insurance premiums based upon portability and conversion options in the contract at December 31, 2012. For “Disability,” includes 29 months of Company-paid basic life insurance premiums and assumes that life insurance premiums will remain at December 31, 2012 levels. For “Death,” includes proceeds of life insurance, of which any amount up to $2 million would be paid by Comerica’s life insurance provider.

(9)

Assumes that medical, dental and vision insurance premiums will remain at December 31, 2012 levels; for “Disability,” includes 29 months of Company-paid medical coverage based on Mr. Farmer’s 2012 election to participate in Comerica’s medical plan coverage and for “Death,” includes 3 months of COBRA for family members based on Mr. Farmer’s 2012 election to participate in Comerica’s medical plan coverage.

(10)	Assumes Mr. Farmer has elected to use Comerica’s standard outplacement provider and represents negotiated rate.

Jon W. Bilstrom

Benefits and Payments Upon Separation	Retirement(1)		For Cause Termination	Change of Control Termination(2)		Disability		Death
Cash Compensation
Base salary/severance	—		—	$3,546,165		$20,447	(3)	—
MIP	$536,039	(4)	—	$536,039		$536,039		$536,039
Equity Compensation
Stock Options	—	(5)	—	$80,137	(6)	—	(7)	—	(7)
Restricted Stock	$2,074,285	(8)	—	$2,074,285	(6)	$2,074,285		$2,074,285
Benefits & Other Payments
Deferred Compensation(9)	$315,382		$315,382	$315,382		$315,382		$315,382
Pension Plan/SERP(10)	$1,652,861		$1,652,861	$2,614,877	(11)	$1,652,861		$1,666,513
Retirement Account Plan(12)	N/A		N/A	N/A		N/A		N/A
Life Insurance(13)	—		—	$179,669		$3,755		$1,088,000
Medical Insurance Premiums(14)	—		—	$3,197		—		$266
Outplacement Assistance	—		—	$8,910	(15)	—		—
Tax Assistance	—		—	$2,347,238		—		—
Total	$4,578,567		$1,968,243	$11,705,899		$4,602,769		$5,680,485

(1)

As Mr. Bilstrom is eligible for retirement (at least 65 years of age), it is assumed for purposes of this table that instead of a voluntary termination or an involuntary not for cause termination, Mr. Bilstrom would have retired if he had terminated as of December 31, 2012.

(2)	Please see “Change of Control Agreements” on pages 44-45 for a description of Mr. Bilstrom’s change of control agreement; assumes both change of control and termination occur on December 31, 2012.

(3)	Equals the amount of the monthly disability benefit payable until age 70 based on Mr. Bilstrom’s election to purchase long-term disability coverage with respect to his bonus amounts.

(4)

Subject to the approval of the Committee, if Mr. Bilstrom had retired on December 31, 2012, he would have been eligible to receive a share of any applicable incentive payment provided pursuant to the MIP which is payable in the year 2013 with respect to the one-year and three-year performance periods ended December 31, 2012, in accordance with the terms of the MIP. The amount of the payment, if any, would have been prorated and/or adjusted to exclude any incentive amount attributable to any period during which Comerica was a participant in TARP, to the extent required by the rules and regulations applicable to TARP recipients.

(5)

If Mr. Bilstrom had retired on December 31, 2012, no acceleration of stock options would have occurred; however, the options would continue to vest on the terms in effect prior to retirement (with the exception of grants made in the year of retirement, which would be cancelled), and vested options would continue to be exercisable until their expiration date.

(6)

Represents the value of the acceleration of all unvested equity awards upon a change of control pursuant to Comerica’s equity compensation plans based on Comerica’s closing stock price as of December 31, 2012.

(7)

In the event of a termination due to death or disability, no acceleration of stock options would occur; however, any exercisable options would continue to be exercisable for the earlier of the option term or one year (in the case of death) or the earlier of the option term or three years (in the case of disability).

(8)

Assumes that all unvested restricted stock was accelerated. The Committee may, in its discretion, as it has elected to do previously, accelerate an executive’s restricted stock upon the executive’s retirement. Normally, the Committee would only consider making that determination if the NEO was at least age 55, the Chief Executive Officer recommended retirement treatment for him or her, and the NEO signed a non-solicit and non-compete agreement.

(9)	Represents the value of Mr. Bilstrom’s deferred compensation plan account and assumes he has elected a lump-sum payment.

(10)

Equal to the present value of the highest benefit available under the Comerica Pension Plan and SERP. For more information on benefit levels under such plans, see pages 53-55. For these purposes, the actuarial assumptions under both plans include a discount rate of 4.20%; post-retirement mortality projections from the RP2000 Combined Healthy Mortality Table for males and females projected to 2020 using Scale AA; and no assumed pre-retirement mortality. Payments are projected to commence on December 31, 2012 in the form of a single life annuity assuming a 100% joint and survivor option upon death.

(11)

Also includes the present value of an additional change of control benefit under the Comerica Pension Plan and SERP. Assumptions to calculate this amount are based on assumptions prescribed by the Pension Protection Act (PPA) as a minimum present value for calculating lump sums paid by the Pension Plan. The interest rates used were based on the PPA 3 segment yield curve using a November look back month: 0.97% for the first 5 years, 3.5% for years 5-20 and 4.6% for years after 20. Mortality projections were based on the RR2008-85 Mortality Table for 2013. Payments are projected to commence on December 31, 2012 in the form of a lump sum, with an additional three years applied to reduce the interest deferral period.

(12)	Mr. Bilstrom is not eligible to participate in the Retirement Account Plan.

(13)

For “Change of Control Termination,” reflects value of life insurance premiums and calculates such life insurance premiums based upon portability and conversion options in the contract at December 31, 2012. For “Disability,” includes 29 months of Company-paid basic life insurance premiums and assumes life insurance premiums will remain at December 31, 2012 levels. For “Death,” includes proceeds of life insurance, of which any amount up to $2 million would be paid by Comerica’s life insurance provider.

(14)

Assumes that dental and vision insurance premiums will remain at December 31, 2012 levels, and for “Death,” includes 3 months of COBRA for family members based on Mr. Bilstrom’s 2012 election to participate in Comerica’s dental and vision plans.

(15)	Assumes Mr. Bilstrom has elected to use Comerica’s standard outplacement provider and represents negotiated rate.

TRANSACTIONS OF EXECUTIVE OFFICERS WITH COMERICA

Some of the executive officers of Comerica, their related entities, and members of their immediate families were customers of and had transactions (including loans and loan commitments) with banking affiliates of Comerica during 2012. Comerica made all loans and commitments in the ordinary course of business, on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons not related to or affiliated with Comerica or its subsidiaries, and the transactions did not involve more than the normal risk of collectability or present other unfavorable features.

For information on procedures and policies for reviewing transactions between Comerica and its executive officers, their immediate family members and entities with which they have a position or relationship, see “Director Independence and Transactions of Directors with Comerica — Review of Transactions with Related Persons.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The SEC requires that Comerica provide information about any shareholder who beneficially owns more than 5% of Comerica’s common stock. The following table provides the required information about the only shareholders known to Comerica to be the beneficial owner of more than 5% of Comerica’s common stock. To report this information, Comerica relied solely on information that BlackRock, Inc. furnished in its Schedule 13G/A, filed February 8, 2013, on information that Fiduciary Management, Inc. furnished in its Schedule 13G, filed February 12, 2013, on information that FMR LLC furnished in its Schedule 13G/A, filed February 14, 2013 and on information that The Vanguard Group, Inc. furnished in its Schedule 13G/A, filed February 11, 2013, in each case relating to their respective beneficial ownership of Comerica as of December 31, 2012.

Amount and Nature of Beneficial Ownership as of December 31, 2012

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
BlackRock, Inc. and certain affiliates 40 East 52nd Street New York, NY 10022	9,770,014	(1)	5.13%

Fiduciary Management, Inc. 100 East Wisconsin Avenue, Suite 2200 Milwaukee, WI 53202	12,868,985	(2)	6.76%

FMR LLC and certain affiliates 82 Devonshire Street Boston, MA 02109	10,496,570	(3)	5.515%

The Vanguard Group, Inc. and certain affiliates 100 Vanguard Blvd. Malvern, PA 19355	11,103,941	(4)	5.90%

Footnotes:

(1)	BlackRock, Inc. indicated that it has sole power to vote or to direct the vote, and sole dispositive power, with respect to 9,770,014 shares.

(2)	Fiduciary Management, Inc. indicated that it has sole power to vote or to direct the vote, and sole dispositive power, with respect to 12,868,985 shares.

(3)

FMR LLC indicated that it has sole dispositive power with respect to 10,496,570 shares. It also indicated that it has sole power to vote or direct the vote on 464,628 shares. In addition, FMR LLC indicated as follows: Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR LLC and a registered investment advisor, beneficially owns 9,369,861 of the shares as a result of acting as investment adviser to various registered investment companies. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the 9,369,861 shares owned by the funds. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds’ Boards of Trustees. Fidelity Management Trust Company (“FMTC”), a wholly-owned subsidiary of FMR LLC and a bank, beneficially owns 59,463 shares as a result of its serving as investment manager of the institutional account(s). Edward C. Johnson 3d and FMR LLC, through its control of FMTC, each has sole power to dispose of 59,463 shares and sole power to vote or to direct the voting of 59,463 shares owned by institutional account(s). Strategic Advisers, Inc. (“Strategic”), a wholly-owned subsidiary of FMR LLC and a registered investment advisor, beneficially owns 98,004 of the shares in connection with providing investment advisory services to individuals. Pyramis Global Advisors, LLC (“PGALLC”), an indirect wholly-owned subsidiary of FMR LLC and a registered investment advisor, beneficially owns 189,980 of the shares as a result of its serving as investment adviser to institutional accounts, non-U.S. mutual funds, or registered investment companies owning such shares. Edward C. Johnson 3d and FMR LLC, through its control of PGALLC, each has sole power to dispose of 189,980 shares and sole power to vote or to direct the voting of 118,480 shares owned by institutional accounts or funds advised by PGALLC. Pyramis Global Advisors Trust Company (“PGATC”), an indirect wholly-owned subsidiary of FMR LLC and a bank, beneficially owns 749,308 of the shares as a result of its serving as investment manager of institutional accounts owning such shares. Edward C. Johnson 3d and FMR LLC, through its control of PGATC, each has sole power to dispose of 749,308 shares and sole power to vote or to direct the voting of 158,219 shares owned by institutional accounts managed by PGATC. FIL Limited (“FIL”) and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors. FIL, which is a qualified institution, beneficially owns 29,954 of the shares. Partnerships controlled predominantly by members of the family of Edward C. Johnson 3d, Chairman of FMR LLC and FIL, or trusts for their benefit, own shares of FIL voting stock. Such FIL voting stock normally represents more than 25% and less than 50% of the total votes which may be cast by all holders of FIL voting stock. FMR LLC and FIL are separate and independent corporate entities, and their Boards of Directors are generally composed of different individuals. FMR LLC has reported shares held by FIL as if all of the shares are beneficially owned by FMR LLC and FIL on a joint basis.

(4)

The Vanguard Group, Inc. indicated that it has sole dispositive power with respect to 10,783,486 shares, and shared dispositive power with respect to 320,455 shares. It has sole power to vote or direct the vote on 334,438 shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 266,025 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 122,843 shares as a result of its serving as investment manager of Australian investment offerings.

PROPOSAL I SUBMITTED FOR YOUR VOTE

ELECTION OF DIRECTORS

The Board of Directors recommends that you vote “FOR”

the candidates for director.

Election of Directors.    Comerica’s Board of Directors currently has nine members, and directors are elected annually for terms of one year. Based on the recommendation of the Governance, Compensation and Nominating Committee, the Board has nominated all of Comerica’s current directors to serve another term or until their successors are elected and qualified. The current directors are the only nominees, and each of them has been previously elected by the shareholders. Each of the nominees has consented to his or her nomination and has agreed to serve as a director of Comerica, if elected. Proxies cannot be voted for a greater number of people than the number of nominees named.

If any director is unable to stand for re-election, Comerica may vote the shares to elect any substitute nominees recommended by the Governance, Compensation and Nominating Committee. If the Governance, Compensation and Nominating Committee does not recommend any substitute nominees, the number of directors to be elected at the Annual Meeting may be reduced by the number of nominees who are unable to serve.

In identifying potential candidates for nomination as directors, the Governance, Compensation and Nominating Committee considers the specific qualities and skills of potential directors. Criteria for assessing nominees include a potential nominee’s ability to represent the interests of Comerica’s four core constituencies: its shareholders, its customers, the communities it serves and its employees. Minimum qualifications for a director nominee are experience in those areas that the Board determines are necessary and appropriate to meet the needs of Comerica, including leadership positions in public companies, small or middle market businesses, or not-for-profit, professional or educational organizations.

For those proposed director nominees who meet the minimum qualifications, the Governance, Compensation and Nominating Committee then assesses the proposed nominee’s specific qualifications, evaluates his or her independence, and considers other factors, including skills, geographic location, considerations of diversity, standards of integrity, memberships on other boards (with a special focus on director interlocks), and ability and willingness to commit to serving on the Board for an extended period of time and to dedicate adequate time and attention to the affairs of Comerica as necessary to properly discharge his or her duties. Considerations of diversity can include seeking nominees with a broad diversity of experience, professions, skills, geographic representation and/or backgrounds. The Governance, Compensation and Nominating Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

In addition, Article III, Section 12 of the bylaws requires a nominee for election or re-election as a director of Comerica to complete and deliver to the Corporate Secretary a written questionnaire prepared by Comerica with respect to the background and qualification of the person and, if applicable, the background of any other person or entity on whose behalf the nomination is being made. All of the director nominees completed the required questionnaire.

A nominee also must make certain representations and agree that he or she (A) will abide by the requirements of Article III, Section 13 of the bylaws (concerning, among other things, the required tendering of a resignation by a director who does not receive a majority of votes cast in an uncontested election), (B) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how, if elected as a director of Comerica, he or she will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to Comerica or (2) any Voting Commitment that could limit or interfere with his or her ability to comply, if elected as a director of Comerica, with his or her fiduciary duties under applicable law, (C) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than Comerica with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed, and (D) in his or her individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of Comerica, and would comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of Comerica. All of the director nominees made the foregoing representations and agreements.

The Governance, Compensation and Nominating Committee does not have a separate policy for consideration of any director candidates recommended by shareholders. Instead, the Governance, Compensation and Nominating Committee considers any candidate meeting the requirements for nomination by a shareholder set forth in Comerica’s bylaws (as well as applicable laws and regulations) in the same manner as any other director candidate. The Governance, Compensation and Nominating Committee believes that requiring shareholder recommendations for director candidates to comply with the requirements for nominations in accordance with Comerica’s bylaws ensures that the Governance, Compensation and Nominating Committee receives at least the minimum information necessary for it to begin an appropriate evaluation of any such director nominee.

Under Comerica’s bylaws, shareholders of Comerica must provide advance notice to Comerica if they wish to nominate persons for election as directors at an Annual Meeting of Comerica’s Shareholders. For the 2014 Annual Meeting of Shareholders, notice must be received by Comerica’s Corporate Secretary no later than the close of business on January 23, 2014 and no earlier than the close of business on December 24, 2013. If, however, Comerica moves the Annual Meeting of Shareholders to a date that is more than 30 days before or more than 60 days after the date which is the one-year anniversary of this year’s Annual Meeting date (i.e., April 23, 2014), or if a special meeting of shareholders is called for the purpose of electing directors, Comerica must receive a shareholder’s notice no earlier than the close of business on the 120th day prior to the meeting date and no later than the close of business on the later of the 90th day prior to the meeting date or the 10th day following the day on which Comerica first made a public announcement of the meeting date (and, in the case of a special meeting, of the nominees proposed by the Board of Directors to be elected at such meeting). If Comerica increases the number of directors to be elected to the Board at the Annual Meeting and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the immediately preceding year’s Annual Meeting, then Comerica will consider a shareholder’s notice timely (but only with respect to nominees for any new positions created by such increase) if Comerica receives a shareholder’s notice no later than the close of business on the 10th day following the day on which Comerica first makes the public announcement of the increase in the number of directors.

The Governance, Compensation and Nominating Committee also periodically uses a third-party search firm for the purpose and function of identifying potential director nominees.

Further information regarding the Board and these nominees begins directly below.

COMERICA’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE CANDIDATES FOR DIRECTOR.

INFORMATION ABOUT NOMINEES

The following section provides information as of March 12, 2013 about each nominee for election as a director.

The information provided includes the age of each nominee or incumbent director; the nominee’s or incumbent director’s principal occupation, employment and business experience during the past five years, including employment with Comerica and Comerica Bank, a wholly-owned subsidiary of Comerica; other public company or registered investment company directorships during the past five years; and the year in which the nominee or incumbent director became a director of Comerica.

Ralph W. Babb, Jr.	Director since 2001(1)

Mr. Babb, 64, has been President and Chief Executive Officer (since January 2002), Chairman (since October 2002), Chief Financial Officer (June 1995 to April 2002) and Vice Chairman (March 1999 to January 2002) of Comerica Incorporated and Comerica Bank. He has been a director of Texas Instruments Inc. since March 2010.

As our Chairman, President and Chief Executive Officer and our former Chief Financial Officer, Mr. Babb has extensive knowledge of all aspects of our business which, combined with his drive for excellence and his strong leadership skills, position him well to continue to serve as our Chairman, President and Chief Executive Officer.

Roger A. Cregg	Director since 2006

Mr. Cregg, 56, has been President, Chief Executive Officer and a director of AV Homes, Inc., a developer and homebuilder in Florida and Arizona, since December 2012. From August 2011 through November 2012, he served as senior vice president of finance and chief financial officer of The ServiceMaster Company, a residential and commercial service company. He served as Executive Vice President of PulteGroup, Inc. (formerly known as Pulte Homes, Inc.), a national homebuilding company, from May 2003 to May 2011 and Chief Financial Officer of PulteGroup, Inc. from January 1998 to May 2011. He served as Senior Vice President of PulteGroup, Inc. from January 1998 to May 2003. He was a director of the Federal Reserve Bank of Chicago, Detroit Branch, from January 2004 to December 2009 and served as Chair from January to December 2006.

As the current Chief Executive Officer and the former Chief Financial Officer of public companies, Mr. Cregg has demonstrated leadership capability and extensive knowledge of complex financial and operational issues.

T. Kevin DeNicola	Director since 2006

Mr. DeNicola, 58, served as Chief Financial Officer of KIOR, Inc., a biofuels company, from November 2009 to January 2011. He was Senior Vice President and Chief Financial Officer of KBR, Inc., a global engineering, construction and services company, from June 2008 until October 2009. From June 2002 to January 2008, he was Senior Vice President and Chief Financial Officer of Lyondell Chemical Company, a global manufacturer of basic chemicals. Mr. DeNicola also served as Senior Vice President and Chief Financial Officer of Equistar Chemicals, LP and Millenium Chemicals Inc., both subsidiaries of Lyondell Chemical Company, from June 2002 to January 2008. In January 2009, Lyondell Chemical Company and certain of its subsidiaries, including Equistar Chemicals, LP and Millenium Chemicals Inc., filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code. Lyondell emerged from bankruptcy in April 2010. Mr. DeNicola has been a volunteer adjunct professor at Rice University, a higher learning institution, from March 2008 to the present. He also has been a director of Axiall Corporation (formerly Georgia Gulf Corporation) since September 2009.

Mr. DeNicola is an experienced financial leader with the skills necessary to lead our Audit Committee. His service as Chief Financial Officer of several public companies makes him a valuable asset, both on our Board of Directors and as the Chairman of our Audit Committee. Mr. DeNicola’s positions have provided him with a wealth of knowledge in dealing with financial and accounting matters. The depth and breadth of his exposure to complex financial issues make him a skilled advisor.

Jacqueline P. Kane	Director since 2008

Ms. Kane, 60, has been Senior Vice President, Human Resources and Corporate Affairs, of The Clorox Company, a manufacturer and marketer of consumer products, since January 2005. She was Senior Vice President, Human Resources from June 2004 to December 2004, and Vice President, Human Resources from March 2004 to May 2004 for The Clorox Company. From March 2003 to January 2004, she was Vice President, Human Resources and Executive Leadership for The Hewlett-Packard Company, a technology company.

As a senior executive with experience in human resources, including compensation matters, as well as experience in several of our key geographic markets, Ms. Kane has a unique and insightful perspective to offer the Board. As a member of our Governance, Compensation and Nominating Committee, she is able to use her experience and perspectives to offer best practices advice.

Richard G. Lindner	Director since 2008

Mr. Lindner, 58, is retired. He served as Senior Executive Vice President and Chief Financial Officer of AT&T, Inc. (formerly SBC Communications, Inc.), a telecommunications company, from May 2004 to June 2011. From October 2000 to May 2004, he was the Chief Financial Officer of Cingular Wireless LLC (now AT&T Mobility LLC), a wireless telecommunications company. From October 2002 to March 2007, he served as a director of Sabre Holdings.

As the former Chief Financial Officer of AT&T, Inc., Mr. Lindner has demonstrated leadership capability and extensive knowledge of complex financial and operational issues facing large organizations. In addition, Mr. Lindner is able to draw upon, among other things, his knowledge of several of our key geographic markets that he has gained through experience in the telecommunications industry.

Alfred A. Piergallini	Director since 1991

Mr. Piergallini, 66, has been a consultant with Desert Trail Consulting, a marketing consulting organization, since January 2001. He was Chairman of Wisconsin Cheese Group, Inc., a manufacturer and marketer of ethnic and specialty cheeses, from January 2006 until December 2010. He also was President and Chief Executive Officer of Wisconsin Cheese Group, Inc. from January 2006 to June 2007. He was Chairman, President and Chief Executive Officer of Novartis Consumer Health Worldwide, a health care and infant nutrition company, from December 1999 to December 2001. He was Vice Chairman, President and Chief Executive Officer of Gerber Products Company, a manufacturer and developer of infant and toddler nutrition and wellness products, until February 1999. He has been a director of Central Garden & Pet Company since January 2004.

As a senior executive with experience in general management, marketing, sales and branding, as well as experience in several of our key markets, Mr. Piergallini contributes valuable insight to the Board.

Robert S. Taubman	Director since 2000(2)

Mr. Taubman, 59, has been Chairman of Taubman Centers, Inc., a real estate investment trust that owns, develops and operates regional shopping centers nationally, since December 2001 and has been President and Chief Executive Officer of Taubman Centers, Inc., since August 1992. He has been Chairman of The Taubman Company, a shopping center management company engaged in leasing, management and construction supervision, since December 2001 and has been President and Chief Executive Officer of The Taubman Company since September 1990. He has been a director of Sotheby’s Holdings, Inc. since 2000 and Taubman Centers, Inc. since 1992.

As an executive involved in real estate development and operations and with his experience as a member of the board of directors of two public companies, Mr. Taubman has demonstrated leadership capability and brings key experience of the real estate markets. He also brings insight through experience in many of Comerica’s geographic markets.

Reginald M. Turner, Jr.	Director since 2005

Mr. Turner, 53, has been an attorney with Clark Hill PLC, a law firm, since April 2000.

As a lawyer, Mr. Turner has a unique legal perspective to offer the Board. He also has extensive involvement and experience in community affairs.

Nina G. Vaca(3)	Director since 2008

Ms. Vaca, 41, has been Chairman and Chief Executive Officer of Pinnacle Technical Resources, Inc., a staffing, vendor management and information technology services firm, since October 1996. She also has been Chairman and Chief Executive Officer of Vaca Industries Inc., a management company, since April 1999. She has been a director of Kohl’s Corporation since March 2010.

As a chief executive officer with experience in staffing, vendor management and information technology, as well as successful entrepreneurial endeavors, Ms. Vaca offers a unique and insightful perspective to the Board.

Footnotes:

(1)	Mr. Babb became a director of Comerica Bank in 2000.

(2)

Mr. Taubman became a director of Manufacturer’s Bank, N.A. or its predecessors in 1987. He became a director of Comerica Bank in 1992 when it merged with Manufacturer’s Bank, N.A. He resigned as a director of Comerica Bank in 2000, when he became a director of Comerica.

(3)	Professional name of Ximena G. Humrichouse.

COMMITTEES AND MEETINGS OF DIRECTORS

The Board has several committees, as set forth in the following chart and described below. The names of the directors serving on the committees and the committee chairs are also set forth in the chart. The current terms of the various committee members expire in April 2013.

COMMITTEE ASSIGNMENTS(1)

AUDIT	ENTERPRISE RISK	GOVERNANCE, COMPENSATION AND NOMINATING	QUALIFIED LEGAL COMPLIANCE	SPECIAL PREFERRED STOCK	CAPITAL
Cregg, Roger A.	DeNicola, T. Kevin	Cregg, Roger A.	Cregg, Roger A.	Babb, Ralph W., Jr.	Babb, Ralph W., Jr.
DeNicola, T. Kevin	Lindner, Richard G.	Kane, Jacqueline P.	DeNicola, T. Kevin
Turner, Reginald M., Jr.	Taubman, Robert S.	Lindner, Richard G.	Turner, Reginald M., Jr.
Vaca, Nina G.	Turner, Reginald M., Jr.	Piergallini, Alfred A.	Vaca, Nina G.
Vaca, Nina G.

Footnotes:

(1)	Chair names are in italics.

Audit Committee.    As provided in its Board-adopted written charter, this committee consists solely of members who are outside directors and who meet the independence and experience requirements of applicable rules of the New York Stock Exchange and the SEC with respect to audit committee members. This committee is responsible, among other things, for providing assistance to the Board by overseeing: (i) the integrity of Comerica’s financial statements; (ii) Comerica’s compliance with legal and regulatory requirements; (iii) the independent auditors’ qualifications and independence; and (iv) the performance of Comerica’s internal audit function and independent auditors, including with respect to both bank and non-bank subsidiaries; and by preparing the “Audit Committee Report” found in this proxy statement. None of the members of the Audit Committee serves on the audit committees of more than three public companies. The Board of Directors has determined that all of the members of the Audit Committee are independent within the meaning of those independence requirements established from time to time by the Board and the SEC and the listing standards of the New York Stock Exchange (see the “Director Independence and Transactions of Directors with Comerica” section in this proxy statement). Although the SEC requires only one financial expert serve on the Audit Committee, the Board of Directors has determined that Comerica has two audit committee financial experts serving on the Audit Committee. These directors are Roger A. Cregg and T. Kevin DeNicola. A current copy of the charter of the Audit Committee is available to security holders on Comerica’s website at www.comerica.com or may be obtained in print by making a written request to the Corporate Secretary. The Audit Committee met 13 times in 2012.

Governance, Compensation and Nominating Committee.    This committee, among other things, establishes Comerica’s executive compensation policies and programs, administers Comerica’s 401(k), stock, incentive, pension and deferral plans, monitors compliance with laws and regulations applicable to the documentation and administration of Comerica’s employee benefit plans, monitors the effectiveness of the Board and oversees corporate governance issues. Among its various other duties, this committee reviews and recommends to the full Board candidates to become Board members, develops and administers performance criteria for members of the Board, and oversees matters relating to the size of the Board, its committee structure and assignments, and the conduct and frequency of Board meetings. The Board of Directors has determined that all of the members of the Governance, Compensation and Nominating Committee are independent, pursuant to independence requirements established from time to time by the Board and the listing standards of the New York Stock Exchange (see the “Director Independence and Transactions of Directors with Comerica” section of the proxy statement). A current copy of the charter of the Governance, Compensation and Nominating Committee is available to security holders on Comerica’s website at www.comerica.com or may be obtained in print by making a written request to the Corporate Secretary. The Governance, Compensation and Nominating Committee also oversees the discussion, review and evaluation of our compensation plans as described below. The Governance, Compensation and Nominating Committee met seven times in 2012.

Enterprise Risk Committee.    This committee oversees policies, procedures and practices relating to enterprise-wide risk and compliance with bank regulatory obligations. The Board of Directors has determined that all of the members of the Enterprise Risk Committee are independent, pursuant to independence requirements established from time to time by the Board and the SEC and the listing standards of the New York Stock Exchange (see the “Director Independence and Transactions of Directors with Comerica” section of the proxy statement). A current copy of the charter of the Enterprise Risk Committee is available to security holders on Comerica’s website at www.comerica.com or may be obtained in print by making a written request to the Corporate Secretary. The Enterprise Risk Committee met four times in 2012.

Qualified Legal Compliance Committee.    This committee assists the Board in promoting the best interests of Comerica by reviewing evidence of potential material violations of securities law or breaches of fiduciary duties or similar violations by Comerica or any officer, director, employee, or agent thereof, providing recommendations to address any such violations, and monitoring Comerica’s remedial efforts with respect to any such violations. The Board of Directors has determined that all of the members of the Qualified Legal Compliance Committee are independent, pursuant to independence requirements established from time to time by the Board and the SEC and the listing standards of the New York Stock Exchange (see the “Director Independence and Transactions of Directors with Comerica” section of the proxy statement). A current copy of the charter of the Qualified Legal Compliance Committee is available to security holders on Comerica’s website at www.comerica.com or may be obtained in print by making a written request to the Corporate Secretary. The Qualified Legal Compliance Committee did not meet in 2012.

Special Preferred Stock Committee.    This committee is a temporary committee of the Board of Directors that is authorized to carry out the Board’s authority with respect to the issuance of securities. It did not meet in 2012.

Capital Committee.    This committee is a temporary committee of the Board of Directors that was authorized to carry out the Board’s authority with respect to the Company’s March 2010 common stock offering and the October 2010 redemption of trust preferred securities. It did not meet in 2012.

Board and Committee Meetings.    There were six regular meetings of the Board, four special meetings of the Board and 24 meetings of the various committees and subcommittees of the Board, including actions by unanimous written consents, during 2012. All director nominees and all incumbent directors attended at least seventy-five percent (75%) of the aggregate number of meetings held by the Board and all the committees of the Board on which the respective directors served, except for Alfred A. Piergallini, who attended less than that number due to medical issues, from which he has fully recovered.

Comerica expects all of its directors to attend the Annual Meeting except in cases of illness, emergency or other reasonable grounds for non-attendance. Eight of the nine Board members on the date of the 2012 Annual Meeting attended that meeting.

NON-MANAGEMENT DIRECTORS AND COMMUNICATION WITH THE BOARD

The non-management directors meet at regularly scheduled executive sessions without management. Richard G. Lindner is the Facilitating Director at such sessions. Interested parties may communicate directly with Mr. Lindner or with the non-management directors as a group by sending written correspondence, delivered via United States mail or courier service, to: Secretary of the Board, Comerica Incorporated, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201, Attn: Non-Management Directors. Alternatively, shareholders may send communications to the full Board by sending written correspondence, delivered via United States mail or courier service, to: Secretary of the Board, Comerica Incorporated, Comerica Bank Tower, 1717 Main Street, MC 6404, Dallas, Texas 75201, Attn: Full Board of Directors. The Board of Directors’ current practice is that the Secretary will relay all communications received to the Facilitating Director, in the case of communications to non-management directors, and to the Chairman of the Board, in the case of communications to the full Board.

BOARD LEADERSHIP STRUCTURE

Our Chief Executive Officer also serves as the Chairman of the Board. The Board has chosen this structure because it believes the Chief Executive Officer serves as a bridge between management and the Board, ensuring that both groups act with a common purpose. Separating the roles would risk creating the perception of having two chiefs, which could lead to fractured leadership and a weakened ability to develop and implement strategy. Mr. Babb has provided strong leadership to the Board and management, instilling a clear focus on the Company’s strategy and business plans. Although the Board believes that it is more effective to have one person serve as the Company’s Chairman and Chief Executive, it also believes that it is simultaneously important to have a strong governance structure to ensure a strong and independent Board. All directors, with the exception of the Chairman, are independent as defined under New York Stock Exchange rules, and the Audit Committee, the Enterprise Risk Committee, the Governance, Compensation and Nominating Committee and the Qualified Legal Compliance Committee are comprised entirely of independent directors. The Board also has an independent Facilitating Director (Mr. Lindner) who leads the non-management directors in regularly scheduled executive sessions. As Facilitating Director, Mr. Lindner’s duties include, but are not limited to, the following:

•	presiding at all other meetings of the Board at which the Chairman is not present;

•	serving as liaison between the Chairman and the independent directors;

•	approving information sent to the Board;

•	approving meeting agendas and schedules for the Board;

•	having the authority to call meetings of the independent directors; and

•	if requested by major shareholders, ensuring that he is available for consultation and direct communication.

The Facilitating Director position is elected annually by the non-management directors. The Board believes that the Facilitating Director further strengthens the Board’s independence and autonomous oversight of our business as well as Board communication and effectiveness.

ROLE IN RISK OVERSIGHT

Comerica has historically had and continues to pursue a strong risk management culture. We recognize that nearly every action taken as a financial institution requires some degree of risk. Our objective is not to eliminate risk but to give consideration to ensure we take the appropriate risks. Risk management is one of the interlinking pillars of Comerica’s corporate strategy which reinforces its critical role within our organization. In choosing when and how to take risks we evaluate our capacity for risk and seek to protect our brand and reputation, our financial flexibility, the value of our assets and the strategic potential of our Company. During 2012, our Board approved a statement of our Company’s risk appetite, which is used internally to help our Board and management understand our Company’s tolerance for risk in each of the major risk categories and allow for the adaption of those tolerances to align with a changing economic environment.

Governance and oversight of risk management activities are shared by management and our Board as follows:

•

Enterprise Risk Committee.    The Enterprise Risk Committee, as discussed on page 71, oversees policies, procedures and practices relating to risk for to the entire organization including compliance with bank regulatory obligations, and is charged with the responsibility for establishing governance over the risk management process, providing oversight in managing Comerica’s aggregate risk position and reporting on the comprehensive portfolio of risks and the potential impact these risks can have on Comerica’s risk profile and resulting capital level. To help discharge its duties, the Enterprise Risk Committee has established the Enterprise-Wide Risk Management Committee.

•

Enterprise-Wide Risk Management Committee.    This group is principally comprised of senior officers representing the different risk areas and business units. Members of the Enterprise-Wide Risk Management Committee are appointed by the Chairman and Chief Executive Officer of Comerica. It meets at least quarterly and submits a comprehensive risk report to the Enterprise Risk Committee each quarter providing its view of Comerica’s risk position.

•

Audit Committee.    In addition to providing oversight of our financial statements and compliance with legal and regulatory requirements, the Audit Committee plays a key role in risk management through the validation and oversight of our internal controls, policies and procedures to ensure their effectiveness.

•

Governance, Compensation and Nominating Committee.    The Governance, Compensation and Nominating Committee provides information on the risks associated with the Company’s compensation programs. A more detailed discussion of the Governance, Compensation and Nominating Committee’s evaluation of risk and compensation programs can be found on pages 26-28 and 70-71.

Each of the Enterprise Risk Committee, the Audit Committee and the Governance, Compensation and Nominating Committee reports regularly to the full Board. The Board believes that the combination of the joint Chief Executive Officer and Chairman positions, the independent Facilitating Director and the roles of the Board and its Committees and management committees provide the appropriate leadership to help ensure effective risk oversight.

DIRECTOR INDEPENDENCE AND

TRANSACTIONS OF DIRECTORS WITH COMERICA

Independence and Transactions of Directors

The Board of Directors has determined that all non-management directors, currently constituting 88.9% of the full Board of Directors of Comerica, are independent within the meaning of the listing standards of the New York Stock Exchange. To assist in making these determinations of independence, Comerica adopted categorical standards found in its Corporate Governance Guidelines, a current copy of which is available to security holders on Comerica’s website at www.comerica.com or may be obtained in print by making a written request to the Corporate Secretary.

In addition to the categorical standards, the Board of Directors, in making its determinations of independence, reviewed certain relationships that multiple Board members, or members of their immediate family, may have with the same charitable or civic organization, as well as certain other types of relationships that directors, members of their immediate family or affiliated entities, may have with each other or Comerica, and determined that such relationships are not material. These relationships with Comerica include, among other things, lending relationships, other banking relationships (such as depository, transfer, registrar, indenture trustee, trusts and estates, private banking, investment management, custodial, securities brokerage, cash management and similar services) and other commercial or charitable relationships between Comerica and its subsidiaries, on the one hand, and a director or an entity with which the director (or any of the director’s immediate family members, as defined in the categorical standards) is affiliated by reason of being a director, trustee, officer or person holding a comparable position or a significant shareholder thereof, on the other. They also include situations in which Comerica, or one or more affiliates, serves in a fiduciary capacity for a client needing legal services. The Board additionally reviewed certain relationships involving directors or their companies and Comerica’s independent auditor.

In connection with making its director independence determinations, the Board specifically considered the following relationships and transactions:

Loans, extensions of credits and related commitments to Mr. Piergallini, Mr. Taubman, Mr. Turner and Ms. Vaca and/or their respective immediate family members, affiliated entities and/or charities with which they are affiliated have been made by Comerica Bank in the ordinary course of business, on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons not related to or affiliated with Comerica or its subsidiaries, and the transactions did not involve more than the normal risk of collectability or present other unfavorable features. Such relationships are not material pursuant to the Board’s categorical standards of independence.

Certain directors, their respective immediate family members and/or affiliated entities have banking relationships (other than extensions of credit) with Comerica in the ordinary course of business, on terms and conditions not more favorable than those afforded by Comerica to other similarly situated customers. Such relationships are deemed immaterial.

Certain directors serve as director or trustee of charitable organizations to which Comerica and/or the Comerica Charitable Foundation make charitable contributions in the ordinary course of business. The Board determined that such relationships are not material pursuant to its categorical standards of independence.

In certain instances, Comerica, acting in a fiduciary capacity, selects, on behalf of its client, a law firm to represent the client. If applicable, the firm with a related pre-existing relationship with the client is typically selected by Comerica (e.g., the firm that drafted a will in which Comerica is named fiduciary of the associated estate). From time to time, this has resulted in the engagement, by the client, of the firm in which Mr. Turner is a member. Mr. Turner is not directly involved in providing these legal services, and any associated fees are paid to the firm from the client’s funds, not from funds belonging to Comerica. The Board determined that such relationships are not material.

Mr. Turner is not personally involved in any litigation in which Comerica is directly or indirectly adverse. However, on occasion, his firm represents clients in legal matters indirectly or potentially directly adverse to Comerica, such as loans and other commercial transactions (in which his firm represents a borrower), trust administration matters (where Clark Hill might represent a trust or beneficiary and/or act as co-trustee for a trust for which Comerica serves as trustee) and bankruptcy litigation (in which his firm represents creditors other than Comerica), and thus receives fees from such parties it represents, but not from Comerica. The Board determined that such relationships are not material.

Mr. Cregg, Mr. DeNicola, Ms. Kane and Ms. Vaca are, or were during 2012, executive officers and/or directors of companies that use Comerica’s independent auditor for certain financial services, including audit and audit-related services as well as non-audit-related services. The Board considered the use of the same independent auditor by Comerica and companies that either employ Comerica’s directors or have Comerica’s directors serving on their board. The Board determined that such relationships are not material.

On the bases described above, the Board of Directors has affirmatively determined that the following current directors meet the categorical standards of independence, where applicable, and have no material relationship with Comerica (either directly or as a partner, shareholder or officer of an organization that has a relationship with Comerica) other than as a director: Roger A. Cregg, T. Kevin DeNicola, Jacqueline P. Kane, Richard G. Lindner, Alfred A. Piergallini, Robert S. Taubman, Reginald M. Turner, Jr. and Nina G. Vaca. The Board of Directors further determined that Ralph W. Babb, Jr. is not independent because he is an employee of Comerica.

Review of Transactions with Related Persons

Comerica has adopted a Regulation O Policy and Procedure document to implement the requirements of Regulation O of the Federal Reserve Board, which restricts the extension of credit to directors and executive officers and their family members, as well as 10% or greater shareholders, and the related interests of any of the foregoing. Under the policy and procedure, extensions of credit that exceed regulatory thresholds must be approved by the board of the appropriate subsidiary bank.

Comerica also has other procedures and policies for reviewing transactions between Comerica and its directors and executive officers, their immediate family members and entities with which they have a position or relationship. These other procedures are intended to determine whether any such transaction impairs the independence of a director or presents a conflict of interest on the part of a director or executive officer.

Annually, each director and executive officer is required to complete a director, director nominee and executive officer questionnaire, and each non-management director is required to complete an independence certification. Both of these documents elicit information about related person transactions. The Governance, Compensation and Nominating Committee and the Board of Directors annually review the transactions and relationships disclosed in the questionnaire and certification, prior to the Board of Directors making a formal determination regarding the directors’ independence. To assist them in their review, the Governance, Compensation and Nominating Committee and the Board of Directors use the categorical standards found in Comerica’s Corporate Governance Guidelines, as discussed above.

In order to monitor transactions that occur between the annual review, the independence certification also obligates the directors to immediately notify Comerica’s Head of Legal Affairs in writing if they discover that any statement in the certification was untrue or incomplete when made, or if any statement in the certification becomes untrue or incomplete at any time in the future. Likewise, under the Code of Business Conduct and Ethics for Members of the Board of Directors, any situation that involves, or may involve, a conflict of interest with Comerica, should be promptly disclosed to the Chairman of the Board, who will consult with the Chair of the Governance, Compensation and Nominating Committee.

Executive officers are bound by the Code of Business Conduct and Ethics for Employees and, in the case of the Chief Executive Officer and senior financial officers, by the Senior Financial Officer Code of Ethics.

The Regulation O Policy and Procedure, questionnaire, certification, Corporate Governance Guidelines, Code of Business Conduct and Ethics for Members of the Board of Directors, Code of Business Conduct and Ethics for Employees and Senior Financial Officer Code of Ethics are all in writing.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2012, Mr. Cregg, Ms. Kane, Mr. Lindner and Mr. Piergallini served as members of the Governance, Compensation and Nominating Committee. No such individual is, or was during 2012, an officer or employee of Comerica or any of its subsidiaries, nor was any such member formerly an officer of Comerica or any of its subsidiaries.

COMPENSATION OF DIRECTORS

The Governance, Compensation and Nominating Committee determines the form and amount of non-employee director compensation and makes a recommendation to the Board of Directors for final approval. In determining director compensation, the Governance, Compensation and Nominating Committee considers the recommendations of Mr. Babb, as well as information provided by Aon Hewitt, a nationally known compensation consulting firm retained by the Governance, Compensation and Nominating Committee to provide market analyses and consulting services on director compensation matters.

The table below illustrates the compensation structure for non-employee directors in 2012. Employee directors receive no compensation for their Board service. In addition to the compensation described below, each director is reimbursed for reasonable out-of-pocket expenses incurred for travel and attendance related to meetings of the Board of Directors or its committees.

Elements of 2012 Compensation	Amount
Annual Retainer (cash)	$45,000
Annual Committee Chair and Vice Chair Retainer (cash)(1)	$10,000
Annual Facilitating Director Retainer (cash)(2)	$15,000
Board or Committee Meeting Fees — per meeting (cash)	$1,500
Board Sponsored Training Seminar Fees — per seminar (cash)	$1,500
Briefing Fees — per briefing session (cash)	$1,500
Restricted Stock Unit Award(3)	$65,000

Footnotes:

(1)

Additional annual retainer for the chair and, if applicable, vice chair, of each committee with the exception of the chair and vice chair of the Audit Committee, who received a committee chair/vice chair annual retainer in the amount of $15,000.

(2)	The annual facilitating director retainer was increased from $10,000 to $15,000, effective July 24, 2012.

(3)

Comerica has an Incentive Plan for Non-Employee Directors, under which a total of 500,000 shares of common stock of Comerica can be issued as stock options, stock appreciation rights, restricted stock, restricted stock units and other equity-based awards. On July 24, 2012, each non-employee director received a grant of 2,178 restricted stock units with a fair market value of $65,000 based on the closing stock price the date of grant. These restricted stock units vest one year after the grant date, if the director remains in service during the vesting period. Awards will be settled in common stock one year after the director is no longer on the Board.

Deferred Compensation Plans.    Comerica allows non-employee directors to defer some or all of their annual retainer(s), as well as meeting or training fees, under two deferred compensation plans. Under the first plan, deferred compensation earns a return based on the return of Comerica common stock during the deferral period. Deferred compensation under this plan is settled in Comerica’s common stock. Under the second plan, deferred compensation earns a return based on investment funds elected by the director. Deferred compensation under this plan is settled in cash.

Stock Option Plans.    Comerica has not granted stock options to non-employee directors since 2004. Comerica formerly had a stock option plan for non-employee directors under which a total of 375,000 shares of common stock could be issued as options. On the date of each Annual Meeting of Shareholders, Comerica granted each non-employee director an option to purchase shares of common stock of Comerica. The exercise price of each option is the fair market value of each share of common stock on the date the option was granted.

Comerica also formerly had a stock option plan for non-employee directors of its affiliated banks (the “Bank Directors Option Plan”), under which a total of 450,000 shares of common stock of Comerica could be issued as options. Any current Comerica director who previously was a non-employee director of an affiliated bank received options under the Bank Directors Option Plan during the period that the non-employee director served on the board of the affiliated bank. Comerica terminated the Bank Directors Option Plan, as there currently are no non-employee directors on the boards of Comerica’s affiliated banks.

Retirement Plans for Directors.    Until May 15, 1998, Comerica and Comerica Bank, its wholly owned subsidiary, each had a retirement plan for non-employee directors who served at least five years on the Board. The plans terminated on May 15, 1998, and benefit accrual under the plans froze on the same date. Any non-employee director of either Comerica or Comerica Bank as of May 15, 1998 who served at least five years on the Board, whether before or after that date, has vested benefits under the plans. Any director who became a non-employee director of either Comerica or Comerica Bank on or after May 15, 1998, is not eligible to participate in the plans. However, non-employee directors who became members of the Board of Comerica in the year 2000, but who were directors of Comerica Bank prior to May 15, 1998, are covered by the Comerica Bank retirement plan.

Under the plans, Comerica or Comerica Bank, as appropriate, accrued one month of retirement income credit for each month of service as of May 15, 1998, up to a maximum of 120 months, on behalf of each eligible director. Benefits under the plans become payable when the director reaches age 65 or retires from the Board, whichever occurs later. Payments may commence prior to the director’s 65th birthday if he or she retires from the Board due to illness or disability. There is no survivor benefit. If a director passes away before all, or any, payments have been made, his or her beneficiary does not receive any payment. The maximum benefit payable is $20,000 per year for 10 years.

The following table provides information on the compensation of Comerica’s directors who served at any point during the fiscal year ended December 31, 2012.

2012 Director Compensation Table

Name(1)	Fees Earned or Paid in Cash(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5)(6)	All Other Compensation ($)	Total ($)
Roger A. Cregg	90,000	65,000	—	—	—	—	155,000
T. Kevin DeNicola	115,000	65,000	—	—	—	—	180,000
Jacqueline P. Kane	75,000	65,000	—	—	—	—	140,000
Richard G. Lindner	103,188	65,000	—	—	—	—	168,188
Alfred A. Piergallini	66,000	65,000	—	—	—	—	131,000
Robert S. Taubman	69,000	65,000	—	—	—	—	134,000
Reginald M. Turner, Jr.	100,000	65,000	—	—	—	—	165,000
Nina G. Vaca	88,500	65,000	—	—	—	—	153,500

Footnotes:

(1)	Employee directors do not receive any compensation with respect to their service on the Board; accordingly, Mr. Babb is not included in this table.

(2)

This column reports the amount of cash compensation earned in 2012 for Board and committee service. Comerica pays the applicable retainer and meeting fees to each director on a quarterly basis. The annual retainer fee is paid prospectively at the beginning of each quarter for that quarter’s service. The annual committee chair retainer, annual Facilitating Director retainer and meeting fees are paid retrospectively at the beginning of each quarter for service and meetings attended in the prior quarter. As a result of this practice, fees paid in 2012 that were earned in the fourth quarter of 2011 are not included in the table. However, fees paid in 2013 that were earned in the fourth quarter of 2012 are included in the table.

(3)

This column represents the grant date fair value of restricted stock units granted to each of the Directors in 2012 in accordance with ASC 718 and Item 402 of Regulation S-K. The 2012 dividend equivalents associated with the outstanding restricted stock unit accounts for each of the non-employee directors who served on the Board during 2012 are as follows: Mr. Cregg: $4,734; Mr. DeNicola: $4,734; Ms. Kane: $3,071; Mr. Lindner: $4,105; Mr. Piergallini: $6,058; Mr. Taubman: $6,058; Mr. Turner: $5,853; and Ms. Vaca: $3,071. The aggregate number of restricted stock units, including dividend equivalents, outstanding as of December 31, 2012 for each of the non-employee directors who served on the Board during 2012, is as follows: Mr. Cregg: 11,753 stock units; Mr. DeNicola: 11,753 stock units; Ms. Kane: 8,391 stock units; Mr. Lindner: 10,482 stock units; Mr. Piergallini: 14,427 stock units; Mr. Taubman: 14,427 stock units; Mr. Turner: 14,012 stock units; and Ms. Vaca: 8,391 stock units.

(4)

Comerica has not granted stock options to directors since 2004. For more information about the prior plans, see the “Stock Option Plans” section above. The aggregate number of stock options outstanding as of December 31, 2012 for each of the non-employee directors who served on the Board during 2012 is as follows: Mr. Cregg: no options; Mr. DeNicola: no options; Ms. Kane: no options; Mr. Lindner: no options; Mr. Piergallini: 5,000 options; Mr. Taubman: 5,000 options; Mr. Turner: no options; and Ms. Vaca: no options.

(5)

None of the earnings under the deferred compensation programs are above-market or preferential, so no such amounts are shown in this column. For more details see the “Deferred Compensation Plans” section listed above.

(6)

Because benefit accruals froze for both of Comerica’s director retirement plans on May 15, 1998, there was no change in the participants’ pension values in 2012. Directors who served in 2012 and who are covered by the retirement plans include: Mr. Piergallini and Mr. Taubman.

For additional information regarding Comerica’s equity compensation plans, please refer to Note 1 (see pages F-55 through F-63) and Note 16 (see pages F-97 through F-99) to the Consolidated Financial Statements contained in Comerica’s Annual Report to Shareholders for the year ended December 31, 2012.

PROPOSAL II SUBMITTED FOR YOUR VOTE

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors recommends that you vote “FOR”

the proposal set forth below.

The Audit Committee of Comerica has selected Ernst & Young LLP (“Ernst & Young”), independent auditors, to audit our financial statements for the fiscal year ending December 31, 2013, and recommends that the shareholders vote for ratification of such appointment.

Ernst & Young has served as our independent auditors since 1992. As a matter of good corporate governance, the selection of Ernst & Young is being submitted to the shareholders for ratification. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if Ernst & Young is ratified as independent auditors by the shareholders, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of Comerica and its shareholders. Representatives of Ernst & Young are expected to be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement if they so desire. The representatives also are expected to be available to respond to appropriate questions from shareholders.

COMERICA’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL TO RATIFY THE INDEPENDENT AUDITORS.

INDEPENDENT AUDITORS

Fees to Independent Auditor

The following aggregate fees were billed to Comerica for professional services by Ernst & Young for fiscal years 2012 and 2011.

	2012	2011
Audit Fees	$1,907,708	$2,092,177
Audit-Related Fees*	269,900	364,415
Tax Fees*	225,045	228,508
All Other Fees	1,995	1,995

	$2,404,648	$2,687,095

Footnote:

*	Audit-Related Fees included $18,000 in 2012 and $27,000 in 2011 for audits of certain common and collective trust funds, and Tax Fees included $0 in 2012 and $4,200 in 2011 for certain common and collective trust fund tax compliance services.

Audit Fees

Audit fees consist of fees billed to Comerica and its subsidiaries by Ernst & Young for the audit of Comerica’s annual consolidated financial statements included in our Annual Reports on Form 10-K, the review of financial statements included in Comerica’s Forms 10-Q, and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

Audit-related fees consist of fees billed to Comerica and its subsidiaries by Ernst & Young for the assurance and related services provided by Ernst & Young that are reasonably related to the performance of the audit or review of Comerica’s financial statements. Audit-related fees consisted mainly of the audits of Comerica’s benefit plans and the internal control (SSAE 16 Report) for Comerica’s trust department. The Audit Committee considered whether, and determined that, the provision of these services is compatible with maintaining the independence of Ernst & Young.

Tax Fees

Tax fees consist of fees billed to Comerica and its subsidiaries by Ernst & Young for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning. Tax fees consisted mainly of consultation on various tax planning strategies for Comerica and its subsidiaries, IRS examinations and Form 1120. The Audit Committee considered whether, and determined that, the provision of these services is compatible with maintaining the independence of Ernst & Young.

All Other Fees

Ernst & Young billed Comerica for fees for products and services other than those described in the previous three paragraphs. Those products and services consisted of subscription fees for on-line accounting and tax research tools.

Services for Investment Vehicles

In connection with the advisory, management, trustee and similar services that Comerica’s affiliates provide to mutual funds, collective funds and common trust funds, Comerica from time to time selects, and in limited circumstances employs, outside accountants to perform audit and other services for the investment vehicles. In such cases, Comerica typically uses a request-for-proposal process that has resulted in the selection of Ernst & Young among other independent public accounting firms. In addition, Ernst & Young has agreements with financial services companies pursuant to which it may receive compensation for certain transactions, including transactions in which Comerica may participate from time-to-time, and Ernst & Young also receives fees from time to time from Comerica’s customers when acting on their behalf in connection with lending or other relationships between Comerica’s affiliates and their customers. The fees discussed in this paragraph are not included in the totals provided in the above paragraphs because the fees are generally charged to the investment vehicle, customer or other applicable party, except as noted on the “Fees to Independent Auditor” schedule above.

Pre-Approval Policy

The Audit Committee has a policy to review, and, if such services are appropriate in the discretion of the Audit Committee, pre-approve (i) all auditing services to be provided by the independent auditor (which may entail providing comfort letters in connection with securities underwritings or statutory audits required for insurance companies for purposes of state law) and (ii) all permitted(1) non-audit services (including tax services) to be provided by the independent auditor, provided that pre-approval is not required with respect to non-audit services if (a) the aggregate amount of non-audit services provided to Comerica constitutes not more than 5% of the total amount of revenues paid by Comerica to its auditor during the fiscal year in which the non-audit services are provided; (b) such services were not recognized by Comerica at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee. The Audit Committee has authorized its chair to pre-approve such services between Audit Committee meetings. All of the services provided by Ernst & Young for the years ended December 31, 2012 and December 31, 2011 were pre-approved by the Audit Committee under its pre-approval policy.

Footnote:

(1)

For purposes of the foregoing, permitted non-audit services shall not, unless otherwise allowed under applicable laws, include: (i) bookkeeping or other services related to the accounting records or financial statements of Comerica; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser, or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

The information contained in the Audit Committee Report is not deemed to be soliciting material or to be filed for purposes of the Securities Exchange Act of 1934, shall not be deemed incorporated by reference by any general statement incorporating the document by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Comerica specifically incorporates such information by reference, and shall not be otherwise deemed filed under such acts.

AUDIT COMMITTEE REPORT

The Audit Committee oversees Comerica’s financial reporting process on behalf of the Board of Directors and is comprised of all outside directors who are independent within the meaning of, and meet the experience requirements of, the applicable rules of the New York Stock Exchange and the SEC. In addition to its duties regarding oversight of Comerica’s financial reporting process, including as it relates to the integrity of the financial statements, the independent auditors’ qualifications and independence and the performance of the independent auditors and Comerica’s internal audit function, the Audit Committee also has sole authority to appoint or replace the independent auditors and is directly responsible for the compensation and oversight of the work of the independent auditors as provided in Rule 10A-3 under the Securities Exchange Act of 1934. The Audit Committee charter, which was adopted and approved by the Board, specifies the scope of the Audit Committee’s responsibilities and the manner in which it carries out those responsibilities. Management has primary responsibility for the financial statements, reporting processes and system of internal controls. In fulfilling its oversight responsibilities, among other things, the Audit Committee reviewed and discussed the audited financial statements included in Comerica’s Annual Report on Form 10-K with management and the independent auditors, including a discussion of the quality, not just the acceptability, of the accounting principles, reasonableness of significant judgments, and clarity of disclosures in the financial statements and a discussion of related controls, procedures, compliance and other matters.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee also has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent auditors their independence from management and Comerica, and reviewed and considered whether the provision of non-audit services and receipt of certain compensation by the independent auditors are compatible with maintaining the auditors’ independence. In addition, the Audit Committee reviewed with the independent auditors all critical accounting policies and practices to be used.

In reliance on the reviews and discussions referred to above and such other considerations as the Audit Committee determined to be appropriate, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in Comerica’s Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the SEC.

The Audit Committee

T. Kevin DeNicola, Chairman

Roger A. Cregg

Reginald M. Turner, Jr.

Nina G. Vaca

January 22, 2013

PROPOSAL III SUBMITTED FOR YOUR VOTE

APPROVAL OF THE COMERICA INCORPORATED

2006 AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN, AS FURTHER AMENDED

The Board of Directors recommends that you vote “FOR”

the proposal set forth below.

On February 26, 2013, the Governance, Compensation and Nominating Committee and the Board of Directors approved the Comerica Incorporated 2006 Amended and Restated Long-Term Incentive Plan (the “LTIP”), including further amendments (the “Amendments”), subject to shareholder approval. Under this proposal, the LTIP would be amended and restated to include these Amendments (the “Amended LTIP”), and the Amended LTIP would be approved in its entirety.

The LTIP was originally approved by shareholders on May 16, 2006. Shareholders approved an amendment to the LTIP on April 27, 2010 to increase the number of shares available for awards granted under the LTIP. The Amendments would further increase the total number of shares available for grants under the LTIP by 3.85 million shares. The Amendments would also raise the cap on shares that may be used for grants other than options and stock appreciation rights from 4.7 million to 8.55 million. Based on current estimates, Comerica believes this increase in shares under the plan will allow Comerica to consider awards to its executives and other employees during the regular annual grant cycles for 2014 through 2016. Additionally, the Amendments clarify that without prior approval of the shareholders, underwater options and stock appreciation rights cannot be repurchased with cash, nor can they be cancelled in exchange for another type of award. The Amendments also expand the list of performance goals pursuant to Section 162(m) of the Internal Revenue Code (“Section 162(m)”) to include capital measures.

WHY YOU SHOULD VOTE FOR THE AMENDED LTIP

Approval of the Amended LTIP will facilitate the attraction, retention and motivation of talented employees critical to Comerica’s success.

The Board of Directors believes that Comerica’s executive compensation program, as described in the “Compensation Discussion and Analysis” section, allows Comerica to align the interests of its executives with the interests of its shareholders. The Amended LTIP is designed to align the interests of executives and other employees of Comerica selected to receive awards with those of shareholders by rewarding long-term decision-making and actions for the betterment of Comerica. Comerica believes that equity-based compensation assists in the attraction and retention of qualified executives and other employees and provides them with additional incentive to devote their best efforts to pursue and sustain Comerica’s long-term performance, enhancing the value of Comerica for the benefit of its shareholders. Further, equity-based compensation assists executives in complying with Comerica’s Stock Ownership Guidelines. This practice aligns the interests of our senior officers with those of our shareholders and promotes good corporate citizenship.

Comerica believes it is important to have the flexibility to grant various types of equity awards to its employees so that it can react appropriately to the changing competitive and regulatory environment while being mindful of the impact to shareholders. However, this is difficult without adequate shares available under the LTIP. As of the Record Date, February 22, 2013, there were 2,438,774 shares available for grant under the LTIP, and of those, only 365,759 shares were available for future awards other than stock options and stock appreciation rights (“full value shares”). Examples of full value shares would include restricted stock and performance restricted stock units. In order to further reduce risk-taking incentives for financial institutions, recent feedback from regulatory agencies suggests an increasing preference for financial institutions to grant a higher percentage of full value share grants than stock option and stock appreciation right grants when making long-term incentive awards. Without the additional 3.85 million shares being requested, the LTIP program will not be sustainable unless we discontinue the use of full value shares.

In determining the amount of additional full value shares to request, the Governance, Compensation and Nominating Committee took into account several factors:

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Historical Equity Awards — In 2011, 2012 and 2013, Comerica made equity awards to employees totaling approximately 2.8 million, 3.1 million and 2.1 million shares, respectively. Full value shares made up approximately 0.8 million, 1.0 million and 0.8 million of those awards, respectively, in such years.[1]

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Usage or Burn Rate — Comerica’s average three-year burn rate, which is generally the rate at which the Company uses up its LTIP shares (calculated according to the policy of Institutional Shareholder Services Inc. (“ISS”)), is estimated at 2.09% as of the Record Date, which is well below the three-year average burn rate threshold of 2.75% that ISS provides in its guidelines.

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Outstanding Awards — The Governance, Compensation and Nominating Committee reviews the number of shares represented by outstanding awards as a percentage of the total number of shares outstanding (commonly referred to as “overhang”) when considering annual grants and when considering how many additional shares to request under the LTIP. If the additional 3.85 million shares had been available on the Record Date, it is estimated that overhang would have been approximately 15.9%.

In addition, with respect to overhang and dilution (discussed below), we believe it is important to keep in mind the effects of Comerica’s share repurchase program. During 2012, Comerica acquired 10.1 million shares. Repurchasing shares increases shareholder value and reduces the total number of shares outstanding. This, in turn, has an inflationary effect on overhang and dilution calculations.

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Shareholder Dilution — It is estimated that if the additional 3.85 million shares being requested had been available on the Record Date, the dilutive effect of Comerica’s stock program overall would have been 13.7% as of the Record Date, which is less than the 15% threshold commonly used by investors to evaluate the potential dilutive impact of long-term incentive plans.

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Value of the Issuance — The value of the additional 3.85 million shares as a percentage of the market value of all common shares outstanding (based on Comerica’s average stock price for 2012, $30.34, multiplied by the common shares outstanding as of the Record Date) is 2.1%.

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Future Awards — The Governance, Compensation and Nominating Committee has been judicious in managing the number of shares available for grants under the LTIP to align with our commitment to shareholders in 2010. In 2010, when shareholders last approved an increase to the number of shares available under the LTIP, we indicated that we believed the increase would last through three regular annual grant cycles (2011, 2012 and 2013), which it did. Based on our current analysis, we believe the additional 3.85 million shares being requested will be sufficient to provide awards for the next three regular annual grant cycles (2014, 2015 and 2016), while allowing flexibility to adapt our equity programs to market or regulatory changes, including future awards to senior management that may be more heavily weighted towards full value awards than stock options or stock appreciation rights, pursuant to regulatory guidance.

[1]	The 2013 numbers are as of the Record Date. The 2013 regular grants were made on January 22, 2013, in accordance with our Stock Granting Policy. Regular grants typically constitute the majority of all grants made in a year under the LTIP. See the “Stock Granting Policy” section of this proxy statement for more information.

Approval of the Amended LTIP will allow Comerica to continue to follow equity compensation “best practices,” including the judicious use of equity awards.

Comerica uses current equity award best practices, and the Amended LTIP contains a number of provisions that the Board believes are consistent with the interests of shareholders and sound corporate governance practices:

Key Features of Comerica’s Amended LTIP	Description
Limits on Shares Issued	Assuming shareholder approval of the Amended LTIP, no more than 17.35 million total shares of Comerica common stock will be authorized for issuance under the Amended LTIP, which represents an increase of 3.85 million shares.* (Out of the authorized shares, only 365,759 shares were available under the LTIP for future awards other than options and stock appreciation rights as of the Record Date.) In addition, yearly individual awards are limited to no more than 350,000 shares in any calendar year. Shareholder approval would be required for the award of any shares under the Amended LTIP that exceed the individual share limit in a calendar year, or that exceed the shares authorized under the Amended LTIP.

Limits on Full Value Awards	Under the Amended LTIP, not more than 8.55 million of the shares available for awards may be used for awards other than options and stock appreciation rights, and no individual may be granted awards with respect to more than 350,000 shares in any calendar year.
Option Grant Practices

•Exercise Price	Options must be granted at 100% or greater of fair market value of Comerica common stock on the date of grant.

•No Option Re-Pricing	Option and stock appreciation right re-pricing is specifically prohibited without shareholder approval, including the exchange of underwater options or stock appreciation rights for the grant of a new or different award type. The Amended LTIP also states that underwater options and stock appreciation rights cannot be bought out with cash.

•Term Limits	Option terms may not be more than 10 years.

Responsible Share Counting	Any shares surrendered by a participant or withheld by the Company to pay the option exercise price or to satisfy any tax withholding requirement in connection with the exercise, vesting, or earning of an award are not added back to the applicable share pool. The Board of Directors believes this enhances the anti-dilutive features of the plan. However, unissued shares subject to cancelled and forfeited awards under the Amended LTIP are added back to the shares available under the Amended LTIP.

Administered by Independent Board Committee	The Amended LTIP will be administered by the Governance, Compensation and Nominating Committee of the Comerica Board of Directors. All of the members of the Governance, Compensation and Nominating Committee qualify as “independent” under NYSE listing standards.

*	In addition, shares authorized for issuance under the Amended LTIP would include any shares of common stock available for future awards under the Amended and Restated Comerica Incorporated 1997 Long-Term Incentive Plan (the “Prior LTIP”), and (ii) any shares of common stock that are represented by awards granted under the Prior LTIP which are forfeited, expire or are cancelled without delivery of the shares or which result in the forfeiture of shares back to Comerica.

Approval of the Amended LTIP enables Comerica to comply with developing regulatory standards and industry practices.

Over time, Comerica has focused on being judicious in the granting of equity awards, by being mindful of share usage and the dilutive effects of our programs. At the same time, however, regulatory restrictions and compensation expectations within the industry have been changing, reinforcing the need for an even stronger equity award program.

Approval of the Amended LTIP is intended to permit Comerica to award compensation that is tax deductible.

The provisions of the Amended LTIP are meant to permit Comerica to award compensation that is tax deductible despite the limitations on deductibility under Section 162(m). Under Section 162(m), annual compensation in excess of $1 million paid to a corporation’s chief executive officer and the three next highest paid executive officers other than the chief financial officer (“162(m) Covered Employees”) is not deductible by Comerica for federal income tax purposes, unless such compensation is considered “performance-based compensation.” For compensation to qualify as “performance-based compensation,” certain conditions must be met, including shareholder approval of the material terms of the arrangement under which the compensation is paid. The maximum amount of compensation payable with respect to an award granted under the Amended LTIP intended to qualify for the performance-based exception to any award recipient who is a 162(m) Covered Employee that is denominated as a dollar amount may not exceed $5,000,000 for any calendar year. In addition, no individual may be granted awards with respect to more than 350,000 shares in any calendar year.

In order to provide our shareowners additional information to take into consideration when determining how to vote on this proposal, we are providing updated information on our equity compensation plans, in addition to the equity compensation plan table required by the SEC and presented on pages 92-93. Specifically, the table below reflects the number of shares to be issued upon the exercise of outstanding options, warrants and rights and the number of securities remaining available for issuance under our equity compensation plans as of the Record Date, February 22, 2013, but excluding any remaining awards available for grant under the Sterling LTIP (as defined below), which is scheduled to expire within one week of our April 23, 2013 Annual Meeting of Shareholders.

As of February 22, 2013
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)
Equity compensation plans approved by security holders(1)	19,258,661	$43.26	2,798,535	(2)
Equity compensation plans not approved by security holders(3)	274,580	$34.61	0	(4)
Total	19,533,241	$43.14	2,798,535	(5)(6)

(1)

Consists of stock options to acquire shares of common stock, par value $5.00 per share, issued under the LTIP, the Prior LTIP and the Comerica Incorporated Amended and Restated Incentive Plan for Non-Employee Directors (the “NED Plan”), which have a weighted-average term of 4.92 years. Does not include 94,089 restricted stock units equivalent to shares of common stock issued under the NED Plan and outstanding as of February 22, 2013, or 2,995,422 shares of restricted stock and restricted stock units issued under the LTIP and outstanding as of February 22, 2013. There are no shares available for future issuances under any of these plans other than the NED Plan and the LTIP.

(2)

These shares are available for future issuance under the LTIP in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock-based awards and under the NED Plan in the form of stock options, stock appreciation rights, restricted stock, restricted stock units and other equity-based awards. Under the LTIP, not more than a total of 4.7 million shares may be used for awards other than stock options and stock appreciation rights and not more than one million shares are available as incentive stock options. Further, no award recipient may receive more than 350,000 shares during any calendar year, and the maximum number of shares underlying awards of stock options and stock appreciation rights that may be granted to an award recipient in any calendar year is 350,000.

If the additional shares are approved, under the Amended LTIP, not more than a total of 8.55 million shares would be able to be used for awards other than stock options and stock appreciation rights.

(3)

Includes options to acquire shares of common stock, par value $5.00 per share, issued under the Amended and Restated Comerica Incorporated Stock Option Plan for Non-Employee Directors of Comerica Bank and Affiliated Banks (terminated March 2004), which have a weighted-average term of 0.24 years. Also includes options to purchase 249,580 shares of common stock, par value $5.00 per share, issued under the Amended and Restated Sterling Bancshares, Inc. 2003 Stock Incentive and Compensation Plan (“Sterling LTIP”), which have a weighted-average term of 6.08 years and a weighted-average option price of $33.71. Of such shares, 211,298 shares were assumed by Comerica in connection with its acquisition of Sterling and 38,282 shares were granted to legacy Sterling employees subsequent to the acquisition. Does not include 18,200 shares of restricted stock granted to legacy Sterling employees under the Sterling LTIP subsequent to the acquisition.

(4)	Excludes 469,621 shares available under the Sterling LTIP, because the Sterling LTIP expires on April 28, 2013, and we do not intend to grant any further shares under this plan.

(5)	There are 365,759 shares available to grant as full value shares under the LTIP as of February 22, 2013.

(6)

Equity compensation plans approved by shareholders have a weighted-average term for outstanding stock options of 4.92. Equity compensation plans not approved by shareholders have a weighted-average term for outstanding stock options of 5.54. In total, the weighted-average term for all outstanding stock options is 4.93.

PLAN DOCUMENT.    The full text of the Amended LTIP is included as Appendix I to this proxy statement. The following summarizes the material features of the Amended LTIP and is qualified in its entirety by the full text of the Amended LTIP that is attached to this proxy statement as Appendix I.

ELIGIBLE EMPLOYEES.    Any officers and employees of Comerica and its subsidiaries and affiliates, as well as prospective officers and employees who have accepted offers of employment, may be selected by the Governance, Compensation and Nominating Committee to become participants in the Amended LTIP. Directors of Comerica who are not salaried employees of Comerica or an affiliate are not eligible to participate. As of the Record Date, Comerica estimates that approximately 9,302 officers and other employees would be eligible to receive awards each year under the Amended LTIP.

SHARES AVAILABLE UNDER THE AMENDED LTIP.    The maximum number of shares of Comerica’s common stock that will be available under the Amended LTIP is increased by 3.85 million, such that the total maximum number of shares of Comerica’s common stock that will be authorized under the Amended LTIP is equal to 17.35 million, plus (i) any shares of common stock available for future awards under the Amended and Restated Comerica Incorporated 1997 Long-Term Incentive Plan (the “Prior LTIP”); and (ii) any shares of common stock that are represented by awards granted under the Prior LTIP which are forfeited, expire or are cancelled without delivery of the shares or which result in the forfeiture of shares back to Comerica. The Governance, Compensation and Nominating Committee may not utilize more than 1 million shares for options that qualify as “incentive stock options” as defined in Section 422 of the Internal Revenue Code. In addition, not more than 8.55 million of the shares available for awards may be used for awards other than options and stock appreciation rights, and no individual may be granted awards with respect to more than 350,000 shares in any calendar year. To the extent that any award is forfeited, or any option or stock appreciation right terminates, expires or lapses without exercise or settlement, the shares subject to such awards forfeited or not delivered as a result thereof shall again be available for awards under the Amended LTIP.

In the event of (i) a stock dividend, stock split, reverse stock split, share combination, or recapitalization or similar event affecting the capital structure of Comerica or (ii) a merger, consolidation, acquisition of property or shares, separation, spinoff, reorganization, stock rights offering, liquidation, disaffiliation, or similar event affecting Comerica or any of its subsidiaries, the Governance, Compensation and Nominating Committee or the Board shall, in its discretion, make such substitutions or adjustments as it deems appropriate and equitable to (A) the aggregate number and kind of shares or other securities reserved for issuance and delivery under the Amended LTIP, (B) the various maximum limitations set forth above upon certain types of awards and upon the grants to individuals of certain types of awards, (C) the number and kind of shares or other securities subject to outstanding awards, and (D) the exercise price of outstanding options and stock appreciation rights. In the case of certain corporate transactions, such an adjustment may consist of cancellation of outstanding awards in exchange for payments of cash, property or combination thereof having an aggregate value equal to the value of such awards, which in the case of an option may be the excess, if any of the deal consideration per share over the per share exercise price. Any such adjustment would be made in a manner that would be consistent with Section 409A of the Internal Revenue Code (“Section 409A”).

NEW PLAN BENEFITS.    Because awards under the Amended LTIP are discretionary, no awards are determinable at this time. Additional information on option and restricted stock grants under the current LTIP in the last fiscal year is contained in the 2012 Summary Compensation Table on pages 47-50 of this proxy statement and the “2012 Grants of Plan-Based Awards” table on pages 50-51 of this proxy statement.

MARKET VALUE OF COMMON STOCK.    On March 1, 2013, the latest practicable date the information was available prior to the printing and mailing of this proxy statement, the closing price of a share of Comerica’s common stock on the New York Stock Exchange was $34.48.

ADMINISTRATION OF THE AMENDED LTIP.    Like the current LTIP, the Amended LTIP will be administered by the Governance, Compensation and Nominating Committee of the Board, or such other committee of members of the Board as the Board may designate from time to time. For purposes of establishing performance measures with respect to performance awards, the Governance, Compensation and Nominating Committee is required to have at least two members who qualify as outside directors within the meaning of the regulations under Section 162(m). Currently, the Governance, Compensation and Nominating Committee is comprised of only outside directors and has more than two members.

The Governance, Compensation and Nominating Committee is authorized to construe and interpret the Amended LTIP, the rules and regulations under the Amended LTIP, and all grants under the Amended LTIP; and to adopt, amend and rescind rules and procedures relating to the administration of the Amended LTIP as, in its opinion, may be advisable in the administration of the Amended LTIP; and, except as provided in the Amended LTIP, to make all other determinations deemed necessary or advisable under the Amended LTIP. The Governance, Compensation and Nominating Committee may, except to the extent prohibited by applicable law or the listing standards of the New York Stock Exchange, allocate all or any portion of its responsibilities and powers to any one or more of its members or to any other person or persons selected by it, including, without limitation, Comerica’s Chief Executive Officer. However, the Governance, Compensation and Nominating Committee may not delegate its responsibilities and powers if such delegation would cause an award made to an individual subject to Section 16 of the Exchange Act not to qualify for an exemption from Section 16(b) of the Exchange Act. In addition, it may not delegate its authority with respect to qualified performance-based grants, except to the extent permitted by the performance exception under Section 162(m) discussed below under “Limits on Comerica’s Deductions.”

TYPES OF AWARDS UNDER THE PLAN.    The Governance, Compensation and Nominating Committee may grant stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock-based awards under the Amended LTIP.

Stock Options.    The Governance, Compensation and Nominating Committee may grant stock options qualifying as incentive stock options under the Internal Revenue Code (called ISOs) and non-qualified stock options. The term of each stock option will be fixed by the Governance, Compensation and Nominating Committee, but may not exceed ten years. The exercise price for each stock option will also be fixed by the Governance, Compensation and Nominating Committee, but may not be less than the fair market value of Comerica common stock on the date of grant. ISOs may only be granted to employees of Comerica and corporations connected to it by chains of ownership of voting power representing 50 percent or more of the total outstanding voting power of all classes of stock of the lower-tier entity. Stock options will vest and become exercisable as determined by the Governance, Compensation and Nominating Committee.

The optionholder may pay the exercise price of an option in cash, through tender of shares already owned by the optionholder, by net exercise, by pledging the proceeds from the sale of shares in connection with the exercise of the option, or by any combination of these methods.

Restricted Stock.    The Governance, Compensation and Nominating Committee may also award restricted stock, that is, shares of Comerica common stock, the vesting and transferability of which is subject to such requirements as the Governance, Compensation and Nominating Committee may determine. These requirements may include continued services for a specified period and/or achievement of performance goals. At the discretion of the Governance, Compensation and Nominating Committee, the recipient of restricted stock will be entitled to vote the shares and receive dividends and other distributions, although the Governance, Compensation and Nominating Committee may make any and all dividends and other distributions with respect to restricted stock subject to the same or different vesting conditions as the restricted stock. Restricted shares subject to performance-based vesting conditions are generally subject to one-year minimum vesting conditions and restricted shares subject to time-based vesting conditions are generally subject to three-year minimum vesting conditions.

Restricted Stock Units.    The Governance, Compensation and Nominating Committee may also award restricted stock units, that is, grants representing a specified number of hypothetical shares of Comerica common stock, the vesting of which is subject to such requirements as the Governance, Compensation and Nominating Committee may determine. These requirements may include continued services for a specified period and/or achievement of performance goals. Upon or after vesting, restricted stock units will be settled in cash or shares of Comerica common stock or a combination, as determined by the Governance, Compensation and Nominating Committee. A participant to whom restricted stock units are granted will not have any rights as a shareholder with respect to the units, unless and until they are settled in shares of Comerica common stock, although at the discretion of the Governance, Compensation and Nominating Committee, the recipient of a restricted stock unit award may be entitled to a dividend equivalent right. Restricted share units subject to performance-based vesting conditions are generally subject to one-year minimum vesting conditions and restricted share units subject to time-based vesting conditions are generally subject to three-year minimum vesting conditions.

Stock Appreciation Rights.    The Governance, Compensation and Nominating Committee may grant stock appreciation rights (“SARs”), with such terms and conditions as determined by the Governance, Compensation and Nominating Committee. Exercise of a SAR entitles a participant to receive an amount equal to the difference between the fair market value of one share of common stock on the date the SAR is exercised and the grant price, as the case may be, times the number of shares with respect to which the SAR is exercised. The Governance, Compensation and Nominating Committee has discretion to determine whether any SAR will be settled in cash, shares or a combination thereof. SARs expire no more than 10 years after the date they are granted.

Performance Awards.    Performance awards may be denominated or payable in cash, shares of common stock (including, without limitation, shares of restricted stock), other securities, other awards, or other property. Performance awards confer on the award recipient the right to receive a dollar amount or number of shares upon the attainment of performance measures during a performance period, as established by the Governance, Compensation and Nominating Committee which, for purposes of establishing such performance measures, shall have not less than two outside directors, within the meaning of the regulations under Section 162(m).

Other Stock-Based Awards.    Other stock-based awards may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of common stock of Comerica (including, without limitation, securities convertible into shares of common stock), as the Governance, Compensation and Nominating Committee deems consistent with the purpose of the Amended LTIP. They also may be subject to such additional terms and conditions, including performance measures, not inconsistent with the provisions of the Amended LTIP, as determined by the Governance, Compensation and Nominating Committee.

CANCELLATION OR SUSPENSION OF AWARDS.    The Governance, Compensation and Nominating Committee may cancel all or any portion of any award, whether or not vested, as set forth below. Upon cancellation, the award recipient shall forfeit the award and any benefits attributable to such canceled award or portion thereof. The Governance, Compensation and Nominating Committee may cancel an award if, in its sole discretion, the Governance, Compensation and Nominating Committee determines in good faith that the award recipient has done any of the following: (i) committed a felony; (ii) committed fraud; (iii) embezzled; (iv) disclosed confidential information or trade secrets; (v) was terminated for cause; (vi) engaged in any activity in competition with the business of Comerica or any subsidiary or affiliate of Comerica; or (vii) engaged in conduct that adversely affected Comerica. The Chief Human Resources Officer, or such other person designated from time to time by the Chief Executive Officer of Comerica shall have the power and authority to suspend all or any portion of any award if that delegate makes in good faith the determination described in the preceding sentence. Any such suspension of an award shall remain in effect until the suspension shall be presented to and acted on by the Governance, Compensation and Nominating Committee at its next meeting. The cancellation and suspension provisions have no application for a two year period following a change of control of Comerica.

TRANSFERABILITY OF AWARDS.    Awards under the Amended LTIP will be non-transferable except by will or pursuant to the laws of intestacy.

TERMINATION AND AMENDMENT OF THE PLAN.    The Governance, Compensation and Nominating Committee may amend, alter, or discontinue the Amended LTIP, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of an award recipient with respect to a previously granted award without such award recipient’s consent, except such an amendment made to comply with applicable law, including, without limitation, Section 409A, stock exchange rules or accounting rules. In addition, no such amendment shall be made without the approval of Comerica’s shareholders to the extent such approval is required by applicable law or the listing standards of the applicable stock exchange.

The Governance, Compensation and Nominating Committee may unilaterally amend the terms of any award previously granted, but no such amendment shall cause a qualified performance-based award to cease to qualify for the Section 162(m) exemption or, without the award recipient’s consent, materially impair the rights of any award recipient with respect to an award, except such an amendment made to cause the Amended LTIP or award to comply with applicable law, stock exchange rules or accounting rules.

TAX WITHHOLDING.    Participants are required to pay to Comerica, or make arrangements satisfactory to Comerica regarding the payment of, any taxes that are required to be withheld with respect to grants under the Amended LTIP. Unless otherwise determined by Comerica, the legally required minimum withholding obligations may be settled with shares of Comerica common stock, including shares that are part of the grant that gives rise to the withholding requirement.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES.    A summary of the federal income tax consequences to individuals who receive stock options under the Amended LTIP, and to Comerica as a consequence of granting options, is set forth below. The discussion is based upon interpretations of the relevant tax laws in effect as of March 2013. Comerica does not intend for the summary to constitute tax advice to any recipient of an award under the Amended LTIP or to any other person. Each individual should seek tax advice with respect to the consequences of participating in the Amended LTIP from his or her personal tax advisor.

Non-qualified Stock Options.    An award recipient will not be subject to tax at the time a non-qualified stock option is granted, and no tax deduction is then available to Comerica. Upon the exercise of a non-qualified stock option, an amount equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise will be included in the holder’s ordinary income, and Comerica will generally be entitled to deduct the same amount. Upon disposition of shares acquired upon exercise, appreciation or depreciation after the date of exercise will generally be treated by the award recipient as either capital gain or capital loss.

Incentive Stock Options (ISOs).    An award recipient will not be subject to regular income tax at the time an ISO is granted or exercised, and no tax deduction is then available to Comerica; however, the recipient may be subject to the alternative minimum tax on the excess of the fair market value of the shares received upon exercise of the ISO over the exercise price. Upon disposition of the shares acquired upon exercise of an ISO, capital gain or capital loss will generally be recognized in an amount equal to the difference between the sale price and the exercise price, as long as the recipient has not disposed of the shares within two years after the date of grant or within one year after the date of exercise and has been employed by Comerica at all times from the grant date until the date three months before the date of exercise (one year in the case of permanent disability). If the recipient disposes of the shares without satisfying both the holding period and employment requirements, the recipient will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price but, in the case of a failure to satisfy the holding period requirement, not more than the excess of the fair market value of the shares on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital. Comerica is not entitled to a tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the recipient recognizes ordinary income on disposition of the shares.

Restricted Stock.    An award recipient will be taxed on the fair market value of the shares of restricted stock in the taxable year in which the date of grant occurs, unless the underlying shares are substantially unvested (i.e., both nontransferable and subject to a substantial risk of forfeiture). However, an award recipient who wishes to recognize compensation income with respect to substantially non-vested shares in the taxable year in which the date of grant occurs may do so by making a Section 83(b) Election. A Section 83(b) Election is made by filing a written notice with the IRS office with which the award recipient files his or her federal income tax return. The notice must be filed within 30 days of the award recipient’s receipt of the restricted stock and must meet certain technical requirements. An award recipient who is subject to Section 16(b) of the Exchange Act who receives restricted stock will recognize ordinary income equal to the fair market value of the shares of restricted stock received at the later of (i) the Applicable Date or (ii) the earlier of: (a) the date on which the shares are transferable or (b) the date on which the restrictions lapse, unless the award recipient makes a Section 83(b) Election to report the fair market value of such shares received as ordinary income in the taxable year of receipt. Comerica may deduct an amount equal to the income recognized by the award recipient at the time the award recipient recognizes the income, provided that the award recipient’s compensation is within the statutory limitations of Section 162(m).

Upon the sale or disposition of shares of restricted stock, an award recipient will recognize taxable income equal to the difference between the amount realized by the award recipient on the disposition of the stock and the award recipient’s basis in the stock. The basis of the restricted shares in the hands of the award recipient will be equal to the fair market value of the shares of restricted stock on the date the award recipient recognizes ordinary income as described above. The gain or loss will be taxable to the award recipient as a capital gain or deductible by the award recipient as a capital loss (either short-term or long-term, depending on the holding period of the restricted stock), provided that the award recipient held the restricted stock as a capital asset.

During the period in which an award recipient holds restricted stock, prior to the lapse of the restrictions, if dividends are declared but not distributed to the award recipient until the restrictions lapse, the dividends will be treated for tax purposes by the award recipient and Comerica in the following manner: (i) if the award recipient makes a Section 83(b) Election to recognize income at the time of receipt of the restricted stock, the dividends will be taxed as dividend income to the award recipient when the restrictions lapse and Comerica will not be entitled to a deduction and will not be required to withhold income tax, or (ii) if the award recipient does not make a Section 83(b) Election, the dividends will be taxed as compensation to the award recipient when the restrictions lapse and will be deductible by Comerica and subject to applicable federal income tax withholding at that time.

If, instead, Comerica pays dividends to the award recipient prior to the lapse of the restrictions and the award recipient makes a Section 83(b) Election, the dividends will be taxed as dividend income at the time of payment and will not be deductible by Comerica. Conversely, if the award recipient does not make a Section 83(b) Election, the dividends will be taxed as compensation to the award recipient at the time of payment and will be deductible by Comerica and subject to applicable federal income tax withholding at that time.

Restricted Stock Units.    An award recipient who is awarded restricted stock units will not recognize taxable income at the time of grant. An award recipient is taxed upon receipt of payment for an award of restricted stock units, which payment may be in shares or cash. Upon receipt of payment for an award of restricted stock units, the fair market value of the shares or the amount of cash received will be taxed to the award recipient at ordinary income rates. However, if any shares used as payment for restricted stock units are nontransferable and subject to a substantial risk of forfeiture, the taxable event is deferred until either the restriction on transferability or the risk of forfeiture lapses. The basis of any shares used as payment for restricted stock units will be equal to the fair market value of the shares on the date the award recipient recognizes ordinary income as described above. Comerica may deduct an amount equal to the income recognized by the award recipient at the time the award recipient recognizes the income, provided that the award recipient’s compensation is within the statutory limitations of Section 162(m). If the award recipient receives a dividend equivalent right, such dividend equivalent right will be taxed as compensation to the award recipient (1) at the time of receipt (if the dividend equivalent right is not subject to a substantial risk of forfeiture, such as vesting conditions), or (2) at the time the applicable restrictions lapse (if the dividend equivalent right is subject to a substantial risk of forfeiture), and will be deductible by Comerica and subject to applicable federal income tax withholding at the time it is taxed to the recipient.

Upon the sale or disposition of shares of common stock used as payment for an award of restricted stock units, an award recipient will recognize taxable income or loss equal to the difference between the amount realized by the award recipient on the disposition of the stock and the award recipient’s basis in the stock. The gain or loss will be taxable to the award recipient as a capital gain or deductible by the award recipient as a capital loss (either short-term or long-term, depending on the holding period of the shares of common stock), provided that the award recipient held the shares as a capital asset.

Stock Appreciation Rights and Other Stock-Based Awards.    Award recipients will not realize taxable income upon the grant of a stock appreciation right or phantom stock unit. The federal income tax consequences to a participant of the exercise of a stock appreciation right or settlement of a phantom stock unit will vary depending on the form of payment. If the stock appreciation right or phantom stock unit is settled in cash or shares of Comerica’s common stock that are substantially vested, the award recipient must include in gross income an amount equal to the value of the consideration received upon such exercise or settlement. If the stock appreciation right or phantom stock unit is settled in shares of Comerica’s common stock and the shares are substantially nonvested, then the results discussed above under “Restricted Stock” regarding the taxation of restricted stock and Section 83(b) Elections will apply.

Comerica may deduct an amount equal to the income recognized by the award recipient at the time the award recipient recognizes the income, provided the award recipient’s compensation is within the statutory limitations of Section 162(m).

PERFORMANCE GOALS.    In order for awards granted under the plan to qualify as performance-based awards under Section 162(m), the grant or vesting of such awards must be subject to the achievement of performance goals based upon the attainment of specified levels of one or more of the following measures: (a) earnings per share, (b) return measures (including, but not limited to, return on assets, equity or sales), (c) net income (before or after taxes), (d) cash flow (including, but not limited to, operating cash flow and free cash flow), (e) cash flow return on investments, which equals net cash flows divided by owner’s equity, (f) earnings before or after taxes, interest, depreciation and/or amortization, (g) internal rate of return or increase in net present value, (h) gross revenues, (i) gross margins, (j) capital measures, or (k) stock price (including, but not limited to, growth measures and total shareholder return). Performance measures may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated and may be based on or adjusted for any other objective goals, events, or occurrences established by the Governance, Compensation and Nominating Committee for a performance period. Such performance measures may be particular to a line of business, subsidiary or other unit or may be based on the performance of Comerica generally. The Governance, Compensation and Nominating Committee may specify in its sole discretion and in accordance with Section 162(m) to eliminate the unbudgeted effects of charges for restructurings, charges for discontinued operations, charges for extraordinary items and other unusual or non-recurring items of loss or expense, merger related charges, cumulative effect of accounting changes, the unbudgeted financial impact of any acquisition or divestiture made during the applicable performance period, and any direct or indirect change in the Federal corporate tax rate affecting the performance period, each as defined by generally accepted accounting principles and identified in the audited financial statements, notes to the audited financial statements, management’s discussion and analysis or other Comerica filings with the SEC.

LIMITS ON COMERICA’S DEDUCTIONS.    Section 162(m) generally places a $1 million annual limit on a company’s tax deduction for compensation paid to a public company’s chief executive officer and the next three highest paid officers named in its proxy statement other than the chief financial officer unless such compensation qualifies for an exception to Section 162(m) such as the exception for “performance based” compensation. By approving the Amended LTIP, the shareholders will be approving, among other things, the performance measures, eligibility requirements and the limits on various awards contained therein for purposes of Section 162(m). While the Amended LTIP is designed to allow us to grant awards intended to comply with the performance-based exception of Section 162(m), Comerica may elect to provide non-deductible compensation under the Amended LTIP.

TAX LAW AFFECTING DEFERRED COMPENSATION.    Section 409A, which was enacted as part of the American Jobs Creation Act in late 2004, substantially changed the federal income tax law applicable to nonqualified deferred compensation, including certain equity-based compensation. It is the intention of Comerica that no grants under the Amended LTIP be subject to Section 409A unless and to the extent that the Governance, Compensation and Nominating Committee specifically determines otherwise. The terms and conditions of any award made that the Governance, Compensation and Nominating Committee determines will be subject to Section 409A of will be set forth in the award agreement and will be designed to comply in all respects with Section 409A.

EFFECTIVE DATE.    The Amended LTIP will be effective as of the date it is approved by the shareholders. It will terminate on the tenth anniversary of that date, unless earlier terminated in accordance with its provisions. Awards outstanding as of the date of termination of the Amended LTIP shall not be affected or impaired by the termination.

SHAREHOLDER VOTING REQUIREMENTS.    If a quorum is present at the Annual Meeting, the affirmative vote of a majority of the votes cast in person or by proxy by shareholders represented and entitled to vote at the meeting is required for approval of the Amended LTIP. In tabulating the vote, abstentions will have the same effect as a vote against the Amended LTIP, however, broker non-votes will be disregarded and will not affect the outcome.

If the Amended LTIP is not approved by the shareholders, the Governance, Compensation and Nominating Committee will continue to administer the current LTIP as it currently exists, and the current LTIP would be otherwise unaffected by this vote.

EQUITY COMPENSATION PLAN INFORMATION.    The following table provides certain information as of December 31, 2012 with respect to Comerica’s equity compensation plans.

As of December 31, 2012
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)
Equity compensation plans approved by security holders(1)	18,154,160	$43.72	4,859,072	(2)(3)
Equity compensation plans not approved by security holders(4)	270,704	34.28	493,438	(5)

Total	18,424,864	$43.58	5,352,510

(1)

Consists of stock options to acquire shares of common stock, par value $5.00 per share, issued under the LTIP, the Prior LTIP and the NED Plan. Does not include 93,642 restricted stock units equivalent to shares of common stock issued under the NED Plan and outstanding as of December 31, 2012, or 2,479,574 shares of restricted stock and restricted stock units issued under the LTIP and outstanding as of December 31, 2012. There are no shares available for future issuances under any of these plans other than the NED Plan and the LTIP. The NED Plan was approved by the shareholders on May 18, 2004. The LTIP was approved by Comerica’s shareholders on May 16, 2006, its amendment and restatement was approved by Comerica’s shareholders on April 27, 2010 and its further amendment and restatement was approved by Comerica’s Board of Directors on February 22, 2011.

(2)	Does not include shares of common stock purchased or available for purchase by employees under the Amended and Restated Employee Stock Purchase Plan, or contributed or available for contribution by Comerica on behalf of the employees. The Amended and Restated Employee Stock Purchase Plan was ratified and approved by the shareholders on May 18, 2004. Five million shares of Comerica’s common stock have been registered for sale or awards to employees under the Amended and Restated Employee Stock Purchase Plan. As of December 31, 2012, 2,130,343 shares had been purchased by or contributed on behalf of employees, leaving 2,869,657 shares available for future sale or awards. If these shares available for future sale or awards under the Employee Stock Purchase Plan were included, the number shown in column (c) under “Equity compensation plans approved by security holders” would be 7,728,729 and the number shown in column (c) under “Total” would be 8,222,167.

(3)	These shares are available for future issuance under the LTIP in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock-based awards and under the NED Plan in the form of stock options, stock appreciation rights, restricted stock, restricted stock units and other equity-based awards. Under the LTIP, not more than a total of 4.7 million shares may be used for awards other than stock options and stock appreciation rights and not more than one million shares are available as incentive stock options. Further, no award recipient may receive more than 350,000 shares during any calendar year, and the maximum number of shares underlying awards of stock options and stock appreciation rights that may be granted to an award recipient in any calendar year is 350,000.

(4)	Includes stock options to acquire shares of common stock, par value $5.00 per share, issued under the Amended and Restated Comerica Incorporated Stock Option Plan for Non-Employee Directors of Comerica Bank and Affiliated Banks (terminated March 2004). Also includes options to purchase 245,704 shares of common stock, par value $5.00 per share, issued under the Sterling LTIP, of which 222,929 shares were assumed by Comerica in connection with its acquisition of Sterling and 22,775 shares were granted to legacy Sterling employees subsequent to the acquisition. The weighted-average option price of the stock options assumed in connection with the acquisition of Sterling was $33.33 at December 31, 2012. Does not include 9,900 shares of restricted stock granted to legacy Sterling employees under the Sterling LTIP subsequent to the acquisition.

(5)	These shares are available for future issuance to legacy Sterling employees under the Sterling LTIP in the form of stock options, restricted stock, performance awards, bonus shares, phantom shares and other stock-based awards. Under the Sterling LTIP, the maximum number of shares underlying awards of stock options, restricted stock, phantom shares and other stock-based awards that may be granted to an award recipient in any calendar year is 47,300, and the maximum amount of all performance awards that may be granted to an award recipient in any calendar year is $2,000,000. The Sterling LTIP was approved by Sterling’s shareholders on April 28, 2003, and its amendment and restatement was approved by Sterling’s shareholders on April 30, 2007.

Most of the equity awards made by Comerica during 2012 were granted under the shareholder-approved LTIP.

For additional information regarding Comerica’s equity compensation plans, please refer to Note 1 on pages F-55 through F-63 and Note 16 on pages F-97 through F-99 of the Consolidated Financial Statements contained in Comerica’s Annual Report to Shareholders for the year ended December 31, 2012.

COMERICA’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL TO APPROVE THE COMERICA INCORPORATED 2006 AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN, AS FURTHER AMENDED.

PROPOSAL IV SUBMITTED FOR YOUR VOTE

APPROVAL OF A NON-BINDING, ADVISORY PROPOSAL APPROVING EXECUTIVE COMPENSATION

The Board of Directors recommends that you vote “FOR”

the proposal set forth below.

Executive Compensation

The Governance, Compensation and Nominating Committee annually reviews Comerica’s programs to ensure that they demonstrate a strong pay for performance linkage and reflect good governance and appropriate industry practice. These programs are described in the “Compensation Discussion and Analysis” section, the compensation tables, the related narrative discussion, and other portions of this proxy statement covered by the resolution below. As discussed in the “Compensation Discussion and Analysis” section, our compensation programs are structured to align the interests of our executives with the interests of our shareholders; attract, retain and motivate superior executive talent; provide a competitive advantage within the banking industry; create a framework that delivers pay commensurate with financial results over the short and long-term; and reduce incentives for unnecessary and excessive risk-taking.

At the 2012 Annual Meeting of Shareholders held on April 24, 2012, shareholders were provided the opportunity to cast an advisory vote to approve the compensation of the Company’s NEOs, also commonly known as a “Say on Pay” proposal. Comerica’s shareholders overwhelmingly approved of the Company’s pay-for-performance executive compensation program, with over 93% of the votes cast in support of compensation paid to our NEOs as disclosed in the 2012 proxy statement.

In addition, at the 2011 Annual Meeting of Shareholders held on April 26, 2011, shareholders were asked to recommend how often shareholders should be given the opportunity to cast a “Say on Pay” vote (also known as the “Say When on Pay” or “Say on Frequency” proposal). Our shareholders supported an annual frequency for the Say on Pay advisory vote. As such, the Board has determined that Comerica will hold a Say on Pay advisory vote each year until the next required Say on Frequency vote.

In making a decision on whether to approve of the Company’s pay practices for its NEOs, the Board of Directors asks that shareholders consider the following:

•	Comerica experienced TSR for both one-year and three-year periods ended December 31, 2012 of 19.7% and 6.6%, respectively, and outperformed our peer average for five-year TSR.

•	Comerica returned 79% of earnings in 2012 to shareholders through dividend payments and share repurchases.

•	Comerica grew net income 33% in 2012 compared to 2011.

•

Comerica diligently managed risk with improved credit quality, as net charge-offs and provisions for loan losses declined, and by maintaining a solid capital position above regulatory standards for well capitalized banks.

•

Comerica’s compensation opportunity for NEOs is provided mainly through variable compensation programs (82% for the CEO and 70% for the remaining NEOs). This type of compensation framework delivers pay commensurate with financial results over the short and long-term (for more information see the 2012 Realized Compensation Table and “Compensation Elements” portions of the “Compensation Discussion and Analysis” section of this proxy statement).

•

Comerica believes executives should have a meaningful equity stake in the organization to align with shareholders. Our Stock Ownership Guidelines require the CEO to hold 5 times his annual salary and the remaining NEOs to hold 3 times their annual salary in Comerica stock.

•

Comerica eliminated its executive officer perquisite programs as of June 30, 2010. For more information, see the “Perquisites” portion of the “Compensation Discussion and Analysis” section of this proxy statement.

The Board strongly supports Comerica’s executive pay practices and asks shareholders to support its executive compensation program through the following resolution:

RESOLVED, that the shareholders of Comerica Incorporated approve the compensation paid to Comerica’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and Section 14(a) of the Securities Exchange Act of 1934, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

Because your vote on this proposal is advisory, it will not be binding on the Board. However, the Governance, Compensation and Nominating Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

COMERICA’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL TO APPROVE EXECUTIVE COMPENSATION.

ANNUAL REPORT TO SHAREHOLDERS

Comerica provided the 2012 annual report to shareholders, containing financial statements and other information about the operations of Comerica for the year ended December 31, 2012, to you along with this proxy statement. You should not regard the 2012 annual report as proxy soliciting material.

OTHER MATTERS

The Board is not aware of any other matter upon which action will be taken at the Annual Meeting. The Board does not currently intend to submit any additional matters for a vote at the Annual Meeting, and no shareholder has provided the required proper notice of the shareholder’s intention to propose any additional matter for a vote at the Annual Meeting. However, under Comerica’s bylaws, the Board may, without notice, properly submit additional matters for a vote at the Annual Meeting. If the Board does so, the shares represented by proxies in the accompanying form will be voted with respect to the matter in accordance with the judgment of the person or persons voting the shares.

By Order of the Board of Directors

Jon W. Bilstrom Executive Vice President — Governance, Regulatory Relations and Legal Affairs, and Corporate Secretary

March 12, 2013

APPENDIX I

COMERICA INCORPORATED

2006 AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

SECTION 1

PURPOSE

The purpose of the Comerica Incorporated 2006 Amended and Restated Long-Term Incentive Plan is to align the interests of employees of the Corporation selected to receive awards with those of stockholders by rewarding long term decision-making and actions for the betterment of the Corporation. Accordingly, Eligible Individuals may receive Awards of Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Awards and Other Stock-Based Awards. Equity-based compensation assists in the attraction and retention of qualified employees, and provides them with additional incentive to devote their best efforts to pursue and sustain the Corporation’s superior long-term performance. This enhances the value of the Corporation for the benefit of its stockholders.

SECTION 2

DEFINITIONS

A. “Affiliate” means (i) any corporation, partnership, joint venture or other entity that is controlled by the Corporation, whether directly or indirectly, and (ii) any corporation, partnership, joint venture or other entity in which the Corporation has a significant equity interest, as determined by the Committee; provided, however, that with respect to an Award of an Incentive Stock Option and an Award that is subject to Code Section 409A, the term “Affiliate” shall refer solely to a Subsidiary.

B. “Aggregated Plan” means all agreements, methods, programs, and other arrangements sponsored by the Corporation that would be aggregated with this Plan under Section 1.409A-1(c) of the Regulations.

C. “Award” means an Option, a Stock Appreciation Right, a Share of Restricted Stock, a Restricted Stock Unit, a Performance Award, including a Qualified Performance-Based Award, or an Other Stock-Based Award pursuant to the Plan. Each Award shall be evidenced by an Award Agreement.

D. “Award Agreement” means a written agreement, in a form approved by the Committee, which sets forth the terms and conditions of an Award, including, but not limited to, the Performance Period and/or Restriction Period, as appropriate. Agreements shall be subject to the express terms and conditions set forth herein, and to such other terms and conditions not inconsistent with the Plan as the Committee shall deem appropriate.

E. “Award Recipient” means an Eligible Individual who has been granted an Award under the Plan and has entered into an Award Agreement evidencing the grant of such Award or otherwise accepted the terms of an Award Agreement, including by electronic acceptance or acknowledgement.

F. “Beneficiary” means any person(s) designated by an Award Recipient on a beneficiary designation form submitted to the Plan Administrator, or, if no form has been submitted, any person(s) entitled to receive any amounts owing to such Award Recipient under this Plan upon his or her death by reason of having been named in the Award Recipient’s will or trust agreement or having qualified as a taker of the Award Recipient’s property under the laws of intestacy. If an Award Recipient authorizes any person, in writing, to exercise such individual’s Options or Stock Appreciation Rights following the Award Recipient’s death, the term “Beneficiary” shall include any person in whose favor such Options or Stock Appreciation Rights are exercised by the person authorized to exercise the Options or Stock Appreciation Rights.

G. “Board” means the Board of Directors of the Corporation.

H. “Cause” means (1) conviction of the Award Recipient for committing a felony under Federal law or the law of the state in which such action occurred, (2) dishonesty in the course of fulfilling the Award Recipient’s employment duties, (3) willful and deliberate failure on the part of the Award Recipient to perform his or her employment duties in any material respect, or (4) before a Change of Control, such other events as shall be determined by the Committee. Before a Change of Control, the Committee shall, unless otherwise provided in an Individual Agreement with the Award Recipient, have the sole discretion to determine whether “Cause” exists, and its determination shall be final.

I. “Change of Control” shall have the meaning set forth in Exhibit A to this Plan.

J. “Code” means the Internal Revenue Code of 1986, as amended.

K. “Committee” means the Governance, Compensation and Nominating Committee of the Board or such other committee of the Board as the Board may from time to time designate, which, with respect to the establishment of Performance Measures, shall be composed solely of not less than two outside directors (as described under Regulations Section 1.162-27(e)(3)), and shall be appointed by and serve at the pleasure of the Board.

L. “Corporation” means Comerica Incorporated, a Delaware corporation, and its successors and assigns.

M. “Date of Grant” means the effective date of an Award granted by the Committee to an Award Recipient.

N. “Disabled” or “Disability” means “Totally Disabled” (or any derivation of such term) within the meaning of the Long-Term Disability Plan of Comerica Incorporated, or if there is no such plan, “Disability” as determined by the Committee. However, with respect to the rules relating to Incentive Stock Options, the term “Disabled” shall mean disabled as that term is utilized in Sections 422 and 22(e)(3) of the Code, or any successor Code provisions relating to ISOs. Furthermore, with respect to Awards subject to Section 409A of the Code, “Disabled” shall not have either of the prior meanings, but shall mean an Award Recipient’s inability to engage in any substantial gainful activity due to a medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

O. “Disaffiliation” means a Subsidiary’s or Affiliate’s ceasing to be a Subsidiary or Affiliate for any reason (including, without limitation, as a result of a public offering, or a spinoff or sale by the Corporation, of the stock of the Subsidiary or Affiliate) or a sale of a division of the Corporation and its Affiliates.

P. “Eligible Individual” means any officers and employees of the Corporation or any of its Subsidiaries or Affiliates, and prospective officers and employees who have accepted offers of employment from the Corporation or its Subsidiaries or Affiliates. Notwithstanding the foregoing, an Eligible Individual for purposes of receipt of the grant of an ISO shall be limited to those individuals who are eligible to receive ISOs under rules set forth in the Code and applicable Regulations.

Q. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

R. “Fair Market Value” means the closing price of a Share on the New York Stock Exchange as reported on the Composite Tape as published in the Wall Street Journal; if, however, there is no trading of Shares on the date in question, then the closing price of the Shares as so reported, on the last preceding trading day shall instead be used to determine Fair Market Value. If Fair Market Value for any date in question cannot be determined as provided above, Fair Market Value shall be determined by the Committee in its good faith discretion based on a reasonable valuation method in accordance with the Regulations and applicable guidance promulgated under Code Section 409A.

S. “Incentive Stock Option” or “ISO Award” means an Option granted pursuant to the Plan that is designated in the applicable Award Agreement as an “incentive stock option” within the meaning of Section 422 of the Code, and that in fact so qualifies.

T. “Nonqualified Stock Option” or “NQSO Award” means an Option granted pursuant to the Plan that is not intended to be, or does not qualify as, an Incentive Stock Option.

U. “Option” means a Nonqualified Stock Option or an Incentive Stock Option granted pursuant to Section 6(A) of the Plan.

V. “Other Stock-Based Award” means any right granted under Section 6(F) of the Plan.

W. “Performance Award” means any Award, including a Qualified Performance-Based Award, granted pursuant to Section 6(E) of the Plan.

X. “Performance Measures” means the performance goals established by the Committee and relating to a Performance Period in connection with the grant of an Award. In the case of any Qualified Performance-Based Award, such goals shall be (i) based on the attainment of specified levels of one or more of the following measures (a) earnings per share, (b) return measures (including, but not limited to, return on assets, equity or sales), (c) net income (before or after taxes), (d) cash flow (including, but not limited to, operating cash flow and free cash flow), (e) cash flow return on investments, which equals net cash flows divided by owner’s equity, (f) earnings before or after taxes, interest, depreciation and/or amortization, (g) internal rate of return or increase in net present value, (h) gross revenues, (i) gross margins, (j) capital measures or (k) stock price (including, but not limited to, growth measures and total stockholder return) and (ii) set by the Committee within the time period prescribed by Section 162(m) of the Code. Performance Measures may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated and may be based on or adjusted for any other objective goals, events, or occurrences established by the Committee for a Performance Period. Such Performance Measures may be particular to a line of business, Subsidiary or other unit or may be based on the performance of the Corporation generally. Such Performance Measures may cover the Performance Period(s) as specified by the Committee. Performance Measures may be adjusted by the Committee in its sole discretion to eliminate the unbudgeted effects of charges for restructurings, charges for discontinued operations, charges for extraordinary items and other unusual or non-recurring items of loss or expense, merger related charges, cumulative effect of accounting changes, the unbudgeted financial impact of any acquisition or divestiture made during the applicable Performance Period, and any direct or indirect change in the Federal corporate tax rate affecting the Performance Period, each as defined by generally accepted accounting principles and identified in the audited financial statements, notes to the audited financial statements, management’s discussion and analysis or other Corporation filings with the Securities and Exchange Commission

Y. “Performance Period” means the period designated by the Committee during which the Performance Measures applicable to an Award shall be measured. The Performance Period shall be established at or before the time of the grant of the Award, and the length of any Performance Period shall be within the discretion of the Committee.

Z. “Plan” means the Comerica Incorporated 2006 Amended and Restated Long-Term Incentive Plan, as may be amended from time to time.

AA. “Qualified Performance-Based Award” means an Award intended to qualify for the Section 162(m) Exemption, as provided in Section 7.

BB. “Regulations” means the Treasury Regulations promulgated under the Code.

CC. “Restriction Period” means the period designated by the Committee during which Shares of a Restricted Stock Award remain forfeitable or a Restricted Stock Unit Award is subject to vesting requirements.

DD. “Restricted Stock” or “Restricted Stock Award” means an award of Shares pursuant to Section 6(C) of the Plan subject to the terms, conditions and such restrictions as may be determined by the Committee and set forth in the applicable Award Agreement. Shares of Restricted Stock shall constitute issued and outstanding Shares for all corporate purposes.

EE. “Restricted Stock Units” or “Restricted Stock Unit Award” means an Award granted pursuant to Section 6(D) of the Plan denominated in Shares subject to the terms, conditions and restrictions determined by the Committee and set forth in the applicable Award Agreement.

FF. “Retirement” means, unless otherwise provided in an Award Agreement or determined by the Committee, an Award Recipient’s Termination of Employment (or with respect to Awards subject to Code Section 409A, an Award Recipient’s Separation from Service) at or after age 65 or after attainment of both age 55 and ten (10) years of service with the Corporation and Affiliates.

GG. “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

HH. “Separation from Service” means, with respect to any Award that is subject to Code Section 409A, the date on which the Corporation and the Award Recipient reasonably anticipate a permanent reduction in the level of bona fide services performed by the Award Recipient for the Corporation or any Affiliate to 20% or less of the average level of bona fide services performed by the Award Recipient for the Corporation or any Affiliate (whether as an employee or an independent contractor) in the immediately preceding thirty-six (36) months (or the full period of service to the Corporation and any Affiliate if the Award Recipient has been providing services to the Corporation and its Affiliates for less than thirty-six (36) months). The determination of whether a Separation from Service has occurred shall be made by the Plan Administrator in accordance with the provisions of Code Section 409A and the Regulations promulgated thereunder.

II. “Share” means a share of common stock, $5.00 par value, of the Corporation or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 3(D) of the Plan.

JJ. “Specified Employee” means a key employee of the Corporation as defined in Code Section 416(i) without regard to paragraph (5) thereof. The determination of whether an Award Recipient is a Specified Employee shall be made by the Committee as of the specified employee identification date adopted by the Corporation in accordance with the provisions of Code Section 409A and the Regulations promulgated thereunder.

KK. “Stock Appreciation Right” or “SAR Award” means a right granted under Section 6(B) of the Plan.

LL. “Subsidiary” means any entity (other than the Corporation) in an unbroken chain of entities beginning with the Corporation, provided each entity (other than the last entity) in the unbroken chain owns, at the time of the determination, ownership interests possessing fifty percent (50%) or more of the total combined voting power of all classes of ownership interests in one of the other entities in such chain; provided, however, with respect to any Award that is an Incentive Stock Option, the term “Subsidiary” shall refer solely to an entity that is taxed under Federal tax law as a corporation.

MM. “Tax Withholding Date” shall mean the earliest date the obligation to withhold tax with respect to an Award arises.

NN. “Term” means the maximum period during which an Option or Stock Appreciation Right may remain outstanding (subject to earlier termination upon Termination of Employment or otherwise) as specified in the applicable Award Agreement or, to the extent not specified in the Award Agreement, as provided in the Plan.

OO. “Termination of Employment” means the termination of the applicable Award Recipient’s employment with the Corporation and any of its Affiliates. An Award Recipient employed by an Affiliate or a division of the Corporation or any of its Affiliates shall be deemed to incur a Termination of Employment if, as a result of a Disaffiliation, such Affiliate or division ceases to be an Affiliate or division, as the case may be, and the Award Recipient does not immediately thereafter become an employee of the Corporation or an Affiliate. Neither a temporary absence from employment because of illness, vacation or leave of absence nor a transfer among the Corporation and its Affiliates shall be considered a Termination of Employment.

SECTION 3

STOCK SUBJECT TO THE PLAN

A. Plan Maximums.    The maximum number of Shares that may be delivered pursuant to Awards under the Plan shall be the sum of (i) seventeen million three hundred fifty thousand (17,350,000), (ii) any Shares available for future awards under the Amended and Restated Comerica Incorporated 1997 Long-Term Incentive Plan (the “Prior Plan”) as of the Effective Date, and (iii) any Shares that are represented by awards granted under the Prior Plan which are forfeited, expire or are cancelled without delivery of Shares or which result in the forfeiture of Shares back to the Corporation. No additional Shares will be granted pursuant to the terms of the Prior Plan as of the Effective Date of the Plan. The maximum number of Shares that may be delivered pursuant to Options intended to be Incentive Stock Options shall be one million (1,000,000) Shares. No more than eight million five hundred fifty thousand (8,550,000) Shares may be issued during the term of the Plan pursuant to Awards other than Options and Stock Appreciation Rights. Shares subject to an Award under the Plan may be authorized and unissued Shares or treasury Shares.

B. Individual Limits.    No Award Recipient may be granted Awards with respect to more than 350,000 Shares in any calendar year, and the maximum number of Shares underlying Awards of Options and Stock Appreciation Rights that may be granted to an Award Recipient in any calendar year is 350,000.

C. Rules for Calculating Shares Delivered.    Any Shares covered by an Award that has been granted shall be counted as used under the Plan as of the Date of Grant. To the extent that any Award is forfeited, or any Option or Stock Appreciation Right terminates, expires or lapses without being exercised, the Shares subject to such Awards not delivered as a result thereof shall again be available for Awards under the Plan. The following Shares, however, may not again be made available for issuance in respect of Awards under this Plan: (i) Shares not issued or delivered as a result of the net settlement of an outstanding Stock Appreciation Right; (ii) Shares used to pay the exercise price or withholding taxes related to an outstanding Award; or (iii) Shares repurchased by the Corporation on the open market with the proceeds of an Option exercise price to settle an Option.

D. Adjustment Provision.    In the event of (i) a stock dividend, stock split, reverse stock split, share combination, or recapitalization or similar event affecting the capital structure of the Corporation (each, a “Share Change”), or (ii) a merger, consolidation, acquisition of property or shares, separation, spinoff, reorganization, stock rights offering, liquidation, Disaffiliation, or similar event affecting the Corporation or any of its Subsidiaries (each, a “Corporate Transaction”), the Committee or the Board shall make such substitutions or adjustments as it deems appropriate and equitable, if any, to (A) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under the Plan, (B) the various maximum limitations set forth in Sections 3(A) and 3(B) upon certain types of Awards and upon the grants to individuals of certain types of Awards, (C) the number and kind of Shares or other securities subject to outstanding Awards, and (D) the exercise price of outstanding Options and Stock Appreciation Rights, provided that the aggregate exercise price or aggregate grant price of the Options or Stock Appreciation Rights is not less than the aggregate exercise price or aggregate grant price before the Corporate Transaction. In the case of Corporate Transactions, such adjustments may include, without limitation, (1) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its sole discretion (it being understood that in the case of a Corporate Transaction with respect to which stockholders of Common Stock receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Committee that the value of an Option or Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Corporate Transaction over the exercise price of such Option or Stock Appreciation Right shall conclusively be deemed valid); (2) the substitution of other property (including, without limitation, cash or other securities of the Corporation and securities of entities other than the Corporation) for the Shares subject to outstanding Awards; and (3) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Corporation and securities of entities other than the Corporation), by the affected Subsidiary, Affiliate, or division or by the entity that controls such Subsidiary, Affiliate, or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Corporation securities). Any such adjustments shall be made in a manner that (i) with respect to Awards that are not considered to be deferred compensation within the meaning of Section 409A of the Code immediately prior to such adjustment, would not cause such Awards to become deferred compensation subject to Section 409A of the Code and (ii) with respect to Awards that are considered deferred compensation within the meaning of Section 409A of the Code, would not cause such Awards to be non-compliant with the requirements of Section 409A of the Code.

SECTION 4

ADMINISTRATION

A. Committee.    The Plan shall be administered by the Committee. In addition to any implied powers and duties that may be needed to carry out the provisions of the Plan, the Committee shall have all the powers vested in it by the terms of the Plan, including exclusive authority to: select Eligible Individuals; to make Awards; to determine the type, size, terms and timing of Awards (which need not be uniform); to accelerate the vesting of Awards, including upon the occurrence of a Change of Control of the Corporation or an Award Recipient’s Termination of Employment; to prescribe the form of the Award Agreement; to modify, amend or adjust the terms and conditions of any Award, subject to Sections 7 and 10; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto); make any other determinations it believes necessary or advisable in connection with the administration of the Plan; correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement; establish any “blackout” period that the Committee in its sole discretion deems necessary or advisable; and to otherwise administer the Plan.

B. Procedures.    Determinations of the Committee shall be made by a majority vote of its members at a meeting at which a quorum is present or pursuant to a unanimous written consent of its members. A majority of the members of the Committee shall constitute a quorum. Subject to Section 7(D), any authority granted to the Committee may also be exercised by the full Board. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control. The Committee may authorize any one or more of its members, or any officer of the Corporation, to execute and deliver documents on behalf of the Committee.

Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may (i) allocate all or any portion of its responsibilities and powers to any one or more of its members and/or (ii) delegate all or any part of its responsibilities and powers to any person or persons selected by it, provided that, the Committee may not delegate its responsibilities and powers if such delegation would cause an Award made to an individual subject to Section 16 of the Exchange Act not to qualify for an exemption from Section 16(b) of the Exchange Act or cause an Award intended to be a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption. Any such allocation or delegation may be revoked by the Committee at any time.

All decisions made by the Committee (or any person or persons to whom the Committee has allocated or delegated all or any portion of its responsibilities and powers in accordance with this Plan) shall be final and binding on all persons, including the Corporation, its Affiliates, Subsidiaries, stockholders, Eligible Individuals, Award Recipients, Beneficiaries and other interested parties.

C. Discretion of the Committee.    Subject to Section 1(G), any determination made by the Committee or by an appropriately delegated officer pursuant to delegated authority under the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation, Award Recipients and Eligible Individuals.

D. Cancellation or Suspension of Awards.    The Committee may cancel all or any portion of any Award, whether or not vested or deferred, as set forth below. Upon cancellation, the Award Recipient shall forfeit the Award and any benefits attributable to such canceled Award or portion thereof. The Committee may cancel an Award if, in its sole discretion, the Committee determines in good faith that the Award Recipient has done any of the following: (i) committed a felony; (ii) committed fraud; (iii) embezzled; (iv) disclosed confidential information or trade secrets; (v) was terminated for Cause; (vi) engaged in any activity in competition with the business of the Corporation or any Subsidiary or Affiliate of the Corporation; or (vii) engaged in conduct that adversely affected the Corporation. The Executive Vice President — Director of Human Resources, or such other person designated from time to time by the Chief Executive Officer of the Corporation (the “Delegate”), shall have the power and authority to suspend all or any portion of any Award if the Delegate makes in good faith the determination described in the preceding sentence. Any such suspension of an Award shall remain in effect until the suspension shall be presented to and acted on by the Committee at its next meeting. This Section 4(D) shall have no application for a two year period following a Change of Control of the Corporation.

SECTION 5

ELIGIBILITY

Awards may only be made to Eligible Individuals.

SECTION 6

AWARDS

A. Options.    The Committee may grant Options to Eligible Individuals in accordance with the provisions of this subsection subject to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine to be appropriate.

1. Exercise Price.    The exercise price per Share of an Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant of such Option, and such exercise price may not be decreased during the Term of the Option except pursuant to an adjustment in accordance with Section 3(D).

2. Option Term.    The Term of each Option shall be fixed by the Committee and the maximum Term of each Option shall be ten (10) years.

3. Time and Manner of Exercise.    The Committee shall determine the time or times at which an Option may be exercised, and the manner in which (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) payment of the exercise price with respect thereto may be made, or deemed to have been made. The Committee may authorize the use of any form of “cashless” exercise of an Option that is legally permissible.

4. Employment Status.    Except as provided in paragraphs (a) through (d) below or as may otherwise be provided by the Committee (either at the time of grant of an Option or thereafter), an Award Recipient’s Options and Stock Appreciation Rights shall be immediately forfeited upon his or her Termination of Employment.

a. Retirement.    An Award Recipient’s Retirement shall not affect any Option outstanding as of the Termination of Employment due to Retirement other than those granted in the calendar year of Retirement. All Options outstanding as of the Termination of Employment due to Retirement other than those granted in the calendar year of such Termination of Employment shall continue to vest pursuant to the vesting schedule applicable to such Options, and any vested Options outstanding as of the Termination of Employment due to Retirement (including any ISO held by an Award Recipient who is not Disabled) shall continue in full force and effect for the remainder of the Term of the Option. All Options granted in the calendar year of Termination of Employment due to Retirement that have not otherwise vested as of such termination shall terminate upon the date of Retirement.

b. Disability.    Upon the cessation of the Award Recipient’s employment due to Disability, any Option held by such individual that was exercisable immediately before the Termination of Employment due to Disability shall continue to be exercisable until the earlier of (i) the third anniversary of the Award Recipient’s Termination of Employment (or, in the case of any ISO held by an Award Recipient who is Disabled, the first anniversary of the Award Recipient’s Termination of Employment) and (ii) the expiration of the Term of the Option.

c. Death.    Upon the Award Recipient’s death (whether during his or her employment with the Corporation or an Affiliate or during any otherwise applicable post-termination exercise period, which in the case of an ISO, shall not exceed three (3) months), any Option held by such individual that was exercisable immediately before the Termination of Employment shall continue to be exercisable by the Beneficiary(ies) of the decedent, until the earlier of (i) the first anniversary of the date of the Award Recipient’s death and (ii) the expiration of the Term of the Option.

d. Other Terminations of Employment.    Upon the Award Recipient’s Termination of Employment for any reason other than Retirement, Disability, death or for Cause, any Option held by such individual that was exercisable immediately before the Termination of Employment shall continue to be exercisable until the earlier of (i) the expiration of the three-month period following the Award Recipient’s Termination of Employment and (ii) the expiration of the Term of the Option.

e. Extension or Reduction of Exercise Period.    In any of the foregoing circumstances, subject to Section 8, the Committee may extend or shorten the exercise period, but may not extend any such period beyond the Term of the Option as originally established (or, insofar as this paragraph relates to Stock Appreciation Rights, the Term of the SAR Award as originally established). Further, with respect to ISOs, as a condition of any such extension, the holder shall be required to deliver to the Corporation a release which provides that such individual will hold the Corporation and/or Affiliates harmless with respect to any adverse tax consequences the individual may suffer by reason of any such extension.

B. Stock Appreciation Right Awards.    The Committee may grant Stock Appreciation Rights to Eligible Individuals in accordance with the provisions of this subsection subject to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine to be appropriate. The Term of each SAR Award shall be fixed by the Committee and the maximum Term of each SAR Award shall be ten (10) years. A Stock Appreciation Right granted under the Plan shall confer on the Award Recipient a right to receive upon exercise thereof the excess (if any) of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right Award as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the Date of Grant of the Stock Appreciation Right. Subject to the terms of the Plan, the Committee shall determine the grant price, Term, manner of exercise, dates of exercise, methods of settlement (cash, Shares or a combination thereof) and any other terms and conditions of any SAR Award. The Committee may impose such conditions or restrictions on the exercise of any SAR Award as it may deem appropriate. Except as otherwise provided by the Committee or in an Award Agreement, any SAR Award must be exercised during the period of the Award Recipient’s employment with the Corporation or Affiliate, provided that the provisions of Section 6(A)(4)(a)-(e) hereof shall apply for purposes of determining the exercise period in the event of the Award Recipient’s Retirement, Disability, death or other Termination of Employment.

C. Restricted Stock Awards.    The Committee may make Restricted Stock Awards to Eligible Individuals in accordance with the provisions of this subsection subject to such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine to be appropriate.

1. Nature of Restrictions.    Restricted Stock Awards shall be subject to such restrictions, including Performance Measures, as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Subject to the Committee’s authority under Section 6(C)(3) below, the minimum Restriction Period with respect to a Restricted Stock Award that is subject to restrictions that are Performance Measures shall be one (1) year, and the minimum Restriction Period with respect to a Restricted Stock Award that is subject to restrictions that are not Performance Measures shall be three (3) years. The Committee may, as of the Date of Grant, designate an Award of Restricted Stock that is subject to Performance Measures as a Qualified Performance-Based Award.

2. Stock Certificates.    Restricted Stock Awards granted under the Plan shall be evidenced by the issuance of a stock certificate(s), which shall be held by the Corporation. Such certificate(s) shall be registered in the name of the Award Recipient and shall bear an appropriate legend which refers to the restrictions applicable to such Restricted Stock Award. Alternatively, shares of Restricted Stock under the Plan may be recorded in book entry form.

3. Forfeiture; Delivery of Shares.    Except as may be otherwise provided in an Award Agreement, upon an Award Recipient’s Termination of Employment (as determined under criteria established by the Committee) during the applicable Restriction Period, all Shares of Restricted Stock shall be immediately forfeited and revert to the Corporation; provided, however, that the Committee may waive, in whole or in part, any or all remaining restrictions applicable to the Restricted Stock Award. Shares comprising any Restricted Stock Award held by the Corporation that are no longer subject to restrictions shall be delivered to the Award Recipient (or his or her Beneficiary) promptly after the applicable restrictions lapse or are waived.

D. Restricted Stock Unit Awards.    The Committee may grant Awards of Restricted Stock Units to Eligible Individuals, subject to Section 8 hereof and such other terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine to be appropriate. A Restricted Stock Unit shall represent an unfunded, unsecured right to receive one Share or cash equal to the Fair Market Value of a Share.

1. Nature of Restrictions.    Restricted Stock Unit Awards shall be subject to such restrictions, including Performance Measures, as the Committee may impose, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Subject to the Committee’s authority under Section 6(D)(3) below, the minimum Restriction Period with respect to a Restricted Stock Unit Award that is subject to restrictions that are Performance Measures shall be one (1) year, and the minimum Restriction Period with respect to a Restricted Stock Unit Award that is subject to restrictions that are not Performance Measures shall be three (3) years. The Committee may, as of the Date of Grant, designate an Award of Restricted Stock as a Qualified Performance-Based Award.

2. Rights as a Stockholder.    An Eligible Individual to whom Restricted Stock Units are granted shall not have any rights of a stockholder of the Corporation with respect to the Share represented by the Restricted Stock Unit Award. If so determined by the Committee, in its sole and absolute discretion, Restricted Stock Units may include a dividend equivalent right, pursuant to which the Award Recipient will either receive cash amounts (either paid currently or on a contingent basis) equivalent to the dividends and other distributions payable with respect to the number of Shares represented by the Restricted Stock Units, or additional Restricted Stock Units with a Fair Market Value equal to such dividends and other distributions, as specified in the Award Agreement. Dividend equivalent rights that the Committee determines are subject to Section 409A of the Code shall be paid or settled in accordance with Section 8 hereof.

3. Forfeiture/Settlement.    Except as may be otherwise provided in an Award Agreement, upon an Award Recipient’s Termination of Employment (as determined under criteria established by the Committee) during the applicable Restriction Period, all Restricted Stock Units shall be immediately forfeited; provided, however, that the Committee may waive, in whole or in part, any or all remaining vesting requirements or restrictions applicable to the Restricted Stock Unit Award. Subject to Section 11(D) hereof, an Award of Restricted Stock Units shall be settled in Shares as and when the Restricted Stock Units vest or at a later time permitted under Section 8 hereof and specified by the Committee in the Award Agreement.

E. Performance Awards.    The Committee may grant Performance Awards (designated as Qualified Performance-Based Awards or not) to Eligible Individuals in accordance with the provisions of this Section 6(E), subject to Section 8 hereof and such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine to be appropriate. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Shares), other securities, other Awards, or other property, and (ii) shall confer on the Award Recipient the right to receive a dollar amount or number of Shares upon the attainment of Performance Measures during any Performance Period, as established by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, the Performance Measures to be achieved during any Performance Period, the length of any Performance Period and the amount of any payment or number of Shares in respect of a Performance Award shall be determined by the Committee.

F. Other Stock-Based Awards.    The Committee may grant Other Stock-Based Awards to Eligible Individuals in accordance with the provisions of this Section 6(F), subject to Section 8 hereof and such other additional terms and conditions, including Performance Measures, not inconsistent with the provisions of the Plan, as the Committee shall determine. Other Stock-Based Awards may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan.

G. General.    Except as otherwise specified in the Plan or an applicable Award Agreement, the following provisions shall apply to Awards granted under the Plan:

1. Consideration for Awards.    Other than the payment of the exercise price or grant price in connection with the exercise of an Option or Stock Appreciation Right, Awards shall be made without monetary consideration or for such minimal monetary consideration as may be required by applicable law.

2. Forms of Payment under Awards.    Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers of Shares to be made by the Corporation or an Affiliate upon the grant, exercise or satisfaction of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, or in installments, and may be made upon vesting or such later date permitted under Section 8 hereof and specified in the applicable Award Agreement, and, in each case, in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

3. Limits on Transfer of Awards.    No Award and no right under any such Award shall be transferable by an Award Recipient otherwise than by will or by the laws of intestacy; provided, however, that, an Award Recipient may, in the manner established by the Committee, designate a Beneficiary to exercise the rights of the Award Recipient and to receive any property distributable with respect to any Award upon the death of the Award Recipient. Each Award or right under any Award shall be exercisable during the Award Recipient’s lifetime only by the Award Recipient or, if permissible under applicable law, by the Award Recipient’s guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Corporation or any Affiliate.

4. Term of Awards.    Subject to any specific provisions of the Plan, the term of each Award shall be for such period as may be determined by the Committee.

5. Securities Law Restrictions.    All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, or the rules, regulations and other requirements of the Securities and Exchange Commission, the New York Stock Exchange, any other exchange on which Shares may be eligible to be traded or any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

6. Deferring Awards.    Under no circumstances may an Award Recipient elect to defer, until a time or times later than the exercise of an Option or a Stock Appreciation Right or the settlement or distribution of Shares or cash in respect of other Awards, receipt of all or a portion of the Shares or cash subject to such Award, or dividends and dividend equivalents payable thereon.

H. Prohibition on Option and Stock Appreciation Right Repricing. Other than pursuant to Section 3(D), in no event may any Option or Stock Appreciation Right granted under this Plan (1) be amended to decrease the exercise or grant price thereof; (2) be cancelled in conjunction with (i) the grant of any new Option or Stock Appreciation Right with a lower exercise or grant price in exchange for the cancelled Option or Stock Appreciation Right or (ii) the grant of any other type of Award in exchange for the cancelled Option or Stock Appreciation Right; or (3) otherwise be subject to any action that would be treated, for accounting purposes, as a “repricing” of such Option or Stock Appreciation Right, unless such amendment, cancellation, or action is approved by the Corporation’s stockholders. Further, except as provided in Section 3(D) hereof, the Committee may not, without prior approval of the Corporation’s stockholders, seek to effect any repricing of any previously granted “underwater” Option or Stock Appreciation Right by repurchasing the underwater Option or Stock Appreciation Right with cash. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Option or Stock Appreciation Right is less than the exercise price of the Option or Stock Appreciation Right.

SECTION 7

QUALIFIED PERFORMANCE-BASED AWARDS

A. Section 162(m) Exemption.    The provisions of this Plan are intended to ensure that all Options and Stock Appreciation Rights granted hereunder to any Award Recipient who is or may be a “covered employee” (within the meaning of Section 162(m)(3) of the Code) or otherwise subject to Section 162(m) in the tax year in which such Option or Stock Appreciation Right is expected to be deductible to the Corporation qualify for the Section 162(m) Exemption, and all such Awards shall therefore be considered Qualified Performance-Based Awards and this Plan shall be interpreted and operated consistent with that intention (including, without limitation, to require that all such Awards be granted by a committee composed solely of members who satisfy the requirements for being “outside directors” for purposes of the Section 162(m) Exemption (“Outside Directors”)). When granting any Award other than an Option or Stock Appreciation Right, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that (i) the recipient is or may be a “covered employee” (within the meaning of Section 162(m)(3) of the Code) or otherwise subject to Section 162(m) with respect to such Award, and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exemption, and the terms of any such Award (and of the grant thereof) shall be consistent with such designation (including, without limitation, that all such Awards be granted by a committee composed solely of Outside Directors).

B. Limitation on Amendment.    Each Qualified Performance-Based Award (other than an Option or Stock Appreciation Right) shall be earned, vested and payable (as applicable) only upon the achievement of one or more Performance Measures, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate, and no Qualified Performance-Based Award may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under this Plan with respect to a Qualified Performance-Based Award, in any manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption; provided, however, that (i) the Committee may provide, either in connection with the grant of the applicable Award or by amendment thereafter, that achievement of such Performance Measure will be waived upon the death or Disability of the Award Recipient (or under any other circumstance with respect to which the existence of such possible waiver will not cause the Award to fail to qualify for the Section 162(m) Exemption), and (ii) any rights to vesting or accelerated payment on a Change of Control shall apply notwithstanding this Section 7(B).

C. Maximum Cash Award.    For purposes of the Section 162(m) Exemption, the maximum amount of compensation payable with respect to an Award granted under the Plan to any Award Recipient who is a “covered employee” (as defined in Section 162(m) of the Code) that is denominated as a dollar amount will not exceed $5,000,000 for any calendar year.

D. Limitation on Action by the Full Board.    The full Board shall not be permitted to exercise authority granted to the Committee to the extent that the grant or exercise of such authority would cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption.

SECTION 8

SECTION 409A OF THE CODE

It is the intention of the Corporation that no Award shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. If the Committee determines that an Award is subject to Section 409A of the Code, then the Award shall be paid or settled only upon the Award Recipient’s death, Disability, or Separation from Service, or upon a Change of Control, or upon such date(s) or pursuant to a schedule designated by the Committee, as specified in the applicable Award Agreement, subject to the following provisions:

1. Delay for Specified Employees.    Notwithstanding any provision of this Plan or the terms of an Award Agreement to the contrary, an Award that is granted to a Specified Employee and that is to be paid or settled upon such Specified Employee’s Separation from Service shall not be paid or settled prior to the earlier of (i) the first business date following six months after the date of such Specified Employee’s Separation from Service or (ii) the Specified Employee’s death.

2. Distribution in the Event of Income Inclusion Under Code Section 409A.    If an Award fails to meet the requirements of Section 409A of the Code, the Award Recipient may receive payment in connection with the Award before the Award would otherwise be paid, provided, however, that the amount paid to the Award Recipient shall not exceed the lesser of: (i) the amount payable under such Award, or (ii) the amount to be reported pursuant to Section 409A of the Code on the applicable Form W-2 (or Form 1099) as taxable income to the Award Recipient.

3. Distribution Necessary to Satisfy Applicable Tax Withholding.    If the Corporation is required to withhold amounts to pay the Award Recipient’s portion of the Federal Insurance Contributions Act (FICA) tax imposed under Code Sections 3101, 3121(a) or 3121(v)(2) with respect to an amount that is or will be paid to the Award Recipient under the Award before the amount otherwise would be paid, the Committee may withhold an amount equal to the lesser of: (i) the amount payable under such Award, or (ii) the aggregate of the FICA taxes imposed and the income tax withholding related to such amount.

4. Delay in Payments Subject to Code Section 162(m).    In the event the Corporation reasonably anticipates that the payment of benefits under an Award would result in the loss of the Corporation’s Federal income tax deduction with respect to such payment due to the application of Code Section 162(m), the Committee may delay the payment of all such benefits under the Award until (i) the first taxable year in which the Corporation reasonably anticipates, or should reasonably anticipate, that if the payment were made during such year, the deduction of such payment would not be barred by application of Code Section 162(m) or (ii) during the period beginning with the date of the Award Recipient’s Separation from Service (or, for Specified Employees, the date which is six (6) months after the date of the Award Recipient’s Separation from Service) and ending on the later of (A) the last day of the taxable year of the Corporation which includes such date or (B) the 15th day of the third month following the date of the Award Recipient’s Separation from Service (or, for Specified Employees, the date which is six (6) months after the date of the Award Recipient’s Separation from Service).

5. Delay for Payments in Violation of Federal Securities Laws or Other Applicable Law.    In the event the Corporation reasonably anticipates that the payment of benefits under an Award would violate Federal securities laws or other applicable law, the Committee may delay the payment until the earliest date at which the Corporation reasonably anticipates that making of such payment would not cause such violation.

6. Delay for Insolvency or Compelling Business Reasons.    In the event the Corporation determines that the making of any payment of benefits on the date specified under an Award would jeopardize the ability of the Corporation to continue as a going concern, the Committee may delay the payment of benefits until the first calendar year in which the Corporation notifies the Committee that the payment of benefits would not have such effect.

7. Administrative Delay in Payment.    In the case of administrative necessity, the payment of benefits under an Award may be delayed up to the later of the last day of the calendar year in which payment would otherwise be made or the 15th day of the third calendar month following the date on which payment would otherwise be made. Further, if, as a result of events beyond the control of the Award Recipient (or following the Award Recipient’s death, the Award Recipient’s Beneficiary), it is not administratively practicable to calculate the amount of benefits due to the Award Recipient as of the date on which payment would otherwise be made, the payment may be delayed until the first calendar year in which calculation of the amount is administratively practicable.

8. No Award Recipient Election.    Notwithstanding the foregoing provisions, if the period during which payment of benefits under an Award will be made occurs, or will occur, in two calendar years, the Award Recipient shall not be permitted to elect the calendar year in which the payment shall be made.

SECTION 9

WITHHOLDING OF TAXES

The Corporation will, if required by applicable law, withhold the minimum statutory amount of Federal, state and/or local withholding taxes no later than the date as of which an amount first becomes includible in the gross income of an Award Recipient for Federal, state, local or foreign income or employment or other tax. Unless otherwise provided in the applicable Award Agreement, each Award Recipient may satisfy any such tax withholding obligation by any of the following means, or by a combination of such means: (i) a cash payment; (ii) by delivery to the Corporation of already-owned Shares which have been held by the individual for at least six (6) months having a Fair Market Value, as of the Tax Withholding Date, sufficient to satisfy the amount of the withholding tax obligation arising from an exercise or vesting of an Award; (iii) by authorizing the Corporation to withhold from the Shares otherwise issuable to the individual pursuant to the exercise or vesting of an Award, a number of shares having a Fair Market Value, as of the Tax Withholding Date, which will satisfy the amount of the withholding tax obligation; or (iv) by a combination of such methods of payment. If the amount requested is not paid, the Corporation may refuse to satisfy the Award. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements, and the Corporation and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such Award Recipient. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Shares.

SECTION 10

AMENDMENT AND TERMINATION

A. Amendments to and Termination of the Plan.    The Committee or the Board may amend, alter, or discontinue the Plan at any time by written resolution, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of the Award Recipients with respect to a previously granted Award without such Award Recipient’s consent, except such an amendment made to comply with applicable law, including without limitation Section 409A of the Code, stock exchange rules or accounting rules. In addition, no such amendment shall be made without the approval of the Corporation’s stockholders to the extent such approval is required by applicable law (including Section 422 of the Code) or the listing standards of the applicable stock exchange.

B. Amendments to Awards.    Subject to Section 6(H), the Committee may unilaterally amend the terms of any Award theretofore granted, but no such amendment shall cause a Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption or, without the Award Recipient’s consent, materially impair the rights of any Award Recipient with respect to an Award, except such an amendment made to cause the Plan or Award to comply with applicable law, stock exchange rules or accounting rules. Furthermore, no amendment may be made to a NQSO Award or a SAR Award which would cause the exercise price or the grant price (as applicable) to be less than 100% of the Fair Market Value of one Share as of the Date of Grant except as provided in Section 3(D).

C. Payment of Benefits Upon Termination of Plan.    Upon termination of the Plan, the Corporation may settle any outstanding Award that is not subject to Code Section 409A as soon as is practicable following such termination and may settle any outstanding Award that is subject to Code Section 409A in accordance with one of the following:

1. the termination and liquidation of the Plan within twelve (12) months of a complete dissolution of the Corporation taxed under Section 331 of the Code or with the approval of a bankruptcy court pursuant to 11 U.S.C. § 503(b)(1)(A); provided that the amounts deferred under this Plan are included in the Participants’ gross incomes in the latest of the following years (or, if earlier, the taxable year in which the amount is actually or constructively received): (i) the calendar year in which the Plan is terminated; (ii) the first calendar year in which the amount is no longer subject to a substantial risk of forfeiture; or (iii) the first calendar year in which the payment is administratively practicable.

2. the termination and liquidation of the Plan pursuant to irrevocable action taken by the Committee or the Corporation within the thirty (30) days preceding or the twelve (12) months following a Change of

Control; provided that all Aggregated Plans are terminated and liquidated with respect to each Participant that experienced the Change of Control, so that under the terms of the termination and liquidation, all such Participants are required to receive all amounts of deferred compensation under this Plan and any other Aggregated Plans within twelve (12) months of the date the Committee or the Corporation irrevocably takes all necessary action to terminate and liquidate this Plan and the Committee or the Corporation, as the case may be, takes all necessary action to terminate and liquidate such other Aggregated Plans;

3. the termination and liquidation of the Plan, provided that: (i) the termination and liquidation does not occur proximate to a downturn in the Corporation’s financial health; (2) the Committee or the Corporation, as the case may be, terminates and liquidates all Aggregated Plans; (3) no payments in liquidation of this Plan are made within twelve (12) months of the date the Committee or the Corporation irrevocably takes all necessary action to terminate and liquidate this Plan, other than payments that would be payable under the terms of this Plan if the action to terminate and liquidate this Plan had not occurred; (4) all payments are made within twenty four (24) months of the date on which the Committee or the Corporation irrevocably takes all action necessary to terminate and liquidate this Plan; and (5) the Corporation does not adopt a new Aggregated Plan at any time within three (3) years following the date on which the Committee or the Corporation irrevocably takes all action necessary to terminate and liquidate the Plan.

SECTION 11

MISCELLANEOUS PROVISIONS

A. Conditions for Issuance.    The Committee may require each person purchasing or receiving Shares pursuant to an Award to represent to and agree with the Corporation in writing that such person is acquiring the Shares without a view to the distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. Notwithstanding any other provision of the Plan or Award Agreements made pursuant thereto, with respect to any Award other than an Award that is subject to Code Section 409A, the Corporation shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to fulfillment of all of the following conditions: (i) listing or approval for listing upon notice of issuance, of such Shares on the applicable stock exchange; (ii) any registration or other qualification of such Shares of the Corporation under any state or Federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and (iii) obtaining any other consent, approval, or permit from any state or Federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable, and, with respect to any Award that is subject to Code Section 409A, the Corporation shall not be required to issue or deliver any certificate or certificates for Shares under the Plan if the Corporation reasonably anticipates that such issuance or delivery would violate applicable Federal securities laws or other applicable law, provided the Corporation issues or delivers the Shares at the earliest date on which the Corporation reasonably anticipates that such issuance or delivery would not cause such violation.

B. Additional Compensation Arrangements.    Nothing contained in the Plan shall prevent the Corporation or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees. Participation in the Plan shall not affect an individual’s eligibility to participate in any other benefit or incentive plan of the Corporation.

C. No Contract of Employment or Rights to Awards.    The Plan shall not constitute a contract of employment, and adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Corporation or any Subsidiary or Affiliate to terminate the employment of any employee at any time. No employee or other person shall have any claim or right to receive an Award under the Plan. Receipt of an Award shall not confer upon the Award Recipient any rights of a stockholder with respect to any Shares subject to such Award except as specifically provided in the Agreement relating to the Award.

D. Limitation on Dividend Reinvestment and Dividend Equivalents.    Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment, and the reinvestment of dividend equivalent rights in additional Restricted Stock Units payable in Shares shall only be permissible if sufficient Shares are available under Section 3 for such reinvestment or payment (taking into account then outstanding Awards). In the event that sufficient Shares are not available, such reinvestment of dividends and dividend equivalent rights shall be made in the form of a grant of Restricted Stock Units equal in number to the Shares that would have been obtained by such reinvestment and the terms of which Restricted Stock Units shall provide for settlement in cash.

E. Subsidiary Employees.    In the case of a grant of an Award to any employee of a Subsidiary of the Corporation, the Corporation may, if the Committee so directs, issue or transfer the Shares, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the Shares to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. All Shares underlying Awards that are forfeited or canceled shall revert to the Corporation.

F. Governing Law and Interpretation.    The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws, except to the extent preempted by Federal law. To the extent that any Award is subject to Code Section 409A, the terms of the Award Agreement and this Plan shall be construed and interpreted in accordance with Code Section 409A and the Regulations and interpretative guidance promulgated thereunder. The captions of this Plan are not part of the provisions hereof and shall have no force or effect.

G. Foreign Employees and Foreign Law Considerations.    The Committee may grant Awards to Eligible Individuals who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Corporation to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.

H. Expenses.    The expenses of the Plan shall be borne by the Corporation.

I. Acceptance of Terms.    By accepting an Award under the Plan or payment pursuant to any Award, each Award Recipient, legal representative and Beneficiary shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Committee or the Corporation. A breach by any Award Recipient, his or her Beneficiary(ies), or legal representative, of any restrictions, terms or conditions contained in the Plan, any Award Agreement, or otherwise established by the Committee with respect to any Award will, unless waived in whole or in part by the Committee, cause a forfeiture of such Award.

J. Vesting.    Subject to Section 4(A) of this Plan, and except as otherwise required by applicable law or the applicable rules of a stock exchange, full value equity awards under this Plan that are based on time vesting shall have a minimum vesting period of three years, and full value equity awards under this Plan that are based on performance vesting shall have a minimum vesting period of one year; provided, however, that this Section 11(J) shall have no applicability to equity awards granted prior to February 22, 2011.

SECTION 12

EFFECTIVE AND TERMINATION

The Comerica Incorporated 2006 Amended and Restated Long-Term Incentive Plan was originally adopted by the Board on March 28, 2006 and was effective on May 16, 2006, the date of stockholder approval. It was subsequently amended and restated effective November 14, 2006, December 31, 2008, April 27, 2010 and February 22, 2011. This Comerica Incorporated 2006 Amended and Restated Long-Term Incentive Plan was adopted by the Board and approved by the Governance, Compensation and Nominating Committee on February 26, 2013, as an amendment and restatement of the prior version of the Plan, and will be effective on the date that it is approved by at least a majority of the shares of the Corporation present and entitled to vote, at a meeting of the Corporation’s stockholders at which there is a quorum (the “Effective Date”). The Plan will terminate on the tenth (10th) anniversary of the Effective Date, unless earlier terminated in accordance with Section 10. Awards outstanding as of the date of termination of the Plan shall not be affected or impaired by the termination of the Plan.

Prior Plan Versions:

Compensation Committee/Governance, Compensation and Nominating Committee Approved:    February 22, 2006 (Original Plan); Prior Amendments and Restatements were Approved November 14, 2006; November 18, 2008 (effective December 31, 2008); February 16, 2010 (2010 Amendment and Restatement) (effective April 27, 2010); and February 22, 2011.

Board Approved:    March 28, 2006 (Original Plan); Prior Amendments and Restatements were Approved November 14, 2006; November 18, 2008 (effective December 31, 2008); February 16, 2010 (2010 Amendment and Restatement) (effective April 27, 2010); and February 22, 2011.

Stockholders Approved:    May 16, 2006 (Original Plan) and April 27, 2010 (2010 Amendment and Restatement).

2013 Amendment and Restatement:

Governance, Compensation and Nominating Committee Approved: February 26, 2013.

Board Approved: February 26, 2013.

Stockholders Approved:

EXHIBIT A

CHANGE OF CONTROL

A.	For the purpose of this Plan, a “Change of Control” shall mean:

1.	The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Corporation (the “Outstanding Corporation Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that for purposes of this subsection 1, the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Corporation, (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection A.3. of this Exhibit A; or

2.	Individuals who, as of the date hereof, constitute the Corporation’s Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

3.	Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the Corporation’s assets (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the company resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the company resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the company resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

4.	Approval by the Corporation’s stockholders of a complete liquidation or dissolution of the Corporation.

B.	With respect to any Award subject to Section 409A of the Code, the above definition of “Change of Control” shall mean:

1.	any one person, or more than one person acting as a group, acquires ownership of stock of the Corporation that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Corporation;

2.	any one person, or more than one person acting as a group, acquires (or has acquired during any twelve (12) month period) ownership of stock of the Corporation possessing 30% or more of the total voting power of the stock of the Corporation;

3.	a majority of the members of the Board is replaced during any twelve (12) month period by directors whose appointment is not endorsed by a majority of the members of the Board before the date of the appointment or election; or

4.	any one person, or more than one person acting as a group, acquires (or has acquired during any twelve (12) month period) assets from the Corporation that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Corporation immediately before such acquisition or acquisitions.

The determination of whether a Change of Control has occurred under this Section B of Exhibit A shall be made by the Committee in accordance with the provisions of Code Section 409A and the Regulations promulgated thereunder.

ANNEX A

RECONCILIATION OF NON-GAAP AND GAAP FINANCIAL MEASURES

(dollar amounts in millions)

December 31	2012
Tangible Common Equity Ratio:
Total shareholders’ equity	$6,942
Less:
Fixed rate cumulative perpetual preferred stock	—

Common shareholders’ equity	6,942
Less:
Goodwill	635
Other intangible assets	22

Tangible common equity	$6,285

Total assets	$65,359
Less:
Goodwill	635
Other intangible assets	22

Tangible assets	$64,702

Common equity ratio	10.62%
Tangible common equity ratio	9.71

The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets. Comerica believes this measurement is a meaningful measure of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

A-1

(in millions, except per share data)	2012	2011	2010	2009	2008	2007
Adjusted Return on Common Equity:
Net income	$521	$393	$277	$17
Less:
Preferred stock dividends	—	—	123	134

Net income (loss) available to common shareholders	521	393	154	(117)
Plus:
Merger and restructuring charges, net of tax	22	47	—	—

Adjusted net income (loss) available to common shareholders	$543	$440	$154	$(117)

Average common shareholders' equity	$7,012	$6,351	$5,625	$4,959
Return on average common shareholders' equity	7.43%	6.18%	2.74%	(2.37)%
Adjusted return on common equity	7.76	6.94	2.74	(2.37)

Adjusted Earnings per Share:
Net income (loss) attributable to common shares	$515	$389	$153	$(118)	$192	$680
Plus:
Merger and restructuring charges, net of tax	22	47	—	—	—	—

Adjusted net income (loss) attributable to common shares	$537	$436	$153	$(118)	$192	$680

Diluted average common shares	192	186	173	149	149	154
Diluted earnings per common share	$2.67	$2.09	$0.88	$(0.79)	$1.28	$4.43
Adjusted earnings per share	2.79	2.35	0.88	(0.79)	1.28	4.43

The after-tax impact of any adjustments related to a change in accounting principle, merger/acquisition charges, and restructuring charges incurred during the year, if applicable, are added back to reported net income to determine adjusted EPS and adjusted ROCE. Comerica believes these measurements, which are used for the determination of relative peer ranking for the Management Incentive Plan, are meaningful measures because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate our performance trends.

These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

A-2

Location of Comerica Incorporated

2013 Annual Meeting of Shareholders

Comerica Bank Tower

1717 Main Street, 4th Floor

Dallas, Texas 75201

Comerica Bank Tower is located on the corner of Main Street and North Ervay Street in downtown Dallas.

Briefcases, purses and other bags brought to the meeting may be subject to inspection at the door.

Shareowner Services

P.O. Box 64945

St. Paul, MN 55164-0945

Address Change? Mark box, sign, and indicate changes below: ?

COMPANY #

TO VOTE BY INTERNET OR

TELEPHONE, SEE REVERSE SIDE OF

THIS PROXY CARD.

A.  ELECTION OF DIRECTORS — The Board of Directors recommends a vote FOR all of the listed nominees.

1. Nominees: FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

01.  Ralph W. Babb, Jr. ☐ ☐ ☐

02.  Roger A. Cregg ☐ ☐ ☐

03.  T. Kevin DeNicola ☐ ☐ ☐

04.  Jacqueline P. Kane ☐ ☐ ☐

05.  Richard G. Lindner ☐ ☐ ☐

06.  Alfred A. Piergallini ☐ ☐ ☐

07.  Robert S. Taubman ☐ ☐ ☐

08.  Reginald M. Turner, Jr. ☐ ☐ ☐

09.  Nina G. Vaca ☐ ☐ ☐

B.  DIRECTOR PROPOSALS — The Board of Directors recommends a vote FOR Items 2, 3 and 4.

2. Ratification of the Appointment of Ernst & Young LLP as Independent Auditors ☐ For ☐ Against ☐ Abstain

3. Approval of the Comerica Incorporated 2006 Amended and Restated Long-Term Incentive Plan, as Further Amended ☐ For ☐ Against ☐ Abstain

4. Approval of a Non-Binding, Advisory Proposal Approving Executive Compensation ☐ For ☐ Against ☐ Abstain

IN THEIR DISCRETION, PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE DIRECTOR NOMINEES, AND FOR ITEMS 2, 3 AND 4.

Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

COMERICA INCORPORATED

2013 ANNUAL MEETING OF SHAREHOLDERS

Tuesday, April 23, 2013 9:30 a.m., Central Time

Comerica Bank Tower

1717 Main Street, 4th Floor Dallas, Texas 75201

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on April 23, 2013.

The proxy statement, annual report to security holders and additional soliciting materials are available at www.ematerials.com/cma.

proxy

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned appoints Jon W. Bilstrom and Nicole V. Gersch, or either of them, as Proxies, each with the power to appoint his or her substitute, as the case may be, and authorizes them to represent and vote, as designated on the reverse side, all the shares of common stock of Comerica Incorporated held of record by the undersigned on February 22, 2013, at the Annual Meeting of Shareholders to be held on April 23, 2013, and any adjournments or postponements of the meeting. In their discretion, the Proxies are authorized to vote upon any other business that may properly come before the meeting.

This card also constitutes voting instructions to the trustees or administrators, as applicable, of certain of Comerica’s employee benefit plans to vote shares attributable to accounts the undersigned may hold under such plans as indicated on the reverse of this card. If no voting instructions are provided, the shares will be voted in accordance with the provisions of the respective plans.

COMERICA INCORPORATED 2013 ANNUAL MEETING OF SHAREHOLDERS APRIL 23, 2013 9:30 a.m., Central Time

Vote by Internet, Telephone or Mail

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET

www.ematerials.com/cma

Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CT) on April 22, 2013. For shares held in Comerica’s employee benefit plans, the deadline is 11:59 p.m. (CT) on April 21, 2013.

Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

TELEPHONE 1-800-560-1965

Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CT) on April 22, 2013. For shares held in Comerica’s employee benefit plans, the deadline is 11:59 p.m. (CT) on April 21, 2013.

Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.